                        Alternative Loan Trust 2006-OA10
                                 Issuing Entity

                                FINAL TERM SHEET

                              (COUNTRYWIDE(R) LOGO)

                                 $2,768,599,100
                                  (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                   FREE WRITING PROSPECTUS DATED JUNE 29, 2006

                        ALTERNATIVE LOAN TRUST 2006-OA10
                                 ISSUING ENTITY
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OA10

             DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING JULY 25, 2006

The issuing entity will issue certificates, including the following classes of certificates, that are offered pursuant to this free writing prospectus:

                INITIAL CLASS                                      INITIAL CLASS
                 CERTIFICATE                                   CERTIFICATE BALANCE/
               BALANCE/ INITIAL    PASS-THROUGH                  INITIAL NOTIONAL      PASS-THROUGH
              NOTIONAL AMOUNT(1)      RATE(2)                        AMOUNT(1)           RATE(2)
              ------------------   ------------   ----------   --------------------   -------------
Class 1-A-1     $216,167,000         Floating     Class X-BI      $405,665,000(3)        Variable
Class 1-A-2     $108,084,000         Floating     Class X-BJ      $332,840,000(3)        Variable
Class 1-A-3     $ 36,028,000         Floating     Class X-PP      $219,756,800(3)        Variable
Class 2-A-1     $243,399,000         Floating     Class X-AD      $714,209,600(3)        Variable
Class 2-A-2     $121,700,000         Floating     Class A-R       $        100              N/A
Class 2-A-3     $ 40,566,000         Floating     Class M-1       $ 85,987,000           Floating
Class 3-A-1     $199,704,000         Floating     Class M-2       $ 50,996,000           Floating
Class 3-A-2     $ 99,852,000         Floating     Class M-3       $ 20,888,000           Floating
Class 3-A-3     $ 33,284,000         Floating     Class M-4       $ 30,505,000           Floating
Class 4-A-1     $844,443,000         Floating     Class M-5       $ 36,180,000           Floating
Class 4-A-2     $422,222,000         Floating     Class M-6       $ 21,930,000           Floating
Class 4-A-3     $140,740,000         Floating     Class M-7       $ 15,924,000           Floating
Class X-NB      $360,279,000(3)      Variable

(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based and their initial ratings, are listed in the tables under "Summary -- Description of the Certificates" beginning on page 7 of this free writing prospectus.

(3) The Class X-NB, Class X-BI, Class X-BJ, Class X-PP and Class X-AD Certificates are interest only notional amount certificates. The initial notional amounts of the Class X-NB, Class X-BI, Class X-BJ, Class X-PP and Class X-AD Certificates are set forth in the table above but are not included in the aggregate certificate balance of all of the certificates offered.

                                     SUMMARY

ISSUING ENTITY

Alternative Loan Trust 2006-OA10, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

ORIGINATORS

As of the cut-off date, approximately 16.46%, 15.86% and 15.15% of the mortgage loans, by aggregate stated principal balance of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively, were originated by Countrywide Bank, N.A. These mortgage loans will be transferred by Countrywide Bank, N.A. to Countrywide Home Loans, Inc. by the closing date. The remaining mortgage loans in the mortgage pool were originated by Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of June 1, 2006 and the origination date for that mortgage loan.

CLOSING DATE

On or about June 30, 2006.

THE MORTGAGE LOANS

The mortgage loans will consist of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties. The mortgage loans will be divided into four separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance was approximately $2,782,512,672, approximately $400,001,703 of which are group 1 mortgage loans, approximately $450,391,733 of which are group 2 mortgage loans, approximately $369,538,120 of which are group 3 mortgage loans and approximately $1,562,581,115 of which are group 4 mortgage loans.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                            $    400,001,703

Geographic Concentrations in excess
   of 10%:

California                                                                54.84%

Florida                                                                   16.05%

Weighted Average Original LTV Ratio                                       75.50%

Weighted Average Current Mortgage
   Rate                                                                   3.281%

Range of Current Mortgage Rates                                 1.000% to 9.125%

Average Current Principal Balance                              $        368,326

Range of Current Principal Balances
                                                               $      45,760 to
                                                               $      2,850,000

Weighted Average Remaining Term to
   Maturity                                                          383 months

Weighted Average FICO Credit Score                                          689

Weighted Average Gross Margin                                             3.349%

Weighted Average Maximum Mortgage
   Rate                                                                   9.960%

Weighted Average Minimum Mortgage
   Rate                                                                   3.349%

Maximum Negative Amortization                                               115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                            $    450,391,733

Geographic Concentrations in excess
   of 10%:

California                                                                56.61%

Florida                                                                   15.66%

Weighted Average Original LTV Ratio                                       75.19%

Weighted Average Current Mortgage
   Rate                                                                   3.790%

Range of Current Mortgage Rates                                 1.000% to 9.250%

Average Current Principal Balance                              $        381,365

Range of Current Principal Balances
                                                               $      59,000 to
                                                               $      2,425,416

Weighted Average Remaining Term to
   Maturity                                                          426 months

Weighted Average FICO Credit Score                                          696

Weighted Average Gross Margin                                             3.346%

Weighted Average Maximum Mortgage
   Rate                                                                   9.967%

Weighted Average Minimum Mortgage
   Rate                                                                   3.346%

Maximum Negative Amortization                                               115%

As of the cut-off date, the group 3 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                            $    369,538,120

Geographic Concentrations in excess
   of 10%:

California                                                                49.93%

Florida                                                                   20.43%

Weighted Average Original LTV Ratio                                       75.31%

Weighted Average Current Mortgage
   Rate                                                                   3.439%

Range of Current Mortgage Rates                                 1.000% to 9.250%

Average Current Principal Balance                              $        363,361

Range of Current Principal Balances
                                                               $      50,000 to

                                                               $      2,437,500

Weighted Average Remaining Term to
   Maturity                                                          399 months

Weighted Average FICO Credit Score                                          694

Weighted Average Gross Margin                                             3.354%

Weighted Average Maximum Mortgage
   Rate                                                                   9.967%

Weighted Average Minimum Mortgage
   Rate                                                                   3.354%

Maximum Negative Amortization                                               115%

As of the cut-off date, the group 4 mortgage loans had the following characteristics:

Aggregate Current Principal Balance                            $  1,562,581,115

Geographic Concentrations in excess
   of 10%:

California                                                                63.70%

Florida                                                                   10.74%

Weighted Average Original LTV Ratio                                       74.65%

Weighted Average Current Mortgage
   Rate                                                                   2.935%

Range of Current Mortgage Rates                                 1.000% to 9.250%

Average Current Principal Balance                              $        481,238

Range of Current Principal Balances
                                                               $      16,304 to

                                                               $      3,500,000

Weighted Average Remaining Term to
   Maturity                                                          406 months

Weighted Average FICO Credit Score                                          705

Weighted Average Gross Margin                                             3.336%

Weighted Average Maximum Mortgage
   Rate                                                                   9.957%

Weighted Average Minimum Mortgage
   Rate                                                                   3.336%

Maximum Negative Amortization                                               115%

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                   INITIAL CLASS
                    CERTIFICATE
                  BALANCE/INITIAL                                       INITIAL RATING   INITIAL RATING
    CLASS       NOTIONAL AMOUNT (1)               TYPE                   (MOODY'S) (2)      (S&P) (2)
    -----       -------------------               ----                  --------------   --------------
OFFERED CERTIFICATES
Class 1-A-1         $216,167,000        Senior/Floating Pass-Through          Aaa              AAA
                                             Rate/Super Senior

Class 1-A-2         $108,084,000        Senior/Floating Pass-Through          Aaa              AAA
                                         Rate/Super Senior/Support

Class 1-A-3         $ 36,028,000        Senior/Floating Pass-Through          Aaa              AAA
                                                Rate/Support

Class 2-A-1         $243,399,000        Senior/Floating Pass-Through          Aaa              AAA
                                             Rate/Super Senior

Class 2-A-2         $121,700,000        Senior/Floating Pass-Through          Aaa              AAA
                                         Rate/Super Senior/Support

Class 2-A-3         $ 40,566,000        Senior/Floating Pass-Through          Aaa              AAA
                                                Rate/Support

Class 3-A-1         $199,704,000        Senior/Floating Pass-Through          Aaa              AAA
                                             Rate/Super Senior

Class 3-A-2         $ 99,852,000        Senior/Floating Pass-Through          Aaa              AAA
                                         Rate/Super Senior/Support

Class 3-A-3         $ 33,284,000        Senior/Floating Pass-Through          Aaa              AAA
                                                Rate/Support

Class 4-A-1         $844,443,000        Senior/Floating Pass-Through          Aaa              AAA
                                             Rate/Super Senior

Class 4-A-2         $422,222,000        Senior/Floating Pass-Through          Aaa              AAA
                                         Rate/Super Senior/Support

Class 4-A-3         $140,740,000        Senior/Floating Pass-Through          Aaa              AAA
                                                Rate/Support

Class X-NB          $360,279,000      Senior/Notional Amount/Interest         Aaa              AAA
                                      Only/Variable Pass-Through Rate

Class X-BI          $405,665,000      Senior/Notional Amount/Interest         Aaa              AAA
                                      Only/Variable Pass-Through Rate

Class X-BJ          $332,840,000      Senior/Notional Amount/Interest         Aaa              AAA
                                      Only/Variable Pass-Through Rate

Class X-PP          $219,756,800      Senior/Notional Amount/Interest         Aaa              AAA
                                      Only/Variable Pass-Through Rate

Class X-AD          $714,209,600      Senior/Notional Amount/Interest         Aaa              AAA
                                      Only/Variable Pass-Through Rate

Class A-R           $        100      Senior/REMIC Residual/Principal         Aaa              AAA
                                                    Only

Class M-1           $ 85,987,000         Subordinate/Floating Pass-           Aa1              AA+
                                                Through Rate

Class M-2           $ 50,996,000         Subordinate/Floating Pass-           Aa1              AA
                                                Through Rate

Class M-3           $ 20,888,000         Subordinate/Floating Pass-           Aa1              AA-
                                                Through Rate

                   INITIAL CLASS
                    CERTIFICATE
                  BALANCE/INITIAL                                       INITIAL RATING   INITIAL RATING
    CLASS       NOTIONAL AMOUNT (1)               TYPE                   (MOODY'S) (2)      (S&P) (2)
    -----       -------------------               ----                  --------------   --------------
Class M-4           $ 30,505,000         Subordinate/Floating Pass-           Aa2              A+
                                                Through Rate

Class M-5           $ 36,180,000         Subordinate/Floating Pass-           A2               A-
                                                Through Rate

Class M-6           $ 21,930,000         Subordinate/Floating Pass-          Baa2              BBB
                                                Through Rate

Class M-7           $ 15,924,000         Subordinate/Floating Pass-          Baa3             BBB-
                                                Through Rate
NON-OFFERED CERTIFICATES (3)
Class C                 N/A                       Residual                    N/R              N/R

Class 1-P (4)       $        100             Prepayment Charges               N/R              N/R

Class 2-P (4)       $        100             Prepayment Charges               N/R              N/R

Class 3-P (4)       $        100             Prepayment Charges               N/R              N/R

Class 4-P (4)       $        100             Prepayment Charges               N/R              N/R

Class R-X               N/A                       Residual                    N/R              N/R

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class C, Class 1-P, Class 2-P, Class 3-P, Class 4-P and Class R-X Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class C, Class 1-P, Class 2-P, Class 3-P, Class 4-P and Class R-X Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class 1-P, Class 2-P, Class 3-P and Class 4-P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group 1, loan group 2, loan group 3 and loan group 4, respectively. Each of the Class 1-P, Class 2-P, Class 3-P and Class 4-P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in loan group 1, loan group 2, loan group 3 and loan group 4, respectively, that require payment of a prepayment charge. The Class 1-P, Class 2-P, Class 3-P and Class 4-P Certificates will not bear interest.

The certificates will also have the following characteristics:

                               PASS-THROUGH RATE   PASS-THROUGH RATE
                                 ON AND BEFORE           AFTER
                  RELATED           OPTIONAL            OPTIONAL                           INTEREST ACCRUAL
    CLASS        LOAN GROUP     TERMINATION DATE    TERMINATION DATE   ACCRUAL PERIOD         CONVENTION
    -----        ----------    -----------------   -----------------   --------------      ----------------
OFFERED
CERTIFICATES
Class 1-A-1          1           MTA + 0.960(1)      MTA + 0.960(1)    calendar month (2)     30/360 (3)
Class 1-A-2          1           MTA + 1.000(1)      MTA + 1.000(1)    calendar month (2)     30/360 (3)
Class 1-A-3          1           MTA + 1.040(1)      MTA + 1.040(1)    calendar month (2)     30/360 (3)
Class 2-A-1          2         LIBOR + 0.190% (4)  LIBOR + 0.380% (4)        (5)            Actual/360 (6)
Class 2-A-2          2         LIBOR + 0.230% (4)  LIBOR + 0.460% (4)        (5)            Actual/360 (6)
Class 2-A-3          2         LIBOR + 0.270% (4)  LIBOR + 0.540% (4)        (5)            Actual/360 (6)
Class 3-A-1          3         LIBOR + 0.190% (4)  LIBOR + 0.380% (4)        (5)            Actual/360 (6)
Class 3-A-2          3         LIBOR + 0.230% (4)  LIBOR + 0.460% (4)        (5)            Actual/360 (6)
Class 3-A-3          3         LIBOR + 0.270% (4)  LIBOR + 0.540% (4)        (5)            Actual/360 (6)
Class 4-A-1          4         LIBOR + 0.190% (4)  LIBOR + 0.380% (4)        (5)            Actual/360 (6)
Class 4-A-2          4         LIBOR + 0.230% (4)  LIBOR + 0.460% (4)        (5)            Actual/360 (6)
Class 4-A-3          4         LIBOR + 0.270% (4)  LIBOR + 0.540% (4)        (5)            Actual/360 (6)
Class X-NB           1                 (7)                (7)          calendar month (2)     30/360 (3)
Class X-BI           2                 (8)                (8)          calendar month (2)     30/360 (3)
Class X-BJ           3                 (8)                (8)          calendar month (2)     30/360 (3)
Class X-PP        1, 2, 3              (9)                (9)          calendar month (2)     30/360 (3)
Class X-AD        1, 2, 3             (10)                (10)         calendar month (2)     30/360 (3)
Class A-R            1                (11)                (11)               N/A                  N/A
Class M-1      1, 2, 3 and 4   LIBOR + 0.350% (4)  LIBOR + 0.525% (4)        (5)
                                                                                            Actual/360 (6)
Class M-2      1, 2, 3 and 4   LIBOR + 0.380% (4)  LIBOR + 0.570% (4)        (5)
                                                                                            Actual/360 (6)
Class M-3      1, 2, 3 and 4   LIBOR + 0.420% (4)  LIBOR + 0.630% (4)        (5)
                                                                                            Actual/360 (6)
Class M-4      1, 2, 3 and 4   LIBOR + 0.490% (4)  LIBOR + 0.735% (4)        (5)
                                                                                            Actual/360 (6)
Class M-5      1, 2, 3 and 4   LIBOR + 0.600% (4)  LIBOR + 0.900% (4)        (5)
                                                                                            Actual/360 (6)
Class M-6      1, 2, 3 and 4   LIBOR + 1.500% (4)  LIBOR + 2.250% (4)        (5)
                                                                                            Actual/360 (6)
Class M-7      1, 2, 3 and 4   LIBOR + 2.000% (4)  LIBOR + 3.000% (4)        (5)
                                                                                            Actual/360 (6)

NON-OFFERED
CERTIFICATES
Class C        1, 2, 3 and 4          N/A                 N/A                N/A                  N/A
Class 1-P            1                N/A                 N/A                N/A                  N/A
Class 2-P            2                N/A                 N/A                N/A                  N/A
Class 3-P            3                N/A                 N/A                N/A                  N/A
Class 4-P            4                N/A                 N/A                N/A                  N/A
Class R-X      1, 2, 3 and 4          N/A                 N/A                N/A                  N/A

----------
(1) The pass-through rate on this class of certificates for the accrual period related to the first distribution date, will be a per annum rate equal to the lesser of (i) the weighted average adjusted net mortgage rate of the mortgage loans in loan group 1 and (ii) applicable net rate cap, and with respect to any distribution date thereafter will be a per annum rate equal to the lesser of (i) one-year MTA for the related accrual period plus the related margin and (ii) the applicable net rate cap. One-year MTA for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of One-Year MTA.."

(2) The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(4) The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. The pass-through rates on these classes of certificates for the accrual period related to any distribution date will be a per annum rate equal to the lesser of (i) one-month LIBOR for the related accrual period plus the related margin and
     (ii) the applicable net rate cap. One-month LIBOR for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of LIBOR."

(5) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(6) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(7) The pass-through rate on the Class X-NB Certificates for the accrual period for any distribution date will be a per annum rate equal to the excess of
     (i) the group net rate cap for the senior certificates related to loan group 1 over (ii) the sum of (a) one-year MTA and (b) 1.000%.

(8) The pass-through rate on this class of certificates for the accrual period for any distribution date will be a per annum rate equal to the excess of
     (i) the group net rate cap for the related senior certificates in the related loan group over (ii) the product of (A) the sum of (a) one-month LIBOR for the accrual period and (b) the related pass-through margin per annum and (B) a fraction, the numerator of which is 30 for the first period, and the actual number of days in the accrue period for the second period and thereafter, and the denominator of which is 30.

(9) The pass-through rate on the Class X-PP Certificates for the accrual period for any distribution date will be a per annum rate equal to the lesser of
     (A) the excess of (i) the weighted average of the group net rate caps of the group 1, group 2 and group 3 senior certificates (weighted on the basis of the aggregate stated principal balance of the mortgage loans in loan group 1, loan group 2 and loan group 3) over (ii) the sum of (a) one-year MTA for the accrual period and (b) 1.000% per annum and (B) the applicable net rate cap.

(10) The pass-through rate on the Class X-AD Certificates for the accrual period for any distribution date will be a per annum rate equal to the lesser of
     (x) the excess of (i) the weighted average of the group net rate caps of the group 1, group 2 and group 3 senior certificates (weighted on the basis of the aggregate stated principal balance of the mortgage loans in loan group 1, loan group 2 and loan group 3) over (ii) the product of (A) the sum of (a) one-month LIBOR for the accrual period and (b) the related pass-through margin and (B) a fraction, the numerator of which is 30 for the first period, and the actual number of days in the accrue period for the second period and thereafter, and the denominator of which is 30, and
     (y) the applicable net rate cap.

(11) The Class A-R Certificates will not accrue any interest.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

     DESIGNATION          CLASSES OF CERTIFICATES
     -----------          -----------------------
 Senior Certificates   Class 1-A-1, Class 1-A-2, Class
                          1-A-3, Class 2-A-1, Class
                          2-A-2, Class 2-A-3, Class
                          3-A-1, Class 3-A-2, Class
                          3-A-3, Class 4-A-1, Class
                          4-A-2, Class 4-A-3, Class
                        X-NB, Class X-BI, Class X-BJ,
                          Class X-PP, Class X-AD and
                            Class A-R Certificates

   Group 1 Senior        Class 1-A-1, Class 1-A-2 and
    Certificates           Class 1-A-3 Certificates

   Group 2 Senior        Class 2-A-1, Class 2-A-2 and
    Certificates           Class 2-A-3 Certificates

   Group 3 Senior        Class 3-A-1, Class 3-A-2 and
    Certificates           Class 3-A-3 Certificates

   Group 4 Senior        Class 4-A-1, Class 4-A-2 and
    Certificates           Class 4-A-3 Certificates

Class X Certificates    Class X-NB, Class X-BI, Class
                          X-BJ, Class X-PP and Class
                              X-AD Certificates

    Subordinated            Class M-1, Class M-2,
    Certificates            Class M-3, Class M-4,
                           Class M-5, Class M-6 and
                            Class M-7 Certificates

  MTA Certificates       Group 1 Senior Certificates

 LIBOR Certificates      Group 2 Senior Certificates,
                         Group 3 Senior Certificates,
                         Group 4 Senior Certificates
                        and Subordinated Certificates

    Floating Rate         MTA Certificates and LIBOR
    Certificates                 Certificates

Class P Certificates     Class 1-P, Class 2-P, Class
                              3-P and Class 4-P
                                 Certificates

Offered Certificates       Senior Certificates and
                          Subordinated Certificates

Private Certificates      Class P, Class C and Class
                               R-X Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

MTA Certificates, Class A-R and Class X Certificates:

The last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1 in excess thereof.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on July 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the offered certificates is the distribution date in August 2046. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-9.

On each distribution date, to the extent funds are available from the related loan group or loan groups, each class of interest-bearing certificates will be entitled to receive:

- the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

-    interest carry forward amount, and

- with respect to the offered certificates (other than the Class A-R Certificates), any net rate carryover due and any accrued interest on this amount.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount by which the deferred interest on the mortgage loans in the related loan group or loan groups exceeds the principal payments on the mortgage loans in that loan group or loan groups for that distribution date, as described under "Description of the Certificates -- Interest" in this free writing prospectus.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to a loan group (after the fees and expenses described under the next heading are subtracted):

- all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

- all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

- net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

- subsequent recoveries with respect to the mortgage loans in that loan group;

- partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

- any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

- the master servicing fee and additional servicing compensation due to the master servicer;

-    the trustee fee due to the trustee;

-    lender paid mortgage insurance premiums, if any;

- the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

- all prepayment charges (which are distributable only to the Class P Certificates); and

- all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates --Priority of Distributions Among Certificates".

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On any distribution date, the aggregate available funds from all loan groups will be distributed in the following order of priority:

     1. sequentially,

          a. concurrently, to the Class X-NB, Class X-BI and Class X-BJ Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date; and

          b. concurrently, to Class X-PP and Class X-AD Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date;

     2. concurrently, to the classes of senior certificates (other than the Class X Certificates and Class A-R Certificates), pro rata, the current interest and the interest carry forward amount for each such class and such distribution date;

     3. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the current interest for each such class and such distribution date;

     4. a. for each distribution date prior to the stepdown date or on which a trigger event is in effect, in the following order of priority:

          (1) in an amount up to the principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related principal distribution amounts:

               (a) in an amount up to the group 1 principal distribution amount for such distribution date, in the following order of priority:

                    (i) to the Class A-R Certificates, until its class
               certificate balance is reduced to zero;

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (iii) to the group 2 senior certificates (after any
               distributions made to such classes of certificates from the group 2 principal distribution amount), the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 principal distribution amount) and the group 4 senior certificates (after any distributions made to such classes of certificates from the group 4 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                         (x) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                         (y) concurrently, to the Class 3-A-1, Class 3-A-2 and
                    Class 3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (z) concurrently, to the Class 4-A-1, Class 4-A-2 and
                    Class 4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

               (b) in an amount up to the group 2 principal distribution amount for such distribution date, in the following order of priority:


                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) to the group 1 senior certificates (after any
               distributions made to such classes of certificates from the group 1 principal distribution amount), the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 principal distribution amount) and the group 4 senior certificates (after any distributions made to such classes of certificates from the group 4 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                         (y) concurrently, to the Class 3-A-1, Class 3-A-2 and
                    Class 3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (z) concurrently, to the Class 4-A-1, Class 4-A-2 and
                    Class 4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

               (c) in an amount up to the group 3 principal distribution amount for such distribution date, in the following order of priority:

                    (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class
               3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) to the group 1 senior certificates (after any
               distributions made to such classes of certificates from the group 1 principal distribution amount), the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 principal distribution amount) and the group 4 senior certificates (after any distributions made to such classes of certificates from the group 4 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                         (y) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (z) concurrently, to the Class 4-A-1, Class 4-A-2 and
                    Class 4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (d) in an amount up to the group 4 principal distribution amount for such distribution date, in the following order of priority:

                    (i) concurrently, to the Class 4-A-1, Class 4-A-2 and Class
               4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) to the group 1 senior certificates (after any
               distributions made to such classes of certificates from the group 1 principal distribution amount), the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2 and
                    Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                         (y) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (z) concurrently, to the Class 3-A-1, Class 3-A-2 and
                    Class 3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

     b. on each distribution date on or after the stepdown date so long as a trigger event is not in effect, in the following order of priority:

          (1) in an amount up to the senior principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related senior principal distribution amounts:

          (a) in an amount up to the group 1 senior principal distribution amount for such distribution date, in the following order of priority:

               (i) concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) to the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 senior principal distribution amount), the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 senior principal distribution amount) and the group 4 senior certificates (after any distributions made to such classes of certificates from the group 4 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                    (x) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                    (y) concurrently, to the Class 3-A-1, Class 3-A-2 and Class
               3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (z) concurrently, to the Class 4-A-1, Class 4-A-2 and Class
               4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

          (b) in an amount up to the group 2 senior principal distribution amount for such distribution date, in the following order of priority:

               (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 senior principal distribution amount), the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 senior principal distribution amount) and the group 4 senior certificates (after any distributions made to such classes of certificates from the group 4 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                    (x) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                    (y) concurrently, to the Class 3-A-1, Class 3-A-2 and Class
               3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (z) concurrently, to the Class 4-A-1, Class 4-A-2 and Class
               4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

          (c) in an amount up to the group 3 senior principal distribution amount for such distribution date, in the following order of priority:

               (i) concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 senior principal distribution amount), the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 senior principal distribution amount) and the group 4 senior certificates (after any distributions made to such classes of certificates from the group 4 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                    (x) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                    (y) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (z) concurrently, to the Class 4-A-1, Class 4-A-2 and Class
               4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

          (d) in an amount up to the group 4 senior principal distribution amount for such distribution date, in the following order of priority:

               (i) concurrently, to the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (ii) to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 senior principal distribution amount), the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 senior principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, concurrently as follows:

                    (x) concurrently, to the Class 1-A-1, Class 1-A-2 and Class
               1-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

                    (y) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (z) concurrently, to the Class 3-A-1, Class 3-A-2 and Class
               3-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero;

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

     5. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the interest carry forward amount for each such class and such distribution date;

     6. concurrently, to the classes of senior certificates related to loan group 1, loan group 2, loan group 3 and loan group 4, pro rata based on the aggregate unpaid realized loss amount for the senior certificates (other than the Class X Certificates) related to loan group 1, loan group 2, loan group 3 and loan group 4;

          a. in an amount up to the aggregate unpaid realized loss amount for the group 1 senior certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

          b. in an amount up to the aggregate unpaid realized loss amount for the group 2 senior certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

          c. in an amount up to the aggregate unpaid realized loss amount for the group 3 senior certificates, sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

          d. in an amount up to the aggregate unpaid realized loss amount for the group 4 senior certificates, sequentially, to the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

     7. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     8. sequentially,

          a. concurrently, to the Class X-NB, Class X-BI and Class X-BJ Certificates, pro rata, in an amount up to the amount of net rate carryover for each such class; and

          b. concurrently, to the Class X-PP and Class X-AD Certificates, pro rata, in an amount up to the amount of net rate carryover for each such class;

     9. concurrently, to the classes of Senior Certificates (other than the Class X and Class A-R Certificates), pro rata, in an amount up to the amount of net rate carryover for each such class;

     10. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of net rate carryover for each such class; and

     11. to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

     Any interest carry forward amounts, unpaid realized loss amounts or net rate carryover that remains after the class certificate balance of the related certificates is reduced to zero will be extinguished.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates (other than the Class X Certificates), until those senior certificates are paid in full, before any distributions of principal are made on the subordinate certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

- the distribution date on which the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) is reduced to zero; and

- the later to occur of (x) the distribution date in July 2009 and (y) the first distribution date on which a fraction, the numerator of which is the excess of the aggregate stated principal balance of the mortgage loans as of the due date in the month preceding the month in which that distribution date occurs (after giving effect to principal prepayments received in the prepayment period related to that due date) over the aggregate class certificate balance of the senior certificates (other than the Class X Certificates) immediately prior to that distribution date, and the denominator of which is the aggregate stated principal balance of the mortgage loans as of the due date in the month of the current distribution date (after giving effect to principal prepayments received in the prepayment period related to that due date) is greater than or equal to (a) approximately 24.8267120340% on any distribution date prior to the distribution date in July 2012 and (b) approximately 19.8613696272% on any distribution date on or after the Distribution Date in July 2012.

THE CORRIDOR CONTRACT AND THE CORRIDOR FLOOR CONTRACT

The offered certificates (other than the Class A-R Certificates) will have the benefit of a corridor contract and a corridor floor contract. On the closing date, the corridor contract and the corridor floor contract will be assigned to the trustee on behalf of a separate supplemental trust fund created under the pooling and servicing agreement.

On or prior to the applicable termination date, amounts received by the trustee, on behalf of the supplemental interest trust, in respect of the corridor contract and corridor floor contract will be available as described in this free writing prospectus to cover any unpaid realized loss amounts and any net rate carryover resulting from the application of the applicable net rate cap to the pass-through rates on the offered certificates (other than the Class A-R Certificates).

Payments under the corridor contract and corridor floor contract will be made pursuant to the formulas described in "Description of the Certificates - The Corridor Contract and the Corridor Floor Contract " in this free writing prospectus. Any amounts received before February 2009 by the trustee on behalf of the supplemental interest trust and with respect to the corridor contract and corridor floor contract will be held in the corridor contract reserve fund until December 2010. Beginning in December 2010, amounts that are not used on a distribution date to cover any unpaid realized loss amounts or net rate carryover on the offered certificates will be held in the supplemental interest trust to cover any unpaid realized loss amounts or net rate carryover on the offered certificates (other than the Class A-R Certificates) on future distribution dates as provided in "Corridor Contract Reserve Fund" in this free writing prospectus.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses will be allocated in the following order of priority:

- to the subordinated certificates, beginning with the class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

- concurrently, to the senior certificates (other than the notional amount certificates), pro rata, based on the aggregate class certificate balances of the group 1 senior certificates, the group 2 senior certificates, the group 3 senior certificates and the group 4 senior certificates as follows:
     (a) with respect to the group 1 senior certificates, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero; (b) with respect to the group 2 senior certificates, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero, (c) with respect to the group 3 senior certificates, sequentially, to the Class 3-A-3, Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero and (d) with respect to the group 4 senior certificates, sequentially, to the Class 4-A-3, Class 4-A-2 and Class 4-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans exceeds the aggregate class certificate balance of the offered certificates.

On the closing date, (a) the aggregate stated principal balance of the mortgage loans is expected to exceed the initial aggregate class certificate balance of the certificates (other than the Class X Certificates) by approximately $13,913,572. This amount is approximately equal to the initial level of overcollateralization required by the pooling and servicing agreement.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates and the weighted average expense fee rate.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required level of overcollateralization may change over time.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates will have a distribution priority over the subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, among the subordinated certificates, beginning with the subordinated certificates with the lowest distribution priority, and second to the senior certificates in accordance with the priorities set forth above under " -- Allocation of Losses."

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The offered certificates (other than the Class A-R Certificates) will also represent the right to receive net rate carryover payments and potentially deemed obligations. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

The corridor contract, the corridor floor contract and the assets held in the corridor contract reserve fund and the carryover reserve fund will not constitute any part of any REMIC created under the pooling and servicing agreement.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions, including satisfaction of the requirements of an investor-based class exemption, are met.

A fiduciary of such plans or arrangements must determine that the purchase of a Certificate is consistent with its fiduciary duties and does not result in a nonexempt prohibited transaction under applicable law.

LEGAL INVESTMENT

The senior certificates and the Class M-1, Class M-2 and Class M-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                                THE MORTGAGE POOL

                                  LOAN GROUP 1

                                  LOAN PROGRAMS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
One-Year MTA..................    1,086   $400,001,703.08    100.00%    368,325.69    3.281      383        689        75.50
                                  -----   ---------------    ------
   Total......................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

                            CURRENT MORTGAGE RATES(1)

                                                                                      WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 1        ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  -------------
1.000.........................       16   $  7,621,100.00      1.91%     476,318.75     360        715        72.43
1.250.........................      163     68,360,725.00     17.09      419,390.95     367        693        70.40
1.375.........................        1        297,750.00      0.07      297,750.00     480        736        57.82
1.500.........................       79     32,443,482.00      8.11      410,676.99     438        699        73.41
1.750.........................      234     95,503,174.00     23.88      408,133.22     364        680        75.95
2.000.........................       79     33,446,370.44      8.36      423,371.78     458        689        76.13
2.250.........................       66     23,639,825.00      5.91      358,179.17     366        664        75.48
2.390.........................        1        289,800.00      0.07      289,800.00     360        672        90.00
2.440.........................        2        375,075.00      0.09      187,537.50     360        705        86.34
2.475.........................        1        357,000.00      0.09      357,000.00     360        709        85.00
2.500.........................       22      6,691,056.99      1.67      304,138.95     438        661        77.64
2.520.........................        1        253,000.00      0.06      253,000.00     360        677        81.61
2.750.........................       36      9,672,229.00      2.42      268,673.03     366        705        79.55
2.875.........................        1        126,000.00      0.03      126,000.00     360        640        82.89
2.890.........................        2        666,900.00      0.17      333,450.00     360        681        90.00
2.910.........................        1        170,000.00      0.04      170,000.00     360        699        89.95
2.940.........................        1        387,000.00      0.10      387,000.00     360        667        90.00
2.970.........................        2        360,000.00      0.09      180,000.00     360        656        90.00
2.980.........................        1        168,000.00      0.04      168,000.00     360        721        81.55
3.000.........................       18      4,291,893.02      1.07      238,438.50     434        695        80.41
3.040.........................        3        884,925.00      0.22      294,975.00     360        644        90.00
3.150.........................        1        267,750.00      0.07      267,750.00     360        674        85.00
3.175.........................        1        157,178.10      0.04      157,178.10     359        789        89.64
3.190.........................        6      1,763,000.00      0.44      293,833.33     360        677        88.78
3.250.........................       13      3,107,885.00      0.78      239,068.08     372        691        80.01
3.405.........................        1        246,905.00      0.06      246,905.00     360        814        95.00
3.470.........................        2        396,900.00      0.10      198,450.00     360        696        93.85
3.500.........................       10      2,433,229.00      0.61      243,322.90     436        732        89.65
3.565.........................        1        418,000.00      0.10      418,000.00     360        669        95.00
3.595.........................        1        314,450.00      0.08      314,450.00     360        723        95.00
3.720.........................        1        112,500.00      0.03      112,500.00     360        631        90.00
3.750.........................        4        994,846.00      0.25      248,711.50     366        644        88.64
3.910.........................        1        164,350.00      0.04      164,350.00     360        659        95.00
3.940.........................        1        256,000.00      0.06      256,000.00     360        676        89.82
4.000.........................        3        745,000.00      0.19      248,333.33     393        704        80.97
4.170.........................        1        265,832.00      0.07      265,832.00     360        783        95.00
4.180.........................        1        562,500.00      0.14      562,500.00     360        622        90.00
5.500.........................        1        159,250.00      0.04      159,250.00     360        786        70.00
5.875.........................        1        245,628.00      0.06      245,628.00     480        784        80.00

                                                                                      WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 1        ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  -------------
6.000.........................        1      1,240,538.31      0.31    1,240,538.31     357        668        70.00
6.125.........................        1        976,034.08      0.24      976,034.08     357        697        75.00
6.250.........................        4      1,487,982.29      0.37      371,995.57     381        763        55.38
6.375.........................        2      2,101,571.81      0.53    1,050,785.91     355        690        61.72
6.500.........................        2      1,181,130.75      0.30      590,565.38     358        737        77.22
6.750.........................        2        670,335.87      0.17      335,167.94     358        729        76.23
6.875.........................        5      1,513,689.10      0.38      302,737.82     356        762        69.71
7.000.........................       10      3,238,091.51      0.81      323,809.15     379        718        72.37
7.125.........................        7      2,601,121.26      0.65      371,588.75     393        701        76.01
7.250.........................       17      5,617,060.94      1.40      330,415.35     364        707        75.32
7.305.........................        1        319,039.66      0.08      319,039.66     359        643        90.00
7.375.........................       26      7,671,568.75      1.92      295,060.34     373        704        72.70
7.495.........................        1        239,346.87      0.06      239,346.87     359        634        84.11
7.500.........................       30      8,370,096.69      2.09      279,003.22     387        696        77.20
7.520.........................        1        355,791.43      0.09      355,791.43     359        685        95.00
7.560.........................        1        334,438.59      0.08      334,438.59     359        783        89.97
7.625.........................       91     32,279,624.21      8.07      354,721.15     368        687        77.57
7.750.........................       86     24,530,683.94      6.13      285,240.51     373        684        78.05
7.875.........................        2      2,520,000.00      0.63    1,260,000.00     455        680        80.00
7.910.........................        2        770,469.23      0.19      385,234.62     359        687        85.10
7.915.........................        1        177,000.00      0.04      177,000.00     360        648        89.85
8.000.........................        2        544,200.17      0.14      272,100.09     443        669        82.93
8.010.........................        1        195,642.38      0.05      195,642.38     357        709        86.67
8.065.........................        2        539,066.35      0.13      269,533.18     359        671        89.24
8.125.........................        2        425,415.24      0.11      212,707.62     357        735        78.98
8.155.........................        1        287,922.46      0.07      287,922.46     356        665        85.00
8.190.........................        3        733,321.87      0.18      244,440.62     359        677        90.00
8.250.........................        1        205,060.06      0.05      205,060.06     357        720        80.00
8.345.........................        1        258,950.71      0.06      258,950.71     359        689        93.27
                                  -----   ---------------    ------
   Total......................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 (as so adjusted) is expected to be approximately 3.252% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 is expected to be approximately 3.281% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
RANGE OF                         NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
CURRENT MORTGAGE                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
LOAN PRINCIPAL                  MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
BALANCES ($)                      LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
0.01-50,000.00 ...............       1    $     45,760.00      0.01%      45,760.00    3.750      480        675        80.00
50,000.01-100,000.00 .........      29       2,313,209.03      0.58       79,765.83    4.577      359        702        68.17
100,000.01-150,000.00 ........      80      10,051,597.16      2.51      125,644.96    4.164      372        702        75.02
150,000.01-200,000.00 ........     137      24,108,705.18      6.03      175,975.95    3.709      374        690        75.63
200,000.01-250,000.00 ........     107      23,887,503.95      5.97      223,247.70    3.798      375        682        76.08
250,000.01-300,000.00 ........     149      41,169,237.37     10.29      276,303.61    3.593      392        684        75.69
300,000.01-350,000.00 ........     119      38,936,321.55      9.73      327,195.98    3.973      384        682        76.95
350,000.01-400,000.00 ........     110      41,472,911.53     10.37      377,026.47    3.805      387        679        77.17
400,000.01-450,000.00 ........      74      31,633,349.20      7.91      427,477.69    3.208      377        684        75.98
450,000.01-500,000.00 ........      69      32,872,295.85      8.22      476,410.08    3.414      377        688        76.93
500,000.01-550,000.00 ........      53      27,724,178.51      6.93      523,097.71    2.228      392        693        75.38
550,000.01-600,000.00 ........      42      24,184,308.92      6.05      575,816.88    2.745      386        693        75.67
600,000.01-650,000.00 ........      35      22,136,961.87      5.53      632,484.62    2.626      397        697        75.90
650,000.01-700,000.00 ........      15      10,125,047.42      2.53      675,003.16    1.970      384        697        74.74
700,000.01-750,000.00 ........      15      10,848,687.90      2.71      723,245.86    2.190      400        692        72.18
750,000.01-1,000,000.00 ......      29      26,390,290.01      6.60      910,010.00    3.374      384        697        72.90
1,000,000.01-1,500,000.00 ....      16      20,346,496.15      5.09    1,271,656.01    2.228      374        684        72.80
1,500,000.01-2,000,000.00 ....       5       8,904,841.48      2.23    1,780,968.30    3.910      386        702        71.87
2,000,000.01 and Above .......       1       2,850,000.00      0.71    2,850,000.00    2.250      360        783        75.00
                                 -----    ---------------    ------
   Total .....................   1,086    $400,001,703.08    100.00%
                                 =====    ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 is approximately $368,326.

                              FICO CREDIT SCORES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF                        MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FICO CREDIT SCORES                LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------              --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
601-620.......................       10   $  3,421,483.84      0.86%    342,148.38     2.453      360        617        73.59
621-640.......................      118     39,774,815.99      9.94     337,074.71     2.558      384        631        73.34
641-660.......................      171     54,901,140.62     13.73     321,059.30     3.102      376        651        75.27
661-680.......................      266    103,072,219.41     25.77     387,489.55     3.559      384        671        76.51
681-700.......................      172     70,111,067.07     17.53     407,622.48     3.677      383        690        76.58
701-720.......................      123     50,660,608.71     12.67     411,874.87     2.786      377        711        74.45
721-740.......................       76     26,850,568.87      6.71     353,296.96     3.467      398        730        74.82
741-760.......................       63     21,253,487.25      5.31     337,356.94     3.084      387        750        74.27
761-780.......................       37     10,727,656.29      2.68     289,936.66     3.295      392        769        77.00
781-800.......................       42     15,580,355.71      3.90     370,960.85     3.826      399        788        77.69
801-820.......................        7      3,448,299.32      0.86     492,614.19     3.595      373        807        68.55
Not Available.................        1        200,000.00      0.05     200,000.00     1.250      360        N/A        56.34
                                  -----   ---------------    ------
   Total......................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 is approximately 689.

                             DOCUMENTATION PROGRAMS

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
DOCUMENTATION PROGRAM             LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------           --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
CLUES Plus....................        1   $    520,000.00      0.13%    520,000.00     2.000      360        656        80.00
Full/Alternative..............      147     40,589,298.50     10.15     276,117.68     4.398      377        685        77.03
No Income/No Asset............        2        378,500.00      0.09     189,250.00     1.250      360        704        59.98
Reduced.......................      755    302,458,412.67     75.61     400,607.17     3.275      383        687        75.37
Stated Income/Stated Asset....      181     56,055,491.91     14.01     309,698.85     2.531      389        698        75.16
                                  -----   ---------------    ------
   Total......................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------------        --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
50.00 or Less.................       31   $  8,564,083.18      2.14%    276,260.75     2.651      385        690        42.31
50.01 to 55.00................       20      7,819,115.59      1.95     390,955.78     3.271      395        684        53.11
55.01 to 60.00................       22      7,217,315.26      1.80     328,059.78     1.742      383        673        57.60
60.01 to 65.00................       41     14,132,451.65      3.53     344,693.94     2.278      379        686        63.24
65.01 to 70.00................      147     57,513,319.14     14.38     391,247.07     2.726      376        687        68.98
70.01 to 75.00................      159     70,545,857.53     17.64     443,684.64     3.197      380        693        74.17
75.01 to 80.00................      571    208,815,070.41     52.20     365,700.65     3.381      387        688        79.67
80.01 to 85.00................       16      4,497,179.72      1.12     281,073.73     5.030      359        674        83.82
85.01 to 90.00................       58     14,906,513.02      3.73     257,008.85     5.315      383        684        89.30
90.01 to 95.00................       21      5,990,797.58      1.50     285,276.08     4.888      394        714        94.73
                                  -----   ---------------    ------
   Total......................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 75.50%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----                           --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Alabama ......................        3   $    947,200.00      0.24%    315,733.33    1.821      385        646        80.00
Alaska .......................        5      2,534,446.97      0.63     506,889.39    3.711      360        689        79.93
Arizona ......................       31     10,696,330.29      2.67     345,042.91    4.095      378        681        74.68
California ...................      489    219,378,307.95     54.84     448,626.40    3.434      389        686        75.02
Colorado .....................       19      5,676,864.34      1.42     298,782.33    4.582      359        722        74.86
Connecticut ..................        5      2,365,134.11      0.59     473,026.82    3.148      402        687        68.80
Delaware .....................        3        606,645.30      0.15     202,215.10    4.286      360        650        80.00
District of Columbia .........        1        402,356.37      0.10     402,356.37    7.625      356        672        80.00
Florida ......................      193     64,196,512.36     16.05     332,624.42    2.443      380        697        75.24
Georgia ......................        2        440,525.96      0.11     220,262.98    8.206      359        683        83.62
Hawaii .......................        8      3,370,739.28      0.84     421,342.41    2.408      400        674        71.76
Idaho ........................        7      1,428,949.18      0.36     204,135.60    5.025      379        710        79.39
Illinois .....................       19      4,495,975.29      1.12     236,630.28    3.254      394        674        76.80
Indiana ......................        1        177,000.00      0.04     177,000.00    9.125      360        648        89.85
Kentucky .....................        1        520,000.00      0.13     520,000.00    2.000      360        656        80.00
Louisiana ....................        3        566,670.96      0.14     188,890.32    5.659      358        760        80.00
Maryland .....................       28      9,548,476.28      2.39     341,017.01    2.876      365        686        73.32
Massachusetts ................        2        599,200.00      0.15     299,600.00    2.001      360        724        83.83
Michigan .....................       46     11,150,733.89      2.79     242,407.26    3.319      373        705        78.16
Minnesota ....................       13      2,604,769.43      0.65     200,366.88    2.853      379        677        75.95
Missouri .....................        4        908,017.04      0.23     227,004.26    4.556      359        670        83.77
Nebraska .....................        1        101,833.09      0.03     101,833.09    7.625      357        786        70.00
Nevada .......................       46     13,667,448.58      3.42     297,118.45    3.055      403        697        77.29
New Hampshire ................        1        239,346.87      0.06     239,346.87    7.875      359        634        84.11
New Jersey ...................       29      8,633,548.21      2.16     297,708.56    3.118      370        680        74.44
New Mexico ...................        1        208,765.53      0.05     208,765.53    7.500      358        706        80.00
New York .....................       14      6,142,307.00      1.54     438,736.21    1.522      360        683        76.05
North Carolina ...............        1        480,000.00      0.12     480,000.00    7.625      360        639        80.00
North Dakota .................        1        272,402.00      0.07     272,402.00    1.250      360        691        80.00
Ohio .........................        9      1,165,508.80      0.29     129,500.98    4.922      359        707        81.02
Oklahoma .....................        1         89,907.00      0.02      89,907.00    2.750      360        781        80.00
Oregon .......................       16      3,284,185.98      0.82     205,261.62    2.906      375        688        76.35
Pennsylvania .................       11      3,606,298.55      0.90     327,845.32    3.785      373        663        76.21
Rhode Island .................        6      1,540,599.14      0.39     256,766.52    2.736      359        682        76.13
South Carolina ...............        2      1,302,000.00      0.33     651,000.00    1.381      360        751        78.92
Tennessee ....................        2        301,475.00      0.08     150,737.50    3.000      402        745        83.24
Texas ........................        6        855,047.32      0.21     142,507.89    5.674      358        706        79.59
Utah .........................        3      1,129,359.20      0.28     376,453.07    5.287      359        657        87.82
Virginia .....................       16      4,953,383.60      1.24     309,586.48    3.951      359        698        77.97
Washington ...................       24      7,147,431.50      1.79     297,809.65    4.492      374        692        78.42
Wisconsin ....................       12      2,074,000.71      0.52     172,833.39    3.108      366        660        76.53
Wyoming ......................        1        192,000.00      0.05     192,000.00    1.750      360        685        78.05
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, no more than approximately 0.875% of the Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Refinance (cash-out) .........      579   $214,248,150.31     53.56%    370,031.35    3.262      383        688        73.64
Purchase .....................      291    107,112,293.47     26.78     368,083.48    3.257      384        699        78.47
Refinance (rate/term) ........      216     78,641,259.30     19.66     364,079.90    3.364      385        679        76.52
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
2-4 Family Residence .........      112   $ 42,630,308.29     10.66%    380,627.75    2.962      376        691        74.33
Condominium Hotel ............        1        213,750.00      0.05     213,750.00    1.250      360        731        75.00
Hi-rise Condominium ..........       12      3,980,854.48      1.00     331,737.87    3.478      370        709        72.86
Low-rise Condominium .........      109     29,354,752.74      7.34     269,309.66    3.668      383        692        77.74
Planned Unit Development .....      187     72,813,843.28     18.20     389,378.84    3.352      389        696        76.27
Single Family Residence ......      665    251,008,194.29     62.75     377,455.93    3.268      383        686        75.25
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Investment Property ..........      204   $ 52,992,997.63     13.25%    259,769.60    4.533      377        701        73.33
Primary Residence ............      832    332,635,251.01     83.16     399,801.98    3.070      385        686        75.72
Secondary Residence ..........       50     14,373,454.44      3.59     287,469.09    3.538      381        706        78.35
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                           PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM                  MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
TO MATURITY (MONTHS)              LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)    SCORE     RATIO (%)
--------------------            --------  ---------------  ----------  -----------  --------  --------  -------------
480 ..........................      174   $ 70,552,607.02     17.64%    405,474.75    2.223      696        75.87
479 ..........................       25      8,784,427.62      2.20     351,377.10    7.534      691        77.63
478 ..........................        1        441,627.51      0.11     441,627.51    7.750      683        90.00
477 ..........................        1        402,064.60      0.10     402,064.60    7.625      681        66.67
360 ..........................      620    235,806,566.00     58.95     380,333.17    1.934      684        75.05
359 ..........................       65     22,200,826.80      5.55     341,551.18    7.571      678        79.32
358 ..........................       19      6,243,149.46      1.56     328,586.81    7.266      707        76.46
357 ..........................      115     32,901,717.42      8.23     286,101.89    7.389      711        75.02
356 ..........................       57     18,417,814.59      4.60     323,119.55    7.599      686        76.18
355 ..........................        5      2,117,386.07      0.53     423,477.21    7.588      678        77.62
354 ..........................        2      1,689,883.48      0.42     844,941.74    6.521      674        56.57
352 ..........................        2        443,632.51      0.11     221,816.26    7.232      721        73.98
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 is approximately 383 months.

                                GROSS MARGINS(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
1.400 ........................        1   $    159,250.00      0.04%     159,250.00    5.500      360        786        70.00
1.725 ........................        1        245,628.00      0.06      245,628.00    5.875      480        784        80.00
1.775 ........................        1        720,000.00      0.18      720,000.00    1.250      360        731        38.40
1.800 ........................        1        400,000.00      0.10      400,000.00    1.750      360        647        80.00
1.900 ........................        2      1,638,138.31      0.41      819,069.16    5.029      387        684        72.43
1.975 ........................        2      1,168,034.08      0.29      584,017.04    5.406      357        695        75.50
2.025 ........................        2        834,389.00      0.21      417,194.50    1.594      435        690        76.22
2.050 ........................        3      1,450,936.00      0.36      483,645.33    1.250      360        735        62.53
2.100 ........................        1        287,365.42      0.07      287,365.42    6.250      357        734        33.76
2.125 ........................        5      2,049,616.87      0.51      409,923.37    4.329      403        748        65.85
2.250 ........................        2      2,944,841.48      0.74    1,472,420.74    3.878      357        671        62.08
2.275 ........................        3      1,891,730.33      0.47      630,576.78    3.051      359        692        70.22
2.325 ........................        3      1,515,222.79      0.38      505,074.26    3.752      430        775        76.81
2.350 ........................        4      1,509,107.96      0.38      377,276.99    3.397      380        701        78.15
2.425 ........................        1        398,400.00      0.10      398,400.00    2.000      480        749        80.00
2.475 ........................        1        213,750.00      0.05      213,750.00    1.250      360        731        75.00
2.500 ........................        5      3,133,500.00      0.78      626,700.00    1.463      383        706        64.81
2.575 ........................        4      2,465,870.00      0.62      616,467.50    1.436      360        686        78.14
2.600 ........................        1      1,421,250.00      0.36    1,421,250.00    2.000      360        684        75.00
2.650 ........................        7      3,357,335.87      0.84      479,619.41    2.638      399        700        77.16
2.700 ........................        1         97,500.00      0.02       97,500.00    3.000      360        634        75.00
2.725 ........................       15      7,571,791.26      1.89      504,786.08    2.262      359        694        72.26
2.750 ........................        4        951,497.84      0.24      237,874.46    4.102      422        686        76.71
2.800 ........................        8      3,170,682.43      0.79      396,335.30    1.570      360        720        74.93
2.850 ........................       10      8,027,627.90      2.01      802,762.79    2.393      378        733        74.82
2.875 ........................       22      8,654,502.18      2.16      393,386.46    3.028      370        699        70.56
2.900 ........................        1        412,000.00      0.10      412,000.00    1.500      480        662        80.00
2.925 ........................        2        360,930.00      0.09      180,465.00    1.250      360        659        47.39
2.950 ........................       22      8,150,208.59      2.04      370,464.03    2.511      365        681        69.47
2.975 ........................        3      1,190,530.01      0.30      396,843.34    3.531      480        729        83.25
3.000 ........................        4      1,422,912.66      0.36      355,728.17    4.033      360        668        70.75
3.025 ........................        6      2,527,039.00      0.63      421,173.17    1.681      425        722        75.47
3.075 ........................       31     12,422,585.35      3.11      400,728.56    2.717      359        712        74.81

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
3.100 ........................        1        234,000.00      0.06      234,000.00    1.000      360        659        63.24
3.125 ........................       21      7,294,292.59      1.82      347,347.27    3.651      381        699        71.55
3.150 ........................        1        400,000.00      0.10      400,000.00    2.000      480        668        80.00
3.175 ........................       12      3,551,723.25      0.89      295,976.94    3.397      419        693        78.14
3.200 ........................       73     27,970,589.36      6.99      383,158.76    2.911      384        696        72.76
3.225 ........................        1        290,145.34      0.07      290,145.34    7.375      357        726        80.00
3.250 ........................       13      5,919,384.80      1.48      455,337.29    2.298      378        688        74.79
3.300 ........................       35     11,870,120.61      2.97      339,146.30    2.153      405        697        71.54
3.325 ........................       42     13,001,365.15      3.25      309,556.31    3.896      398        696        77.44
3.350 ........................        1        205,600.00      0.05      205,600.00    2.250      480        737        80.00
3.375 ........................       47     18,306,740.97      4.58      389,505.13    2.445      390        699        75.97
3.400 ........................        1        468,000.00      0.12      468,000.00    1.250      360        676        80.00
3.450 ........................      164     56,277,584.07     14.07      343,156.00    4.840      375        690        76.72
3.500 ........................       36     14,068,586.54      3.52      390,794.07    2.508      387        680        74.47
3.525 ........................        1        236,000.00      0.06      236,000.00    2.500      360        741        80.00
3.550 ........................       12      2,930,487.16      0.73      244,207.26    4.346      370        676        78.82
3.575 ........................      351    127,500,280.36     31.87      363,248.66    3.109      385        674        76.40
3.580 ........................        1        313,000.00      0.08      313,000.00    2.250      360        635        72.79
3.675 ........................        1        319,039.66      0.08      319,039.66    7.875      359        643        90.00
3.700 ........................       10      3,934,646.87      0.98      393,464.69    2.277      473        686        77.64
3.725 ........................        2        649,350.00      0.16      324,675.00    2.500      360        663        79.58
3.775 ........................        1        355,000.00      0.09      355,000.00    2.750      480        776        78.02
3.800 ........................        1         88,150.00      0.02       88,150.00    2.500      360        679        69.97
3.825 ........................        8      3,212,577.14      0.80      401,572.14    2.652      467        702        78.84
3.850 ........................        3        836,476.99      0.21      278,825.66    2.978      360        660        74.26
3.900 ........................        1        134,400.00      0.03      134,400.00    2.750      480        709        80.00
3.950 ........................        3        742,494.82      0.19      247,498.27    4.571      359        668        76.76
3.975 ........................        1        230,000.00      0.06      230,000.00    3.000      360        638        73.95
4.025 ........................        4      1,409,370.42      0.35      352,342.61    3.378      360        684        77.74
4.050 ........................        1        246,905.00      0.06      246,905.00    4.375      360        814        95.00
4.075 ........................        2        380,800.00      0.10      190,400.00    3.190      360        691        85.22
4.100 ........................        9      1,590,390.06      0.40      176,710.01    4.243      386        712        76.30
4.125 ........................        1        151,800.00      0.04      151,800.00    4.250      360        702        92.00
4.150 ........................        1        265,832.00      0.07      265,832.00    5.000      360        783        95.00
4.200 ........................        1        168,000.00      0.04      168,000.00    3.500      360        721        81.55
4.225 ........................        1        157,178.10      0.04      157,178.10    3.875      359        789        89.64
4.250 ........................        1        253,000.00      0.06      253,000.00    3.000      360        677        81.61
4.300 ........................        2        549,584.34      0.14      274,792.17    7.458      359        708        83.86
4.325 ........................        1        334,438.59      0.08      334,438.59    8.500      359        783        89.97
4.375 ........................        2        449,259.82      0.11      224,629.91    8.500      358        739        87.19
4.400 ........................        1        355,791.43      0.09      355,791.43    8.500      359        685        95.00
4.425 ........................        1        126,000.00      0.03      126,000.00    3.625      360        640        82.89
4.450 ........................        2        527,922.46      0.13      263,961.23    6.295      358        721        87.07
4.550 ........................        1        164,350.00      0.04      164,350.00    4.750      360        659        95.00
4.575 ........................        2        481,050.00      0.12      240,525.00    3.750      360        696        87.22
4.625 ........................        1        314,450.00      0.08      314,450.00    4.375      360        723        95.00
4.700 ........................        3        953,539.66      0.24      317,846.55    5.380      360        641        89.16
4.750 ........................        2        652,926.69      0.16      326,463.35    6.449      359        682        90.00
4.800 ........................        1        170,000.00      0.04      170,000.00    4.000      360        699        89.95
4.825 ........................       14      4,060,529.79      1.02      290,037.84    5.518      360        672        89.37
4.850 ........................        1        256,000.00      0.06      256,000.00    4.750      360        676        89.82
4.875 ........................        1        177,000.00      0.04      177,000.00    9.125      360        648        89.85
4.950 ........................        2        676,950.71      0.17      338,475.36    6.346      360        677        94.34
5.050 ........................        1        205,200.00      0.05      205,200.00    4.250      360        656        90.00
5.075 ........................        3        706,725.00      0.18      235,575.00    4.250      360        653        90.00
5.150 ........................        1        112,500.00      0.03      112,500.00    5.000      360        631        90.00
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 is approximately 3.349%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MAXIMUM MORTGAGE RATES(%)         LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
9.700 ........................        1   $    618,635.25      0.15%    618,635.25    7.625      359        703        80.00
9.950 ........................    1,071    395,718,049.41     98.93     369,484.64    3.259      384        689        75.42
10.450 .......................        2        709,508.06      0.18     354,754.03    3.882      359        642        80.00
10.575 .......................        2        596,346.87      0.15     298,173.44    4.882      360        679        84.64
10.950 .......................        3        842,800.00      0.21     280,933.33    2.950      360        691        83.48
11.200 .......................        3        827,238.51      0.21     275,746.17    7.096      359        688        89.52
11.450 .......................        1        122,264.41      0.03     122,264.41    7.750      357        748        80.00
11.700 .......................        1        179,619.46      0.04     179,619.46    7.375      359        641        80.00
12.950 .......................        1        230,000.00      0.06     230,000.00    3.000      360        638        73.95
13.200 .......................        1        157,241.11      0.04     157,241.11    7.750      359        663        75.00
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1 is approximately 9.960%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATES(%)         LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
1.400 ........................        1   $    159,250.00       0.04%    159,250.00    5.500      360        786        70.00
1.725 ........................        1        245,628.00       0.06     245,628.00    5.875      480        784        80.00
1.775 ........................        1        720,000.00       0.18     720,000.00    1.250      360        731        38.40
1.800 ........................        1        400,000.00       0.10     400,000.00    1.750      360        647        80.00
1.900 ........................        2      1,638,138.31       0.41     819,069.16    5.029      387        684        72.43
1.975 ........................        2      1,168,034.08       0.29     584,017.04    5.406      357        695        75.50
2.025 ........................        2        834,389.00       0.21     417,194.50    1.594      435        690        76.22
2.050 ........................        3      1,450,936.00       0.36     483,645.33    1.250      360        735        62.53
2.100 ........................        1        287,365.42       0.07     287,365.42    6.250      357        734        33.76
2.125 ........................        5      2,049,616.87       0.51     409,923.37    4.329      403        748        65.85
2.250 ........................        2      2,944,841.48       0.74   1,472,420.74    3.878      357        671        62.08
2.275 ........................        3      1,891,730.33       0.47     630,576.78    3.051      359        692        70.22
2.325 ........................        3      1,515,222.79       0.38     505,074.26    3.752      430        775        76.81
2.350 ........................        4      1,509,107.96       0.38     377,276.99    3.397      380        701        78.15
2.425 ........................        1        398,400.00       0.10     398,400.00    2.000      480        749        80.00
2.475 ........................        1        213,750.00       0.05     213,750.00    1.250      360        731        75.00
2.500 ........................        5      3,133,500.00       0.78     626,700.00    1.463      383        706        64.81
2.575 ........................        4      2,465,870.00       0.62     616,467.50    1.436      360        686        78.14
2.600 ........................        1      1,421,250.00       0.36   1,421,250.00    2.000      360        684        75.00
2.650 ........................        7      3,357,335.87       0.84     479,619.41    2.638      399        700        77.16
2.700 ........................        1         97,500.00       0.02      97,500.00    3.000      360        634        75.00
2.725 ........................       15      7,571,791.26       1.89     504,786.08    2.262      359        694        72.26
2.750 ........................        4        951,497.84       0.24     237,874.46    4.102      422        686        76.71
2.800 ........................        8      3,170,682.43       0.79     396,335.30    1.570      360        720        74.93
2.850 ........................       10      8,027,627.90       2.01     802,762.79    2.393      378        733        74.82
2.875 ........................       22      8,654,502.18       2.16     393,386.46    3.028      370        699        70.56
2.900 ........................        1        412,000.00       0.10     412,000.00    1.500      480        662        80.00
2.925 ........................        2        360,930.00       0.09     180,465.00    1.250      360        659        47.39
2.950 ........................       22      8,150,208.59       2.04     370,464.03    2.511      365        681        69.47
2.975 ........................        3      1,190,530.01       0.30     396,843.34    3.531      480        729        83.25
3.000 ........................        4      1,422,912.66       0.36     355,728.17    4.033      360        668        70.75
3.025 ........................        6      2,527,039.00       0.63     421,173.17    1.681      425        722        75.47
3.075 ........................       31     12,422,585.35       3.11     400,728.56    2.717      359        712        74.81

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATES (%)        LOANS     OUTSTANDING      GROUP 1        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------------------      --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
3.100 ........................        1        234,000.00       0.06     234,000.00    1.000      360        659        63.24
3.125 ........................       21      7,294,292.59       1.82     347,347.27    3.651      381        699        71.55
3.150 ........................        1        400,000.00       0.10     400,000.00    2.000      480        668        80.00
3.175 ........................       12      3,551,723.25       0.89     295,976.94    3.397      419        693        78.14
3.200 ........................       73     27,970,589.36       6.99     383,158.76    2.911      384        696        72.76
3.225 ........................        1        290,145.34       0.07     290,145.34    7.375      357        726        80.00
3.250 ........................       13      5,919,384.80       1.48     455,337.29    2.298      378        688        74.79
3.300 ........................       35     11,870,120.61       2.97     339,146.30    2.153      405        697        71.54
3.325 ........................       42     13,001,365.15       3.25     309,556.31    3.896      398        696        77.44
3.350 ........................        1        205,600.00       0.05     205,600.00    2.250      480        737        80.00
3.375 ........................       47     18,306,740.97       4.58     389,505.13    2.445      390        699        75.97
3.400 ........................        1        468,000.00       0.12     468,000.00    1.250      360        676        80.00
3.450 ........................      164     56,277,584.07      14.07     343,156.00    4.840      375        690        76.72
3.500 ........................       36     14,068,586.54       3.52     390,794.07    2.508      387        680        74.47
3.525 ........................        1        236,000.00       0.06     236,000.00    2.500      360        741        80.00
3.550 ........................       12      2,930,487.16       0.73     244,207.26    4.346      370        676        78.82
3.575 ........................      352    127,813,280.36      31.95     363,105.91    3.107      385        674        76.39
3.675 ........................        1        319,039.66       0.08     319,039.66    7.875      359        643        90.00
3.700 ........................       10      3,934,646.87       0.98     393,464.69    2.277      473        686        77.64
3.725 ........................        2        649,350.00       0.16     324,675.00    2.500      360        663        79.58
3.775 ........................        1        355,000.00       0.09     355,000.00    2.750      480        776        78.02
3.800 ........................        1         88,150.00       0.02      88,150.00    2.500      360        679        69.97
3.825 ........................        8      3,212,577.14       0.80     401,572.14    2.652      467        702        78.84
3.850 ........................        3        836,476.99       0.21     278,825.66    2.978      360        660        74.26
3.900 ........................        1        134,400.00       0.03     134,400.00    2.750      480        709        80.00
3.950 ........................        3        742,494.82       0.19     247,498.27    4.571      359        668        76.76
3.975 ........................        1        230,000.00       0.06     230,000.00    3.000      360        638        73.95
4.025 ........................        4      1,409,370.42       0.35     352,342.61    3.378      360        684        77.74
4.050 ........................        1        246,905.00       0.06     246,905.00    4.375      360        814        95.00
4.075 ........................        2        380,800.00       0.10     190,400.00    3.190      360        691        85.22
4.100 ........................        9      1,590,390.06       0.40     176,710.01    4.243      386        712        76.30
4.125 ........................        1        151,800.00       0.04     151,800.00    4.250      360        702        92.00
4.150 ........................        1        265,832.00       0.07     265,832.00    5.000      360        783        95.00
4.200 ........................        1        168,000.00       0.04     168,000.00    3.500      360        721        81.55
4.225 ........................        1        157,178.10       0.04     157,178.10    3.875      359        789        89.64
4.250 ........................        1        253,000.00       0.06     253,000.00    3.000      360        677        81.61
4.300 ........................        2        549,584.34       0.14     274,792.17    7.458      359        708        83.86
4.325 ........................        1        334,438.59       0.08     334,438.59    8.500      359        783        89.97
4.375 ........................        2        449,259.82       0.11     224,629.91    8.500      358        739        87.19
4.400 ........................        1        355,791.43       0.09     355,791.43    8.500      359        685        95.00
4.425 ........................        1        126,000.00       0.03     126,000.00    3.625      360        640        82.89
4.450 ........................        2        527,922.46       0.13     263,961.23    6.295      358        721        87.07
4.550 ........................        1        164,350.00       0.04     164,350.00    4.750      360        659        95.00
4.575 ........................        2        481,050.00       0.12     240,525.00    3.750      360        696        87.22
4.625 ........................        1        314,450.00       0.08     314,450.00    4.375      360        723        95.00
4.700 ........................        3        953,539.66       0.24     317,846.55    5.380      360        641        89.16
4.750 ........................        2        652,926.69       0.16     326,463.35    6.449      359        682        90.00
4.800 ........................        1        170,000.00       0.04     170,000.00    4.000      360        699        89.95
4.825 ........................       14      4,060,529.79       1.02     290,037.84    5.518      360        672        89.37
4.850 ........................        1        256,000.00       0.06     256,000.00    4.750      360        676        89.82
4.875 ........................        1        177,000.00       0.04     177,000.00    9.125      360        648        89.85
4.950 ........................        2        676,950.71       0.17     338,475.36    6.346      360        677        94.34
5.050 ........................        1        205,200.00       0.05     205,200.00    4.250      360        656        90.00
5.075 ........................        3        706,725.00       0.18     235,575.00    4.250      360        653        90.00
5.150 ........................        1        112,500.00       0.03     112,500.00    5.000      360        631        90.00
                                  -----   ---------------     ------
   Total .....................    1,086   $400,001,703.08     100.00%
                                  =====   ===============     ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1 is approximately 3.349%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
INITIAL RATE                    MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
ADJUSTMENT DATE                   LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
November 1, 2005 .............        2   $    443,632.51      0.11%    221,816.26    7.232      352        721        73.98
January 1, 2006 ..............        2      1,689,883.48      0.42     844,941.74    6.521      354        674        56.57
February 1, 2006 .............        4      2,015,869.67      0.50     503,967.42    7.592      355        674        77.50
March 1, 2006 ................       57     18,417,814.59      4.60     323,119.55    7.599      356        686        76.18
April 1, 2006 ................      113     32,484,677.78      8.12     287,475.02    7.377      358        710        74.81
May 1, 2006 ..................       21      7,107,743.88      1.78     338,463.99    7.317      366        702        77.52
June 1, 2006 .................       90     30,790,772.62      7.70     342,119.70    7.681      393        683        78.90
July 1, 2006 .................      592    231,313,671.02     57.83     390,732.55    1.859      388        688        75.10
August 1, 2006 ...............      172     65,119,975.53     16.28     378,604.51    2.376      387        685        75.55
September 1, 2006 ............       20      5,004,232.00      1.25     250,211.60    3.198      384        688        78.85
October 1, 2006 ..............       13      5,613,430.00      1.40     431,802.31    2.479      361        687        73.90
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
MAXIMUM NEGATIVE                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
110 ..........................       14   $  6,142,307.00      1.54%    438,736.21    1.522      360        683        76.05
115 ..........................    1,072    393,859,396.08     98.46     367,406.15    3.308      384        689        75.49
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------------------      --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1 ............................    1,045   $387,669,768.51     96.92%    370,975.86    3.283      384        689        75.47
3 ............................       41     12,331,934.57      3.08     300,778.89    3.226      370        694        76.52
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
PREPAYMENT CHARGE               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------               --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
36 ...........................    1,086   $400,001,703.08    100.00%    368,325.69    3.281      383        689        75.50
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
INITIAL PAYMENT RECAST          MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 1       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------          --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
60 ...........................      431   $153,087,931.63     38.27%    355,192.42    3.772      381        687        76.02
120 ..........................      655    246,913,771.45     61.73     376,967.59    2.977      385        690        75.17
                                  -----   ---------------    ------
   Total .....................    1,086   $400,001,703.08    100.00%
                                  =====   ===============    ======

                                  LOAN GROUP 2

                                  LOAN PROGRAMS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
One-Year MTA .................    1,181   $450,391,733.31    100.00%    381,364.72    3.790      426        696        75.19
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

                            CURRENT MORTGAGE RATES(1)

                                                                                      WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2        ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  -------------
1.000 ........................        5   $  2,835,500.00      0.63%     567,100.00     360        698        76.92
1.250 ........................       99     43,693,687.00      9.70      441,350.37     386        706        72.97
1.500 ........................      159     67,398,417.00     14.96      423,889.42     466        711        72.84
1.750 ........................      126     42,856,356.00      9.52      340,129.81     376        687        75.89
2.000 ........................      188     77,245,677.76     17.15      410,881.26     476        691        76.52
2.225 ........................        1        545,700.00      0.12      545,700.00     360        739        85.00
2.250 ........................       55     19,707,031.60      4.38      358,309.67     397        676        72.92
2.425 ........................        3        886,500.00      0.20      295,500.00     360        730        90.00
2.500 ........................       38     13,256,850.00      2.94      348,864.47     474        655        77.91
2.520 ........................        1        138,818.00      0.03      138,818.00     360        665        82.63
2.660 ........................        1        396,877.00      0.09      396,877.00     480        669        90.00
2.680 ........................        1        319,500.00      0.07      319,500.00     480        705        90.00
2.695 ........................        1        468,500.00      0.10      468,500.00     480        774        90.00
2.730 ........................        1        400,000.00      0.09      400,000.00     360        729        84.21
2.750 ........................       17      6,484,000.00      1.44      381,411.76     434        715        78.73
2.760 ........................        1        274,215.00      0.06      274,215.00     480        696        88.46
2.970 ........................        3        951,900.00      0.21      317,300.00     409        689        87.75
2.980 ........................        3        687,000.00      0.15      229,000.00     360        722        83.69
3.000 ........................       17      4,088,985.00      0.91      240,528.53     453        703        80.56
3.040 ........................        2        676,548.00      0.15      338,274.00     360        653        90.00
3.190 ........................        8      1,752,100.00      0.39      219,012.50     360        677        89.54
3.195 ........................        1        100,800.00      0.02      100,800.00     360        714        90.00
3.210 ........................        1        252,810.00      0.06      252,810.00     480        643        90.00
3.250 ........................       18      7,164,225.00      1.59      398,012.50     384        679        77.44
3.405 ........................        2        536,750.00      0.12      268,375.00     360        740        95.00
3.500 ........................       16      3,702,230.00      0.82      231,389.38     463        684        85.47
3.595 ........................        1        140,600.00      0.03      140,600.00     360        730        95.00
3.750 ........................        1        157,500.00      0.03      157,500.00     360        646        73.26
3.935 ........................        1         75,600.00      0.02       75,600.00     360        684        90.00
4.000 ........................        5        973,106.86      0.22      194,621.37     437        671        87.89
6.000 ........................        3      1,848,885.86      0.41      616,295.29     383        719        64.06
6.250 ........................        2      1,119,821.25      0.25      559,910.63     424        710        74.55
6.375 ........................        2        889,972.19      0.20      444,986.10     358        696        78.61
6.500 ........................        3      1,300,800.32      0.29      433,600.11     406        784        79.73
6.625 ........................        6      4,579,536.27      1.02      763,256.05     409        708        68.99
6.750 ........................        3      1,318,917.32      0.29      439,639.11     358        694        80.00
6.875 ........................       10      4,048,334.42      0.90      404,833.44     381        699        74.19
7.000 ........................       15      9,222,570.37      2.05      614,838.02     394        703        71.19
7.125 ........................       17      7,318,122.25      1.62      430,477.78     386        710        70.84
7.250 ........................       25      8,084,112.24      1.79      323,364.49     400        714        74.19
7.375 ........................       40     16,210,334.89      3.60      405,258.37     397        706        72.11
7.500 ........................       53     16,070,518.43      3.57      303,217.33     417        705        73.91
7.570 ........................        1        394,557.09      0.09      394,557.09     359        652        85.00
7.625 ........................       73     25,730,127.31      5.71      352,467.50     399        693        75.05

                                                                                      WEIGHTED
                                                           PERCENT OF     AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2        ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  ---------  --------  -------------
7.715 ........................        1        218,337.09      0.05      218,337.09     479        714        95.00
7.750 ........................       98     36,611,750.53      8.13      373,589.29     422        690        75.95
7.875 ........................       26      8,968,390.10      1.99      344,938.08     475        686        79.25
7.900 ........................        1        157,768.03      0.04      157,768.03     357        678        84.09
7.935 ........................        1         61,304.53      0.01       61,304.53     359        757        89.93
7.955 ........................        1         81,003.80      0.02       81,003.80     357        795        95.00
7.970 ........................        1        179,740.65      0.04      179,740.65     359        656        90.00
8.000 ........................       17      6,456,279.90      1.43      379,781.17     472        674        73.99
8.125 ........................        1         59,648.79      0.01       59,648.79     357        707        52.17
8.160 ........................        1        156,439.12      0.03      156,439.12     357        715        84.78
8.190 ........................        1        337,013.72      0.07      337,013.72     359        670        90.00
8.250 ........................        1        125,775.01      0.03      125,775.01     357        786        80.00
8.345 ........................        1        341,536.11      0.08      341,536.11     359        696        95.00
8.500 ........................        1        332,351.50      0.07      332,351.50     359        664        90.00
                                  ------  ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 3.770% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 3.790% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF CURRENT MORTGAGE       MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)       LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------------     --------  ---------------  ----------   -----------  --------  ---------  --------  -------------
50,000.01 - 100,000.00 .......       24   $  1,819,927.84      0.40%      75,830.33   4.829      384        700        71.94
100,000.01 - 150,000.00 ......       91     11,521,151.47      2.56      126,606.06   4.327      402        701        73.55
150,000.01 - 200,000.00 ......      120     21,250,640.44      4.72      177,088.67   4.278      411        690        76.27
200,000.01 - 250,000.00 ......      117     26,369,085.94      5.85      225,376.80   4.054      421        696        76.65
250,000.01 - 300,000.00 ......      146     40,428,131.68      8.98      276,905.01   3.662      432        692        75.55
300,000.01 - 350,000.00 ......      143     46,458,753.29     10.32      324,886.39   4.215      421        691        76.36
350,000.01 - 400,000.00 ......      128     48,559,009.41     10.78      379,367.26   3.607      434        693        76.42
400,000.01 - 450,000.00 ......       90     38,406,411.21      8.53      426,737.90   3.590      425        699        74.78
450,000.01 - 500,000.00 ......       72     34,313,280.62      7.62      476,573.34   3.519      409        701        76.03
500,000.01 - 550,000.00 ......       64     33,516,414.41      7.44      523,693.98   3.601      429        698        75.93
550,000.01 - 600,000.00 ......       41     23,492,664.42      5.22      572,991.82   3.003      427        694        76.53
600,000.01 - 650,000.00 ......       42     26,403,932.78      5.86      628,665.07   3.804      439        694        74.96
650,000.01 - 700,000.00 ......       16     10,954,186.66      2.43      684,636.67   3.801      457        686        73.00
700,000.01 - 750,000.00 ......       16     11,599,591.20      2.58      724,974.45   2.419      450        699        73.05
750,000.01 - 1,000,000.00 ....       48     42,332,599.51      9.40      881,929.16   4.604      422        701        73.12
1,000,000.01 - 1,500,000.00 ..       16     18,923,051.81      4.20    1,182,690.74   3.449      425        702        74.30
1,500,000.01 - 2,000,000.00 ..        4      7,122,484.78      1.58    1,780,621.20   3.459      480        714        73.78
2,000,000.01 and Above .......        3      6,920,415.84      1.54    2,306,805.28   3.838      396        702        65.85
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $381,365.

                              FICO CREDIT SCORES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------------     --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
601-620 ......................        3   $  1,210,400.00      0.27%    403,466.67    2.589      465        618        79.74
621-640 ......................      103     32,183,902.60      7.15     312,465.07    3.346      415        632        73.72
641-660 ......................      170     59,675,829.54     13.25     351,034.29    3.736      430        652        75.08
661-680 ......................      237     94,313,965.97     20.94     397,949.22    3.875      423        670        75.97
681-700 ......................      189     78,700,555.98     17.47     416,405.06    4.182      417        690        75.26
701-720 ......................      156     61,219,335.00     13.59     392,431.63    3.680      437        710        75.05
721-740 ......................       98     38,287,574.27      8.50     390,689.53    4.093      439        729        76.29
741-760 ......................      106     41,967,202.49      9.32     395,917.00    3.589      427        750        74.55
761-780 ......................       54     21,805,408.94      4.84     403,803.87    3.506      425        769        74.89
781-800 ......................       39     13,987,441.85      3.11     358,652.36    3.306      418        788        74.10
801-820 ......................       19      4,970,529.64      1.10     261,606.82    3.844      443        805        73.71
Not Available ................        7      2,069,587.03      0.46     295,655.29    1.979      389        N/A        71.38
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately 696.

                             DOCUMENTATION PROGRAMS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
DOCUMENTATION PROGRAM             LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------           --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
CLUES Plus ...................        1   $    182,400.00      0.04%    182,400.00    3.250      480        706        95.00
Full/Alternative .............      150     44,525,504.86      9.89     296,836.70    4.806      409        691        76.67
No Income/No asset ...........        2        661,000.00      0.15     330,500.00    1.438      360        739        68.07
Reduced ......................      849    347,771,702.18     77.22     409,625.09    3.699      429        696        75.31
Stated Income/Stated Asset ...      179     57,251,126.27     12.71     319,838.69    3.582      425        700        73.35
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF ORIGINAL LOAN-TO-      MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
VALUE RATIOS (%)                  LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------------------      --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
50.00 or Less ................       18   $  4,665,553.85      1.04%    259,197.44    3.589      415       698         43.21
50.01 to 55.00 ...............       24      9,096,730.10      2.02     379,030.42    4.291      420       718         53.04
55.01 to 60.00 ...............       35     13,937,857.82      3.09     398,224.51    3.509      425       694         58.20
60.01 to 65.00 ...............       57     22,900,225.59      5.08     401,758.34    3.880      427       698         63.21
65.01 to 70.00 ...............      178     70,043,762.59     15.55     393,504.28    3.850      420       695         69.22
70.01 to 75.00 ...............      168     76,424,087.18     16.97     454,905.28    4.194      426       692         74.21
75.01 to 80.00 ...............      617    231,164,162.68     51.33     374,658.29    3.521      430       697         79.62
80.01 to 85.00 ...............       17      4,255,957.13      0.94     250,350.42    4.844      366       696         84.33
85.01 to 90.00 ...............       43     11,571,771.90      2.57     269,110.97    4.603      419       697         89.60
90.01 to 95.00 ...............       24      6,331,624.47      1.41     263,817.69    5.582      438       709         95.00
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 75.19%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----                           --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Alabama ......................        4   $    528,664.10      0.12%    132,166.03    5.806      358        711        79.52
Alaska .......................        1         69,966.18      0.02      69,966.18    6.625      358        676        18.67
Arizona ......................       37      9,862,304.04      2.19     266,548.76    5.186      428        693        75.74
California ...................      572    254,955,481.83     56.61     445,726.37    3.939      435        694        74.69
Colorado .....................       14      3,983,001.74      0.88     284,500.12    3.874      406        698        72.86
Connecticut ..................        6      2,576,898.85      0.57     429,483.14    3.493      462        681        73.71
Delaware .....................        4      1,337,446.20      0.30     334,361.55    6.397      357        680        61.49
District of Columbia .........        2        785,000.00      0.17     392,500.00    2.701      360        648        73.04
Florida ......................      207     70,513,502.26     15.66     340,644.94    3.002      417        703        75.23
Georgia ......................        8      2,202,531.52      0.49     275,316.44    7.042      387        680        73.92
Hawaii .......................       13      7,841,438.96      1.74     603,187.61    3.869      406        705        74.31
Idaho ........................        6      1,549,030.00      0.34     258,171.67    2.919      480        744        79.34
Illinois .....................       11      2,726,669.60      0.61     247,879.05    3.533      433        669        73.99
Indiana ......................        5        492,275.61      0.11      98,455.12    6.237      358        713        75.06
Kansas .......................        1         59,648.79      0.01      59,648.79    8.125      357        707        52.17
Kentucky .....................        1        436,000.00      0.10     436,000.00    1.250      360        688        80.00
Maryland .....................       19      9,634,442.31      2.14     507,075.91    3.005      426        707        73.22
Michigan .....................       31      7,321,710.62      1.63     236,184.21    3.678      400        739        78.22
Minnesota ....................       19      4,413,470.90      0.98     232,287.94    5.944      404        696        76.95
Missouri .....................        2        289,600.00      0.06     144,800.00    2.896      422        690        76.79
Nevada .......................       75     22,848,346.43      5.07     304,644.62    3.423      434        698        77.82
New Jersey ...................       13      5,459,584.83      1.21     419,968.06    3.804      390        692        75.87
New York .....................       10      5,358,200.00      1.19     535,820.00    1.747      412        694        78.86
Ohio .........................       11      3,549,810.87      0.79     322,710.08    3.019      392        706        73.79
Oregon .......................        9      2,701,631.73      0.60     300,181.30    4.979      402        692        72.63
Pennsylvania .................       18      4,629,180.66      1.03     257,176.70    4.494      406        701        77.67
Rhode Island .................        3        734,100.00      0.16     244,700.00    1.585      360        668        74.30
Tennessee ....................        2        369,200.00      0.08     184,600.00    2.000      480        642        77.53
Texas ........................       11      2,059,737.75      0.46     187,248.89    4.636      405        691        73.21
Utah .........................        4      1,213,078.64      0.27     303,269.66    3.843      380        717        80.61
Virginia .....................       32     11,367,516.56      2.52     355,234.89    3.843      419        681        78.37
Washington ...................       18      6,144,748.47      1.36     341,374.92    4.273      401        677        78.60
Wisconsin ....................       12      2,377,513.86      0.53     198,126.16    6.221      372        699        78.05
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, no more than approximately 1.132% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Refinance (cash-out) .........      640   $241,878,598.42     53.70%    377,935.31    3.812      427        692        73.08
Purchase .....................      327    131,631,564.44     29.23     402,543.01    3.681      426        708        78.35
Refinance (rate/term) ........      214     76,881,570.45     17.07     359,259.68    3.906      425        689        76.43
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
2-4 Family Residence .........       84   $ 34,639,977.51      7.69%    412,380.68    4.278      418        703        73.61
Condominium Hotel ............        1        153,416.04      0.03     153,416.04    7.875      479        788        80.00
High-rise Condominium ........       22      9,431,551.46      2.09     428,706.88    2.905      434        722        77.58
Low-rise Condominium .........      113     34,421,210.49      7.64     304,612.48    3.763      422        701        77.59
Planned Unit Development .....      197     80,445,002.74     17.86     408,350.27    3.893      423        696        74.60
Single Family Residence ......      764    291,300,575.07     64.68     381,283.48    3.733      428        694        75.18
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Investment Property ..........      186   $ 56,103,005.81     12.46%    301,629.06    4.599      401        709        71.79
Primary Residence ............      936    376,210,355.15     83.53     401,934.14    3.670      430        693        75.59
Secondary Residence ..........       59     18,078,372.35      4.01     306,413.09    3.775      420        716        77.42
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                           PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM TO               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
MATURITY (MONTHS)                 LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)    SCORE     RATIO (%)
-----------------               --------  ---------------  ----------  -----------  --------  --------  -------------
480 ..........................      470   $191,070,339.00     42.42%    406,532.64    2.217      697        75.51
479 ..........................      147     57,243,470.25     12.71     389,411.36    7.434      700        75.32
478 ..........................        3      1,766,409.15      0.39     588,803.05    7.835      684        72.99
477 ..........................        1        248,357.01      0.06     248,357.01    7.625      712        62.53
476 ..........................        1        254,100.46      0.06     254,100.46    7.625      694        70.00
360 ..........................      329    118,597,189.00     26.33     360,477.78    2.023      691        75.80
359 ..........................       39     14,551,247.50      3.23     373,108.91    7.463      693        77.28
358 ..........................       26     10,165,234.01      2.26     390,970.54    7.122      711        72.98
357 ..........................      105     36,187,443.26      8.03     344,642.32    7.379      701        72.28
356 ..........................       48     16,846,308.51      3.74     350,964.76    7.484      690        72.63
355 ..........................        4      1,065,052.58      0.24     266,263.15    7.686      696        79.74
354 ..........................        5      1,401,303.67      0.31     280,260.73    7.619      674        73.29
350 ..........................        1        377,792.47      0.08     377,792.47    6.875      712        80.00
349 ..........................        1        286,604.87      0.06     286,604.87    7.875      772        80.00
348 ..........................        1        330,881.57      0.07     330,881.57    7.250      714        85.00
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 426 months.

                                GROSS MARGINS(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
1.250 ........................        1   $    484,000.00      0.11%     484,000.00    1.250      360        701        80.00
1.725 ........................        1        166,520.00      0.04      166,520.00    1.500      480        750        80.00
1.800 ........................        1        650,000.00      0.14      650,000.00    1.500      480        726        76.56
1.900 ........................        4      2,168,885.86      0.48      542,221.47    5.336      398        715        66.41
1.975 ........................        2        616,000.00      0.14      308,000.00    1.500      480        726        80.00
2.050 ........................        2        941,784.64      0.21      470,892.32    4.181      358        692        73.47
2.100 ........................        6      2,840,950.00      0.63      473,491.67    1.586      459        682        67.82
2.125 ........................        4      2,736,036.61      0.61      684,009.15    2.569      410        695        67.84
2.200 ........................        2        889,972.19      0.20      444,986.10    6.375      358        696        78.61
2.250 ........................        2        465,200.00      0.10      232,600.00    1.661      426        674        71.97
2.275 ........................        2      1,029,314.00      0.23      514,657.00    2.626      415        745        84.55
2.300 ........................        1        511,132.05      0.11      511,132.05    6.500      479        764        80.00
2.350 ........................        4      1,905,418.27      0.42      476,354.57    3.954      430        740        76.77
2.425 ........................        5      3,402,063.17      0.76      680,412.63    3.615      385        713        74.39
2.475 ........................        3      1,521,424.26      0.34      507,141.42    4.092      388        678        73.65
2.500 ........................        6      2,681,948.84      0.60      446,991.47    6.001      451        730        67.42
2.525 ........................        1        525,000.00      0.12      525,000.00    1.750      360        729        76.64
2.550 ........................        1        375,500.00      0.08      375,500.00    2.000      480        766        70.19
2.575 ........................        2        560,485.21      0.12      280,242.61    5.380      358        716        80.00
2.600 ........................        1        274,215.00      0.06      274,215.00    3.250      480        696        88.46
2.650 ........................        9      4,088,734.11      0.91      454,303.79    2.111      427        708        78.72
2.675 ........................        1        132,000.00      0.03      132,000.00    1.500      480        806        80.00
2.700 ........................        5      2,166,582.45      0.48      433,316.49    2.904      436        674        70.39
2.725 ........................       15      5,576,472.70      1.24      371,764.85    4.024      376        708        76.10
2.750 ........................        3      1,009,404.80      0.22      336,468.27    4.426      454        690        75.39
2.775 ........................        1        377,792.47      0.08      377,792.47    6.875      350        712        80.00
2.800 ........................       12      5,460,353.34      1.21      455,029.45    4.393      385        722        73.47
2.825 ........................        3        887,409.01      0.20      295,803.00    3.356      480        677        76.55
2.850 ........................        6      2,187,270.76      0.49      364,545.13    1.879      480        707        71.36
2.875 ........................       10      6,872,808.87      1.53      687,280.89    5.093      399        709        72.63

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 2        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
2.900 ........................        4      2,170,145.15      0.48      542,536.29    6.360      457        699        74.65
2.925 ........................        4      1,369,170.33      0.30      342,292.58    3.787      432        698        79.99
2.950 ........................       32     15,119,972.39      3.36      472,499.14    3.484      371        700        71.72
2.975 ........................        8      3,047,962.56      0.68      380,995.32    3.167      480        709        70.44
3.025 ........................       10      4,524,936.97      1.00      452,493.70    2.290      423        742        71.38
3.050 ........................        8      3,108,508.04      0.69      388,563.51    3.994      480        711        75.35
3.075 ........................       35     13,567,911.00      3.01      387,654.60    3.937      399        723        74.85
3.125 ........................       18      6,188,247.48      1.37      343,791.53    2.690      441        710        72.82
3.150 ........................        4        920,455.72      0.20      230,113.93    2.825      394        741        77.41
3.175 ........................       27     11,715,661.23      2.60      433,913.38    3.433      440        709        72.84
3.200 ........................       81     34,156,071.09      7.58      421,679.89    3.578      419        714        72.23
3.225 ........................        3        794,531.62      0.18      264,843.87    6.766      437        672        76.64
3.250 ........................       18      5,642,848.27      1.25      313,491.57    3.017      425        691        74.22
3.275 ........................        1        181,677.68      0.04      181,677.68    7.375      358        722        80.00
3.300 ........................       34     10,657,732.97      2.37      313,462.73    3.401      448        704        71.17
3.325 ........................       54     17,982,989.79      3.99      333,018.33    4.446      425        706        75.83
3.350 ........................        2        722,500.00      0.16      361,250.00    2.000      360        731        73.14
3.375 ........................       40     15,606,787.58      3.47      390,169.69    3.099      452        705        77.56
3.400 ........................        3        791,768.09      0.18      263,922.70    3.898      411        723        80.00
3.450 ........................      119     43,316,712.89      9.62      364,005.99    4.946      405        693        74.80
3.500 ........................       41     13,814,062.65      3.07      336,928.36    2.838      441        702        77.07
3.525 ........................        3      1,824,840.00      0.41      608,280.00    2.542      426        704        75.98
3.550 ........................       18      6,472,791.35      1.44      359,599.52    5.479      409        691        77.48
3.575 ........................      343    132,876,545.75     29.50      387,395.18    3.463      430        678        75.81
3.600 ........................        2      2,442,350.00      0.54    1,221,175.00    2.582      453        755        75.51
3.650 ........................        1        120,000.00      0.03      120,000.00    2.000      360        670        80.00
3.700 ........................       47     17,032,222.58      3.78      362,387.71    4.360      476        696        76.79
3.725 ........................        1        247,712.65      0.05      247,712.65    7.875      479        685        95.00
3.750 ........................        2        740,000.00      0.16      370,000.00    2.790      480        704        80.13
3.775 ........................        3        708,854.87      0.16      236,284.96    4.722      408        729        75.15
3.820 ........................        2        906,635.12      0.20      453,317.56    4.019      480        691        76.61
3.825 ........................       36     13,734,337.76      3.05      381,509.38    4.540      480        678        76.26
3.900 ........................        2        745,627.00      0.17      372,813.50    3.383      480        647        82.98
3.950 ........................        6      1,294,148.79      0.29      215,691.47    3.398      381        710        84.39
3.975 ........................        3      1,265,893.98      0.28      421,964.66    2.615      452        686        75.46
4.025 ........................        2        420,800.00      0.09      210,400.00    3.250      480        628        80.00
4.075 ........................        1        394,557.09      0.09      394,557.09    8.250      359        652        85.00
4.100 ........................       10      1,348,101.87      0.30      134,810.19    3.794      391        694        75.73
4.125 ........................        1        250,750.00      0.06      250,750.00    3.500      360        715        85.00
4.225 ........................        2        682,522.62      0.15      341,261.31    2.250      480        720        76.33
4.250 ........................        4        895,947.09      0.20      223,986.77    4.801      423        689        88.72
4.275 ........................        1        106,802.77      0.02      106,802.77    8.375      355        659        82.31
4.325 ........................        3        837,522.43      0.19      279,174.14    4.606      358        723        85.91
4.350 ........................        1        332,351.50      0.07      332,351.50    8.500      359        664        90.00
4.375 ........................        1        157,768.03      0.04      157,768.03    8.500      357        678        84.09
4.450 ........................        1        390,000.00      0.09      390,000.00    3.750      480        746        86.67
4.575 ........................        2        513,221.14      0.11      256,610.57    8.750      357        737        88.41
4.700 ........................        6        895,258.33      0.20      149,209.72    5.133      360        740        94.23
4.750 ........................        1        247,500.00      0.05      247,500.00    4.000      360        673        90.00
4.800 ........................        1        147,600.00      0.03      147,600.00    4.000      360        676        90.00
4.825 ........................        7      1,694,013.72      0.38      242,001.96    4.995      360        677        89.52
4.950 ........................        1        341,536.11      0.08      341,536.11    9.125      359        696        95.00
5.075 ........................        5      1,418,188.65      0.31      283,637.73    4.884      360        652        89.40
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 is approximately 3.346%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
8.950.........................        1   $    117,000.00      0.03%    117,000.00    1.500      480        698        63.24
9.200.........................        1        390,400.00      0.09     390,400.00    1.750      480        687        80.00
9.950.........................    1,163    444,459,053.68     98.68     382,166.00    3.771      427        696        75.17
10.450........................        1        384,184.29      0.09     384,184.29    7.500      358        684        73.85
10.575........................        1        545,700.00      0.12     545,700.00    2.625      360        739        85.00
10.700........................        2        386,240.00      0.09     193,120.00    2.000      480        649        80.00
10.825........................        1        292,500.00      0.06     292,500.00    3.125      360        712        90.00
10.950........................        1        799,746.61      0.18     799,746.61    7.250      357        671        58.61
11.075........................        1        356,782.02      0.08     356,782.02    8.750      357        746        90.00
11.200........................        2        435,500.00      0.10     217,750.00    4.000      360        686        89.25
11.450........................        2        640,172.52      0.14     320,086.26    7.566      357        649        71.59
11.700........................        1        372,000.00      0.08     372,000.00    1.750      360        631        80.00
11.950........................        1        370,494.85      0.08     370,494.85    7.750      479        646        70.00
12.200........................        1        148,959.34      0.03     148,959.34    7.750      359        637        75.00
12.950........................        1        285,000.00      0.06     285,000.00    3.000      360        654        72.70
13.800........................        1        408,000.00      0.09     408,000.00    6.750      360        711        80.00
                                  -----   ---------------    ------
   Total......................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 2 is approximately 9.967%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED
                                                           PERCENT OF     AVERAGE     WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL     AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE      CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  ---------  ---------  --------  -------------
1.250.........................        1   $    484,000.00      0.11%     484,000.00    1.250       360        701        80.00
1.725.........................        1        166,520.00      0.04      166,520.00    1.500       480        750        80.00
1.800.........................        1        650,000.00      0.14      650,000.00    1.500       480        726        76.56
1.900.........................        4      2,168,885.86      0.48      542,221.47    5.336       398        715        66.41
1.975.........................        2        616,000.00      0.14      308,000.00    1.500       480        726        80.00
2.050.........................        2        941,784.64      0.21      470,892.32    4.181       358        692        73.47
2.100.........................        6      2,840,950.00      0.63      473,491.67    1.586       459        682        67.82
2.125.........................        4      2,736,036.61      0.61      684,009.15    2.569       410        695        67.84
2.200.........................        2        889,972.19      0.20      444,986.10    6.375       358        696        78.61
2.250.........................        2        465,200.00      0.10      232,600.00    1.661       426        674        71.97
2.275.........................        2      1,029,314.00      0.23      514,657.00    2.626       415        745        84.55
2.300.........................        1        511,132.05      0.11      511,132.05    6.500       479        764        80.00
2.350.........................        4      1,905,418.27      0.42      476,354.57    3.954       430        740        76.77
2.425.........................        5      3,402,063.17      0.76      680,412.63    3.615       385        713        74.39
2.475.........................        3      1,521,424.26      0.34      507,141.42    4.092       388        678        73.65
2.500.........................        6      2,681,948.84      0.60      446,991.47    6.001       451        730        67.42
2.525.........................        1        525,000.00      0.12      525,000.00    1.750       360        729        76.64
2.550.........................        1        375,500.00      0.08      375,500.00    2.000       480        766        70.19
2.575.........................        2        560,485.21      0.12      280,242.61    5.380       358        716        80.00
2.600.........................        1        274,215.00      0.06      274,215.00    3.250       480        696        88.46
2.650.........................        9      4,088,734.11      0.91      454,303.79    2.111       427        708        78.72
2.675.........................        1        132,000.00      0.03      132,000.00    1.500       480        806        80.00
2.700.........................        5      2,166,582.45      0.48      433,316.49    2.904       436        674        70.39
2.725.........................       15      5,576,472.70      1.24      371,764.85    4.024       376        708        76.10
2.750.........................        3      1,009,404.80      0.22      336,468.27    4.426       454        690        75.39
2.775.........................        1        377,792.47      0.08      377,792.47    6.875       350        712        80.00
2.800.........................       12      5,460,353.34      1.21      455,029.45    4.393       385        722        73.47
2.825.........................        3        887,409.01      0.20      295,803.00    3.356       480        677        76.55

                                                                                                 WEIGHTED
                                                           PERCENT OF     AVERAGE     WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL     AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE      CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING   MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 2        ($)       RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  ------------  ---------  ---------  --------  -------------
2.850.........................        6      2,187,270.76      0.49      364,545.13    1.879       480        707        71.36
2.875.........................       10      6,872,808.87      1.53      687,280.89    5.093       399        709        72.63
2.900.........................        4      2,170,145.15      0.48      542,536.29    6.360       457        699        74.65
2.925.........................        4      1,369,170.33      0.30      342,292.58    3.787       432        698        79.99
2.950.........................       32     15,119,972.39      3.36      472,499.14    3.484       371        700        71.72
2.975.........................        8      3,047,962.56      0.68      380,995.32    3.167       480        709        70.44
3.025.........................       10      4,524,936.97      1.00      452,493.70    2.290       423        742        71.38
3.050.........................        8      3,108,508.04      0.69      388,563.51    3.994       480        711        75.35
3.075.........................       35     13,567,911.00      3.01      387,654.60    3.937       399        723        74.85
3.125.........................       18      6,188,247.48      1.37      343,791.53    2.690       441        710        72.82
3.150.........................        4        920,455.72      0.20      230,113.93    2.825       394        741        77.41
3.175.........................       27     11,715,661.23      2.60      433,913.38    3.433       440        709        72.84
3.200.........................       81     34,156,071.09      7.58      421,679.89    3.578       419        714        72.23
3.225.........................        3        794,531.62      0.18      264,843.87    6.766       437        672        76.64
3.250.........................       18      5,642,848.27      1.25      313,491.57    3.017       425        691        74.22
3.275.........................        1        181,677.68      0.04      181,677.68    7.375       358        722        80.00
3.300.........................       34     10,657,732.97      2.37      313,462.73    3.401       448        704        71.17
3.325.........................       54     17,982,989.79      3.99      333,018.33    4.446       425        706        75.83
3.350.........................        2        722,500.00      0.16      361,250.00    2.000       360        731        73.14
3.375.........................       40     15,606,787.58      3.47      390,169.69    3.099       452        705        77.56
3.400.........................        3        791,768.09      0.18      263,922.70    3.898       411        723        80.00
3.450.........................      119     43,316,712.89      9.62      364,005.99    4.946       405        693        74.80
3.500.........................       41     13,814,062.65      3.07      336,928.36    2.838       441        702        77.07
3.525.........................        3      1,824,840.00      0.41      608,280.00    2.542       426        704        75.98
3.550.........................       18      6,472,791.35      1.44      359,599.52    5.479       409        691        77.48
3.575.........................      343    132,876,545.75     29.50      387,395.18    3.463       430        678        75.81
3.600.........................        2      2,442,350.00      0.54    1,221,175.00    2.582       453        755        75.51
3.650.........................        1        120,000.00      0.03      120,000.00    2.000       360        670        80.00
3.700.........................       47     17,032,222.58      3.78      362,387.71    4.360       476        696        76.79
3.725.........................        1        247,712.65      0.05      247,712.65    7.875       479        685        95.00
3.750.........................        2        740,000.00      0.16      370,000.00    2.790       480        704        80.13
3.775.........................        3        708,854.87      0.16      236,284.96    4.722       408        729        75.15
3.820.........................        2        906,635.12      0.20      453,317.56    4.019       480        691        76.61
3.825.........................       36     13,734,337.76      3.05      381,509.38    4.540       480        678        76.26
3.900.........................        2        745,627.00      0.17      372,813.50    3.383       480        647        82.98
3.950.........................        6      1,294,148.79      0.29      215,691.47    3.398       381        710        84.39
3.975.........................        3      1,265,893.98      0.28      421,964.66    2.615       452        686        75.46
4.025.........................        2        420,800.00      0.09      210,400.00    3.250       480        628        80.00
4.075.........................        1        394,557.09      0.09      394,557.09    8.250       359        652        85.00
4.100.........................       10      1,348,101.87      0.30      134,810.19    3.794       391        694        75.73
4.125.........................        1        250,750.00      0.06      250,750.00    3.500       360        715        85.00
4.225.........................        2        682,522.62      0.15      341,261.31    2.250       480        720        76.33
4.250.........................        4        895,947.09      0.20      223,986.77    4.801       423        689        88.72
4.275.........................        1        106,802.77      0.02      106,802.77    8.375       355        659        82.31
4.325.........................        3        837,522.43      0.19      279,174.14    4.606       358        723        85.91
4.350.........................        1        332,351.50      0.07      332,351.50    8.500       359        664        90.00
4.375.........................        1        157,768.03      0.04      157,768.03    8.500       357        678        84.09
4.450.........................        1        390,000.00      0.09      390,000.00    3.750       480        746        86.67
4.575.........................        2        513,221.14      0.11      256,610.57    8.750       357        737        88.41
4.700.........................        6        895,258.33      0.20      149,209.72    5.133       360        740        94.23
4.750.........................        1        247,500.00      0.05      247,500.00    4.000       360        673        90.00
4.800.........................        1        147,600.00      0.03      147,600.00    4.000       360        676        90.00
4.825.........................        7      1,694,013.72      0.38      242,001.96    4.995       360        677        89.52
4.950.........................        1        341,536.11      0.08      341,536.11    9.125       359        696        95.00
5.075.........................        5      1,418,188.65      0.31      283,637.73    4.884       360        652        89.40
                                  -----   ---------------    ------
   Total......................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 2 is approximately 3.346%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
INITIAL RATE                    MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
ADJUSTMENT DATE                   LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
July 2005 ....................        1   $    330,881.57      0.07%    330,881.57    7.250      348        714        85.00
August 2005 ..................        1        286,604.87      0.06     286,604.87    7.875      349        772        80.00
September 2005 ...............        1        377,792.47      0.08     377,792.47    6.875      350        712        80.00
January 2006 .................        5      1,401,303.67      0.31     280,260.73    7.619      354        674        73.29
February 2006 ................        4      1,065,052.58      0.24     266,263.15    7.686      355        696        79.74
March 2006 ...................       47     16,809,166.80      3.73     357,641.85    7.489      358        689        72.47
April 2006 ...................      102     35,859,140.59      7.96     351,560.20    7.375      358        700        72.01
May 2006 .....................       31     12,222,885.33      2.71     394,286.62    7.230      375        707        73.15
June 2006 ....................      186     71,066,271.21     15.78     382,076.73    7.535      454        700        75.93
July 2006 ....................      556    222,487,102.00     49.40     400,156.66    2.013      436        695        75.56
August 2006 ..................      211     76,352,286.22     16.95     361,859.18    2.460      428        693        75.92
September 2006 ...............       18      7,654,456.00      1.70     425,247.56    2.514      432        707        75.39
October 2006 .................       18      4,478,790.00      0.99     248,821.67    2.605      445        707        71.73
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
MAXIMUM NEGATIVE                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
110 ..........................       10   $  5,358,200.00      1.19%    535,820.00    1.747      412        694        78.86
115 ..........................    1,171    445,033,533.31     98.81     380,045.72    3.814      426        696        75.15
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
FIXED RATE                      MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1 ............................    1,135   $436,085,479.24     96.82%    384,216.28    3.821      426        696        75.23
3 ............................       46     14,306,254.07      3.18     311,005.52    2.842      434        709        74.06
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
PREPAYMENT                      MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
CHARGE PERIOD (MONTHS)            LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------          --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
36 ...........................    1,179   $449,727,335.97     99.85%    381,448.12    3.785      426        696        75.18
60 ...........................        2        664,397.34      0.15     332,198.67    7.306      350        738        80.00
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
INITIAL PAYMENT                 MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
RECAST PERIOD (MONTHS)            LOANS     OUTSTANDING      GROUP 2       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------          --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
60 ...........................      480   $183,551,115.99     40.75%    382,398.16    4.387      418        699        74.98
120 ..........................      701    266,840,617.32     59.25     380,657.09    3.379      431        694        75.34
                                  -----   ---------------    ------
   Total .....................    1,181   $450,391,733.31    100.00%
                                  =====   ===============    ======

                                  LOAN GROUP 3

                                  LOAN PROGRAMS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------                 --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
One-Year MTA .................    1,017   $369,538,120.40    100.00%   363,360.98     3.439      399       694         75.31
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

                            CURRENT MORTGAGE RATES(1)

                                                                                     WEIGHTED
                                                           PERCENT OF    AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3       ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  ---------  --------  -------------
1.000 ........................       13   $  5,808,632.00      1.57%    446,817.85     360        704        70.49
1.250 ........................       98     43,657,968.00     11.81     445,489.47     366        712        72.15
1.500 ........................       99     42,830,629.00     11.59     432,632.62     458        709        71.87
1.720 ........................        1        351,000.00      0.09     351,000.00     360        637        87.75
1.750 ........................      186     68,409,784.24     18.51     367,794.54     365        687        74.96
2.000 ........................      103     38,452,127.00     10.41     373,321.62     457        684        76.53
2.250 ........................       56     20,163,428.68      5.46     360,061.23     366        656        77.82
2.390 ........................        1        310,500.00      0.08     310,500.00     360        660        90.00
2.445 ........................        1        279,000.00      0.08     279,000.00     360        714        88.57
2.475 ........................        1        598,500.00      0.16     598,500.00     360        703        83.13
2.500 ........................       36     14,783,110.00      4.00     410,641.94     451        658        76.96
2.625 ........................        1        371,000.00      0.10     371,000.00     480        634        70.00
2.695 ........................        2        657,000.00      0.18     328,500.00     480        762        90.00
2.720 ........................        1        126,000.00      0.03     126,000.00     360        632        87.50
2.750 ........................       28      9,241,257.00      2.50     330,044.89     382        707        79.61
2.940 ........................        1        283,500.00      0.08     283,500.00     360        662        90.00
2.970 ........................        5      1,300,500.00      0.35     260,100.00     383        640        89.81
2.980 ........................        1        365,500.00      0.10     365,500.00     360        740        85.00
3.000 ........................       25      8,052,815.00      2.18     322,112.60     460        716        80.47
3.010 ........................        1        229,000.00      0.06     229,000.00     360        662        84.81
3.040 ........................        1        293,000.00      0.08     293,000.00     360        656        83.71
3.070 ........................        1        310,500.00      0.08     310,500.00     360        707        90.00
3.150 ........................        1        340,000.00      0.09     340,000.00     360        691        85.00
3.190 ........................        8      1,855,200.00      0.50     231,900.00     360        673        89.46
3.205 ........................        1        337,250.00      0.09     337,250.00     360        739        95.00
3.225 ........................        1        166,000.00      0.04     166,000.00     360        747        83.84
3.250 ........................       12      3,125,885.00      0.85     260,490.42     368        691        79.89
3.495 ........................        1        135,984.00      0.04     135,984.00     360        650        84.99
3.500 ........................        9      1,827,255.00      0.49     203,028.33     469        698        82.51
3.680 ........................        1        584,194.03      0.16     584,194.03     359        674        90.00
3.750 ........................        2        351,900.00      0.10     175,950.00     360        640        88.51
3.935 ........................        2        171,000.00      0.05      85,500.00     360        697        90.00
4.000 ........................        5      1,076,150.00      0.29     215,230.00     432        709        86.48
4.250 ........................        2        470,700.00      0.13     235,350.00     480        645        90.00
4.500 ........................        1        238,950.00      0.06     238,950.00     480        645        90.00
5.500 ........................        1        350,000.00      0.09     350,000.00     480        707        70.00
6.000 ........................        1        851,900.00      0.23     851,900.00     360        669        70.00
6.125 ........................        1        379,100.00      0.10     379,100.00     360        653        79.99
6.250 ........................        1        423,854.17      0.11     423,854.17     358        722        64.39
6.375 ........................        4      2,287,559.19      0.62     571,889.80     358        707        79.79
6.500 ........................        3      2,062,249.76      0.56     687,416.59     428        745        60.24
6.625 ........................        5      2,142,186.00      0.58     428,437.20     416        704        62.94
6.750 ........................        7      2,829,190.30      0.77     404,170.04     372        695        75.32
6.875 ........................        5      2,804,036.66      0.76     560,807.33     358        729        68.93

                                                                                     WEIGHTED
                                                           PERCENT OF    AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3       ($)       (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  ---------  --------  -------------
7.000 ........................       11      3,893,588.59      1.05     353,962.60     396        691        73.11
7.125 ........................       16      7,325,142.83      1.98     457,821.43     374        697        73.20
7.230 ........................        1        271,250.04      0.07     271,250.04     358        719        85.00
7.250 ........................       21      7,177,017.42      1.94     341,762.73     367        691        77.93
7.265 ........................        1        231,000.00      0.06     231,000.00     480        722        82.06
7.270 ........................        1        196,274.69      0.05     196,274.69     359        761        95.00
7.375 ........................       28      9,297,798.05      2.52     332,064.22     396        705        69.88
7.445 ........................        1        566,006.00      0.15     566,006.00     359        791        90.00
7.455 ........................        1        350,909.87      0.09     350,909.87     359        718        95.00
7.500 ........................       31     10,353,037.96      2.80     333,968.97     391        705        75.84
7.550 ........................        1        215,191.42      0.06     215,191.42     359        739        89.98
7.570 ........................        1        318,590.50      0.09     318,590.50     359        727        89.90
7.580 ........................        1        232,436.48      0.06     232,436.48     359        771        95.00
7.595 ........................        1        130,318.52      0.04     130,318.52     359        635        90.00
7.625 ........................       78     21,941,759.20      5.94     281,304.61     376        688        76.58
7.750 ........................       61     16,764,835.66      4.54     274,833.37     395        694        75.21
7.875 ........................       11      4,032,949.69      1.09     366,631.79     439        690        75.94
7.900 ........................        1        226,115.40      0.06     226,115.40     356        664        84.91
7.915 ........................        1        206,714.81      0.06     206,714.81     359        648        90.00
7.970 ........................        1        343,326.34      0.09     343,326.34     359        621        90.00
8.000 ........................        5      1,825,979.24      0.49     365,195.85     425        737        74.79
8.030 ........................        1        293,274.21      0.08     293,274.21     356        732        95.00
8.065 ........................        1        399,423.44      0.11     399,423.44     359        667        88.89
8.095 ........................        1        246,667.29      0.07     246,667.29     359        700        95.00
8.125 ........................        2        431,937.65      0.12     215,968.83     358        671        72.95
8.250 ........................        1         74,032.14      0.02      74,032.14     357        714        80.00
8.375 ........................        1        507,247.93      0.14     507,247.93     479        632        80.00
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 (as so adjusted) is expected to be approximately 3.409% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 is expected to be approximately 3.439% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF CURRENT MORTGAGE       MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)       LOANS     OUTSTANDING      GROUP 3        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------------     --------  ---------------  ----------  ------------  --------  ---------  --------  -------------
        0.01 -    50,000.00 ..        2   $    100,000.00      0.03%      50,000.00    2.375      360        668        44.96
   50,000.01 -   100,000.00 ..       24      1,953,912.38      0.53       81,413.02    5.459      378        697        76.44
  100,000.01 -   150,000.00 ..       86     11,115,760.03      3.01      129,253.02    4.242      385        703        74.17
  150,000.01 -   200,000.00 ..      121     21,483,185.27      5.81      177,546.99    3.758      394        695        75.02
  200,000.01 -   250,000.00 ..      132     29,710,896.83      8.04      225,082.55    3.849      397        689        77.38
  250,000.01 -   300,000.00 ..      130     35,995,044.32      9.74      276,884.96    3.505      395        692        75.14
  300,000.01 -   350,000.00 ..      106     34,281,995.98      9.28      323,415.06    3.906      406        690        76.22
  350,000.01 -   400,000.00 ..      105     39,569,540.98     10.71      376,852.77    3.660      397        682        76.48
  400,000.01 -   450,000.00 ..       64     27,337,727.78      7.40      427,152.00    3.345      395        684        75.37
  450,000.01 -   500,000.00 ..       51     24,250,950.08      6.56      475,508.83    3.207      388        694        76.54
  500,000.01 -   550,000.00 ..       48     25,112,043.26      6.80      523,167.57    3.571      387        693        75.93
  550,000.01 -   600,000.00 ..       44     25,302,064.06      6.85      575,046.91    2.778      406        700        76.15
  600,000.01 -   650,000.00 ..       25     15,726,443.82      4.26      629,057.75    3.364      417        706        76.25
  650,000.01 -   700,000.00 ..       10      6,701,519.55      1.81      670,151.96    4.914      406        696        68.81
  700,000.01 -   750,000.00 ..       11      8,004,786.92      2.17      727,707.90    2.754      403        728        73.33
  750,000.01 - 1,000,000.00 ..       35     30,021,938.00      8.12      857,769.66    2.848      411        694        72.92
1,000,000.01 - 1,500,000.00 ..       17     20,707,811.14      5.60    1,218,106.54    3.188      409        695        74.66
1,500,000.01 - 2,000,000.00 ..        3      5,310,000.00      1.44    1,770,000.00    2.101      404        713        72.94
Greater than 2,000,000.00 ....        3      6,852,500.00      1.85    2,284,166.67    1.928      360        711        69.81
                                  -----   ---------------    ------
     Total ...................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 3 is approximately $363,361.

                              FICO CREDIT SCORES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF                        MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FICO CREDIT SCORES                LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------              --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
601-620 ......................        8   $  2,467,129.21      0.67%    308,391.15    3.626       423       618        72.17
621-640 ......................      107     35,113,585.79      9.50     328,164.35    2.706       403       631        75.40
641-660 ......................      153     54,124,279.19     14.65     353,753.46    2.922       393       652        74.73
661-680 ......................      210     72,058,284.99     19.50     343,134.69    4.143       396       670        75.71
681-700 ......................      139     58,555,339.19     15.85     421,261.43    3.693       397       690        76.43
701-720 ......................      125     48,085,099.94     13.01     384,680.80    3.327       399       710        75.30
721-740 ......................      100     35,634,782.79      9.64     356,347.83    3.458       391       731        75.38
741-760 ......................       78     31,161,051.40      8.43     399,500.66    3.288       408       749        75.91
761-780 ......................       42     14,238,300.20      3.85     339,007.15    3.571       427       770        71.77
781-800 ......................       42     14,583,489.41      3.95     347,225.94    3.251       390       789        75.21
801-820 ......................        9      2,466,633.13      0.67     274,070.35    2.147       434       806        66.31
841-860 ......................        1        376,600.15      0.10     376,600.15    7.500       358       850        80.00
Not Available ................        3        673,545.01      0.18     224,515.00    2.971       360       N/A        67.23
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 3 is approximately 694.

                             DOCUMENTATION PROGRAMS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
DOCUMENTATION PROGRAM             LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
---------------------           --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Full/Alternative .............      131   $ 38,596,474.06     10.44%    294,629.57    4.470      391        691        75.91
No Income/No Asset ...........        1        271,677.62      0.07     271,677.62    7.125      359        751        75.83
Reduced ......................      691    273,729,378.14     74.07     396,135.13    3.304      399        693        75.35
Stated Income/Stated Asset ...      194     56,940,590.58     15.41     293,508.20    3.371      401        699        74.75
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------------        --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
50.00 or Less ................       32   $  8,025,454.63      2.17%    250,795.46    3.852      399        711        40.46
50.01 to 55.00 ...............       15      6,016,752.75      1.63     401,116.85    2.907      428        722        52.43
55.01 to 60.00 ...............       21      7,023,388.53      1.90     334,447.07    2.628      393        682        58.00
60.01 to 65.00 ...............       35     15,975,638.50      4.32     456,446.81    3.503      380        693        63.34
65.01 to 70.00 ...............      158     58,055,944.07     15.71     367,442.68    3.219      389        694        69.18
70.01 to 75.00 ...............      128     62,169,636.25     16.82     485,700.28    3.530      406        686        74.28
75.01 to 80.00 ...............      528    185,956,805.62     50.32     352,190.92    3.273      401        695        79.59
80.01 to 85.00 ...............       24      6,906,740.66      1.87     287,780.86    4.423      390        696        84.29
85.01 to 90.00 ...............       57     14,774,272.04      4.00     259,197.76    5.067      382        687        89.12
90.01 to 95.00 ...............       19      4,633,487.35      1.25     243,867.76    5.976      397        718        94.75
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 3 is approximately 75.31%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 3 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----                           --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Alabama ......................        1   $    330,400.00      0.09%    330,400.00    2.000      360       682         80.00
Alaska .......................        1        244,091.74      0.07     244,091.74    7.375      358       700         64.21
Arizona ......................       30      7,811,441.14      2.11     260,381.37    3.227      411       698         74.77
California ...................      433    184,519,702.51     49.93     426,142.50    3.589      401       691         74.28
Colorado .....................       14      4,251,929.91      1.15     303,709.28    4.351      386       707         78.68
Connecticut ..................        6      2,436,775.02      0.66     406,129.17    4.054      371       688         74.23
Delaware .....................        2        586,106.13      0.16     293,053.07    7.377      355       712         82.98
District of Columbia .........        3      1,335,846.58      0.36     445,282.19    5.070      359       678         73.95
Florida ......................      214     75,483,328.27     20.43     352,725.83    2.886      396       701         76.04
Georgia ......................        5      1,413,436.59      0.38     282,687.32    4.175      394       668         80.86
Hawaii .......................        8      4,056,461.98      1.10     507,057.75    4.621      442       692         68.65
Idaho ........................        5      1,024,640.67      0.28     204,928.13    3.631      387       686         73.42
Illinois .....................       11      3,000,683.51      0.81     272,789.41    2.305      401       662         81.07
Indiana ......................        3        624,600.00      0.17     208,200.00    5.585      444       702         80.76
Kansas .......................        1        132,000.00      0.04     132,000.00    1.750      360       630         80.00
Maryland .....................       21      6,842,049.24      1.85     325,811.87    3.328      393       680         76.19
Massachusetts ................        2        644,773.37      0.17     322,386.69    3.683      355       720         73.04
Michigan .....................       29      8,101,231.62      2.19     279,352.81    4.161      371       710         76.59
Minnesota ....................       10      1,945,702.76      0.53     194,570.28    5.310      375       691         79.54
Missouri .....................        4      1,880,250.00      0.51     470,062.50    1.982      464       658         76.73
Nevada .......................       63     19,509,898.66      5.28     309,680.93    2.940      409       702         78.86
New Hampshire ................        3        787,000.00      0.21     262,333.33    2.208      360       659         71.10
New Jersey ...................       23      9,807,775.70      2.65     426,425.03    3.446      395       685         78.62
New York .....................       13      4,586,625.85      1.24     352,817.37    2.109      368       675         75.00
North Dakota .................        1        257,942.10      0.07     257,942.10    7.375      357       676         79.24
Ohio .........................        7        675,891.29      0.18      96,555.90    5.022      387       709         80.26
Oklahoma .....................        2        116,329.89      0.03      58,164.95    4.595      358       678         79.67
Oregon .......................       13      2,470,321.93      0.67     190,024.76    4.146      402       697         76.39
Pennsylvania .................       11      2,228,141.95      0.60     202,558.36    4.934      391       724         77.21
Rhode Island .................        3      1,037,236.74      0.28     345,745.58    5.512      358       669         73.67
South Carolina ...............        2        404,400.00      0.11     202,200.00    2.337      416       641         82.99
Texas ........................       16      3,270,638.82      0.89     204,414.93    3.620      397       702         77.12
Utah .........................       10      2,225,481.52      0.60     222,548.15    3.517      394       683         78.27
Virginia .....................       24      9,218,425.52      2.49     384,101.06    3.681      380       691         74.01
Washington ...................       19      5,444,945.04      1.47     286,576.05    3.188      406       700         74.19
West Virginia ................        1        423,854.17      0.11     423,854.17    6.250      358       722         64.39
Wisconsin ....................        3        407,760.18      0.11     135,920.06    4.518      398       648         79.56
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, no more than approximately 1.204% of the Mortgage Loans in Loan Group 3 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Refinance (cash-out) .........      515   $187,265,994.64     50.68%    363,623.29    3.335      398        689        73.69
Purchase .....................      289    103,974,497.08     28.14     359,773.35    3.529      396        707        77.97
Refinance (rate/term) ........      213     78,297,628.68     21.19     367,594.50    3.570      403        688        75.67
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
2-4 Family Residence .........       70   $ 28,959,179.59      7.84%    413,702.57    3.038      397        705        72.33
Condominium Hotel ............        1        147,750.00      0.04     147,750.00    2.750      360        735        75.00
High-rise Condominium ........       17      7,687,027.42      2.08     452,178.08    2.613      381        706        75.30
Low-rise Condominium .........       96     27,659,732.84      7.48     288,122.22    3.328      390        700        76.66
Planned Unit Development .....      210     80,435,677.49     21.77     383,027.04    3.230      408        702        75.58
Single Family Residence ......      623    224,648,753.06     60.79     360,591.90    3.608      397        688        75.44
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCPANCY TYPE                     LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
Investment Property ..........      187   $ 53,015,067.55     14.35%    283,503.04    4.346      391        711        72.54
Primary Residence ............      769    297,496,021.06     80.50     386,860.89    3.303      400        690        75.73
Secondary Residence ..........       61     19,027,031.79      5.15     311,918.55    3.046      399        708        76.50
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                           PERCENT OF    AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM TO               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
MAUTRITY (MONTHS)                 LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)    SCORE     RATIO (%)
-----------------               --------  ---------------  ----------  -----------  --------  --------  -------------
480 ..........................      258   $ 97,751,835.00     26.45%    378,883.08    2.154      694        75.66
479 ..........................       49     20,567,521.27      5.57     419,745.33    7.324      705        74.10
478 ..........................        4      1,661,985.11      0.45     415,496.28    7.437      709        83.20
477 ..........................        1        478,708.20      0.13     478,708.20    7.625      664        75.00
476 ..........................        1        145,239.06      0.04     145,239.06    7.500      688        80.00
360 ..........................      469    176,939,895.00     47.88     377,270.57    2.045      691        75.20
359 ..........................       48     14,874,529.15      4.03     309,886.02    7.522      692        77.80
358 ..........................       20      6,723,483.29      1.82     336,174.16    6.687      704        75.62
357 ..........................       93     26,877,718.44      7.27     289,007.73    7.373      707        72.88
356 ..........................       62     18,781,886.10      5.08     302,933.65    7.501      689        75.24
355 ..........................        5      2,516,971.25      0.68     503,394.25    7.451      680        79.03
354 ..........................        3        958,259.10      0.26     319,419.70    7.381      680        87.20
353 ..........................        1        384,906.74      0.10     384,906.74    7.500      677        79.99
350 ..........................        2        630,409.32      0.17     315,204.66    7.190      692        77.24
347 ..........................        1        244,773.37      0.07     244,773.37    7.250      722        85.26
                                  -----   ---------------    ------
   Total .....................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 3 is approximately 399 months.

                                GROSS MARGINS(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.400.........................        2   $    948,700.00      0.26%    474,350.00    2.818      404        701        72.18
1.800.........................        1        851,900.00      0.23     851,900.00    6.000      360        669        70.00
1.850.........................        1        657,000.00      0.18     657,000.00    1.500      480        772        52.56
1.875.........................        1        177,000.00      0.05     177,000.00    1.750      360        779        69.41
1.900.........................        1        565,000.00      0.15     565,000.00    1.500      480        807        51.36
1.975.........................        2        819,100.00      0.22     409,550.00    3.506      360        718        78.49
2.025.........................        2        800,000.00      0.22     400,000.00    1.563      360        691        55.31
2.075.........................        1        410,000.00      0.11     410,000.00    2.250      480        694        80.00
2.100.........................        1        300,000.00      0.08     300,000.00    1.250      360        785        42.86
2.125.........................        3      1,238,254.17      0.34     412,751.39    3.402      413        736        74.66
2.200.........................        3      1,227,120.00      0.33     409,040.00    2.104      360        726        77.41
2.250.........................        1        202,400.00      0.05     202,400.00    2.000      480        639        80.00
2.275.........................        6      3,562,558.19      0.96     593,759.70    4.599      368        720        77.19
2.325.........................        1        356,883.51      0.10     356,883.51    1.750      358        708        80.00
2.350.........................        6      4,925,149.76      1.33     820,858.29    3.626      389        747        67.60
2.425.........................        4      2,563,755.45      0.69     640,938.86    4.689      425        710        71.83
2.500.........................        7      2,448,285.55      0.66     349,755.08    2.815      394        721        70.23
2.550.........................        3      2,087,846.58      0.56     695,948.86    4.834      359        694        75.68
2.575.........................        4      1,771,883.47      0.48     442,970.87    2.095      411        740        72.30
2.650.........................        5      1,955,710.25      0.53     391,142.05    5.283      378        687        76.21
2.700.........................        1        806,250.00      0.22     806,250.00    1.250      360        739        75.00
2.725.........................       10      5,069,036.66      1.37     506,903.67    4.508      373        724        71.96
2.750.........................        1        156,750.00      0.04     156,750.00    3.250      360        742        95.00
2.800.........................       14      5,635,863.05      1.53     402,561.65    4.076      375        714        72.17
2.825.........................        1        309,501.35      0.08     309,501.35    7.000      479        666        75.61
2.850.........................        2        974,400.00      0.26     487,200.00    1.606      480        719        80.00
2.875.........................       12      3,603,586.84      0.98     300,298.90    2.285      408        699        72.94
2.900.........................        1        567,087.35      0.15     567,087.35    7.000      479        673        80.00
2.925.........................        3      1,412,900.00      0.38     470,966.67    1.807      360        655        68.31
2.950.........................       34     15,367,013.97      4.16     451,971.00    3.930      374        689        70.71
2.975.........................        4      1,332,532.01      0.36     333,133.00    3.076      480        758        73.96
3.000.........................        1        258,827.85      0.07     258,827.85    7.125      356        783        68.67
3.025.........................        4      1,414,550.00      0.38     353,637.50    1.580      401        728        78.35
3.050.........................        3        786,800.00      0.21     262,266.67    1.607      480        689        68.36
3.075.........................       31     11,193,515.27      3.03     361,081.14    4.368      374        698        76.01
3.100.........................        2        808,880.47      0.22     404,440.24    4.258      357        703        80.00
3.125.........................       19      7,391,772.27      2.00     389,040.65    2.302      418        706        75.66
3.150.........................        2        733,173.41      0.20     366,586.71    5.021      357        652        84.04
3.175.........................       14      6,644,320.55      1.80     474,594.33    2.636      402        699        74.30
3.200.........................       65     23,994,073.03      6.49     369,139.59    3.307      400        697        70.24
3.250.........................       14      4,150,384.47      1.12     296,456.03    3.334      420        704        73.20
3.300.........................       33     11,872,517.56      3.21     359,773.26    2.402      415        700        71.01
3.325.........................       42     15,281,744.10      4.14     363,851.05    4.120      387        720        75.22
3.350.........................        2        511,853.54      0.14     255,926.77    5.961      359        687        78.14
3.375.........................       27      9,034,120.67      2.44     334,597.06    3.047      411        704        75.95
3.450.........................      127     41,505,135.64     11.23     326,812.09    4.473      382        684        76.62
3.500.........................       44     12,888,796.76      3.49     292,927.20    2.655      409        698        76.78
3.525.........................        4      1,189,471.57      0.32     297,367.89    3.379      359        761        79.46
3.550.........................       10      2,905,659.70      0.79     290,565.97    5.808      377        702        70.11
3.575.........................      313    117,718,286.77     31.86     376,096.76    2.810      404        679        76.34
3.600.........................        3        663,904.95      0.18     221,301.65    4.043      359        660        72.41
3.625.........................        1        365,500.00      0.10     365,500.00    3.500      360        740        85.00
3.650.........................        1        598,500.00      0.16     598,500.00    2.875      360        703        83.13
3.700.........................       31     10,607,158.28      2.87     342,166.40    3.527      474        706        75.66
3.775.........................        1        200,205.22      0.05     200,205.22    7.875      354        742        95.00
3.800.........................        3        830,774.22      0.22     276,924.74    6.221      453        726        76.20
3.825.........................       13      3,899,639.77      1.06     299,972.29    3.452      480        688        77.52
3.850.........................        2      1,164,885.25      0.32     582,442.63    5.682      358        720        77.02
3.900.........................        1        135,000.00      0.04     135,000.00    2.500      360        642        71.05
3.950.........................        3      1,009,006.00      0.27     336,335.33    6.096      359        752        85.94
3.975.........................        9      2,198,342.38      0.59     244,260.26    3.462      359        698        75.67

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
4.025.........................        3        774,500.00      0.21     258,166.67    3.118      416        660        84.01
4.075.........................        4      1,007,256.61      0.27     251,814.15    7.012      359        743        90.78
4.100.........................        6      2,197,422.14      0.59     366,237.02    2.980      382        653        75.83
4.175.........................        1        229,000.00      0.06     229,000.00    3.750      360        662        84.81
4.200.........................        2        486,893.87      0.13     243,446.94    7.118      359        699        92.20
4.250.........................        2        844,747.93      0.23     422,373.97    6.377      479        687        84.00
4.325.........................        4      1,055,878.16      0.29     263,969.54    6.970      358        689        87.18
4.450.........................        2        616,250.00      0.17     308,125.00    3.672      360        728        92.09
4.475.........................        1        584,194.03      0.16     584,194.03    4.250      359        674        90.00
4.575.........................        1        145,750.00      0.04     145,750.00    3.750      360        718        89.97
4.600.........................        1        166,000.00      0.04     166,000.00    3.625      360        747        83.84
4.700.........................        5        708,821.00      0.19     141,764.20    7.910      359        679        91.74
4.750.........................        1        399,423.44      0.11     399,423.44    8.875      359        667        88.89
4.825.........................       11      2,742,474.21      0.74     249,315.84    4.481      360        682        90.17
4.950.........................        1        206,714.81      0.06     206,714.81    9.125      359        648        90.00
5.000.........................        2        624,000.00      0.17     312,000.00    4.250      360        645        89.79
5.075.........................        7      1,688,526.34      0.46     241,218.05    4.988      391        635        89.28
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 3 is approximately 3.354%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
9.000.........................        1   $    535,184.36      0.14%    535,184.36    7.375      479        707        79.06
9.950.........................      994    363,244,952.50     98.30     365,437.58    3.402      399        694        75.10
9.980.........................        1        368,880.47      0.10     368,880.47    7.250      354        664        80.00
9.995.........................        1         96,565.50      0.03      96,565.50    7.625      356        704        80.00
10.200........................        1        400,000.00      0.11     400,000.00    2.500      480        653        72.73
10.700........................        1        271,250.04      0.07     271,250.04    7.750      358        719        85.00
10.825........................        2        536,326.28      0.15     268,163.14    5.704      358        675        86.86
10.950........................        2        485,750.00      0.13     242,875.00    3.750      360        699        86.49
11.075........................        4      1,131,101.85      0.31     282,775.46    7.195      359        728        95.00
11.200........................        7      1,681,835.19      0.46     240,262.17    4.378      360        674        89.95
11.450........................        2        493,000.00      0.13     246,500.00    3.360      360        643        88.36
14.325........................        1        293,274.21      0.08     293,274.21    9.000      356        732        95.00
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 3 is approximately 9.967%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.400.........................        2   $    948,700.00      0.26%    474,350.00    2.818      404        701        72.18
1.800.........................        1        851,900.00      0.23     851,900.00    6.000      360        669        70.00
1.850.........................        1        657,000.00      0.18     657,000.00    1.500      480        772        52.56
1.875.........................        1        177,000.00      0.05     177,000.00    1.750      360        779        69.41
1.900.........................        1        565,000.00      0.15     565,000.00    1.500      480        807        51.36
1.975.........................        2        819,100.00      0.22     409,550.00    3.506      360        718        78.49
2.025.........................        2        800,000.00      0.22     400,000.00    1.563      360        691        55.31
2.075.........................        1        410,000.00      0.11     410,000.00    2.250      480        694        80.00
2.100.........................        1        300,000.00      0.08     300,000.00    1.250      360        785        42.86
2.125.........................        3      1,238,254.17      0.34     412,751.39    3.402      413        736        74.66
2.200.........................        3      1,227,120.00      0.33     409,040.00    2.104      360        726        77.41
2.250.........................        1        202,400.00      0.05     202,400.00    2.000      480        639        80.00
2.275.........................        6      3,562,558.19      0.96     593,759.70    4.599      368        720        77.19
2.325.........................        1        356,883.51      0.10     356,883.51    1.750      358        708        80.00
2.350.........................        6      4,925,149.76      1.33     820,858.29    3.626      389        747        67.60
2.425.........................        4      2,563,755.45      0.69     640,938.86    4.689      425        710        71.83
2.500.........................        7      2,448,285.55      0.66     349,755.08    2.815      394        721        70.23
2.550.........................        3      2,087,846.58      0.56     695,948.86    4.834      359        694        75.68
2.575.........................        4      1,771,883.47      0.48     442,970.87    2.095      411        740        72.30
2.650.........................        5      1,955,710.25      0.53     391,142.05    5.283      378        687        76.21
2.700.........................        1        806,250.00      0.22     806,250.00    1.250      360        739        75.00
2.725.........................       10      5,069,036.66      1.37     506,903.67    4.508      373        724        71.96
2.750.........................        1        156,750.00      0.04     156,750.00    3.250      360        742        95.00
2.800.........................       14      5,635,863.05      1.53     402,561.65    4.076      375        714        72.17
2.825.........................        1        309,501.35      0.08     309,501.35    7.000      479        666        75.61
2.850.........................        2        974,400.00      0.26     487,200.00    1.606      480        719        80.00
2.875.........................       12      3,603,586.84      0.98     300,298.90    2.285      408        699        72.94
2.900.........................        1        567,087.35      0.15     567,087.35    7.000      479        673        80.00
2.925.........................        3      1,412,900.00      0.38     470,966.67    1.807      360        655        68.31
2.950.........................       34     15,367,013.97      4.16     451,971.00    3.930      374        689        70.71
2.975.........................        4      1,332,532.01      0.36     333,133.00    3.076      480        758        73.96
3.000.........................        1        258,827.85      0.07     258,827.85    7.125      356        783        68.67
3.025.........................        4      1,414,550.00      0.38     353,637.50    1.580      401        728        78.35
3.050.........................        3        786,800.00      0.21     262,266.67    1.607      480        689        68.36
3.075.........................       31     11,193,515.27      3.03     361,081.14    4.368      374        698        76.01
3.100.........................        2        808,880.47      0.22     404,440.24    4.258      357        703        80.00
3.125.........................       19      7,391,772.27      2.00     389,040.65    2.302      418        706        75.66
3.150.........................        2        733,173.41      0.20     366,586.71    5.021      357        652        84.04
3.175.........................       14      6,644,320.55      1.80     474,594.33    2.636      402        699        74.30
3.200.........................       65     23,994,073.03      6.49     369,139.59    3.307      400        697        70.24
3.250.........................       14      4,150,384.47      1.12     296,456.03    3.334      420        704        73.20
3.300.........................       33     11,872,517.56      3.21     359,773.26    2.402      415        700        71.01
3.325.........................       42     15,281,744.10      4.14     363,851.05    4.120      387        720        75.22
3.350.........................        2        511,853.54      0.14     255,926.77    5.961      359        687        78.14
3.375.........................       27      9,034,120.67      2.44     334,597.06    3.047      411        704        75.95
3.450.........................      127     41,505,135.64     11.23     326,812.09    4.473      382        684        76.62
3.500.........................       44     12,888,796.76      3.49     292,927.20    2.655      409        698        76.78
3.525.........................        4      1,189,471.57      0.32     297,367.89    3.379      359        761        79.46
3.550.........................       10      2,905,659.70      0.79     290,565.97    5.808      377        702        70.11
3.575.........................      313    117,718,286.77     31.86     376,096.76    2.810      404        679        76.34
3.600.........................        3        663,904.95      0.18     221,301.65    4.043      359        660        72.41
3.625.........................        1        365,500.00      0.10     365,500.00    3.500      360        740        85.00
3.650.........................        1        598,500.00      0.16     598,500.00    2.875      360        703        83.13
3.700.........................       31     10,607,158.28      2.87     342,166.40    3.527      474        706        75.66
3.775.........................        1        200,205.22      0.05     200,205.22    7.875      354        742        95.00
3.800.........................        3        830,774.22      0.22     276,924.74    6.221      453        726        76.20
3.825.........................       13      3,899,639.77      1.06     299,972.29    3.452      480        688        77.52
3.850.........................        2      1,164,885.25      0.32     582,442.63    5.682      358        720        77.02
3.900.........................        1        135,000.00      0.04     135,000.00    2.500      360        642        71.05
3.950.........................        3      1,009,006.00      0.27     336,335.33    6.096      359        752        85.94

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
3.975.........................        9      2,198,342.38      0.59     244,260.26    3.462      359        698        75.67
4.025.........................        3        774,500.00      0.21     258,166.67    3.118      416        660        84.01
4.075.........................        4      1,007,256.61      0.27     251,814.15    7.012      359        743        90.78
4.100.........................        6      2,197,422.14      0.59     366,237.02    2.980      382        653        75.83
4.175.........................        1        229,000.00      0.06     229,000.00    3.750      360        662        84.81
4.200.........................        2        486,893.87      0.13     243,446.94    7.118      359        699        92.20
4.250.........................        2        844,747.93      0.23     422,373.97    6.377      479        687        84.00
4.325.........................        4      1,055,878.16      0.29     263,969.54    6.970      358        689        87.18
4.450.........................        2        616,250.00      0.17     308,125.00    3.672      360        728        92.09
4.475.........................        1        584,194.03      0.16     584,194.03    4.250      359        674        90.00
4.575.........................        1        145,750.00      0.04     145,750.00    3.750      360        718        89.97
4.600.........................        1        166,000.00      0.04     166,000.00    3.625      360        747        83.84
4.700.........................        5        708,821.00      0.19     141,764.20    7.910      359        679        91.74
4.750.........................        1        399,423.44      0.11     399,423.44    8.875      359        667        88.89
4.825.........................       11      2,742,474.21      0.74     249,315.84    4.481      360        682        90.17
4.950.........................        1        206,714.81      0.06     206,714.81    9.125      359        648        90.00
5.000.........................        2        624,000.00      0.17     312,000.00    4.250      360        645        89.79
5.075.........................        7      1,688,526.34      0.46     241,218.05    4.988      391        635        89.28
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 3 is approximately 3.354%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------------    --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
August 2005...................        1   $    244,773.37      0.07%    244,773.37    7.250      347        722        85.26
September 2005................        2        630,409.32      0.17     315,204.66    7.190      350        692        77.24
December 2005.................        1        384,906.74      0.10     384,906.74    7.500      353        677        79.99
January 2006..................        2        569,085.69      0.15     284,542.85    7.470      354        691        85.28
February 2006.................        5      2,516,971.25      0.68     503,394.25    7.451      355        680        79.03
March 2006....................       63     19,080,393.62      5.16     302,863.39    7.493      357        689        75.52
April 2006....................       86     25,372,579.84      6.87     295,030.00    7.421      359        704        72.63
May 2006......................       24      8,264,489.84      2.24     344,353.74    7.081      382        704        77.08
June 2006.....................      102     36,241,336.51      9.81     355,307.22    7.511      425        702        75.40
July 2006.....................      550    208,801,655.51     56.50     379,639.37    1.988      407        692        75.18
August 2006...................      151     57,128,368.71     15.46     378,333.57    2.384      390        692        76.32
September 2006................       20      6,794,250.00      1.84     339,712.50    2.396      389        686        75.68
October 2006..................       10      3,508,900.00      0.95     350,890.00    2.634      360        673        73.60
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
MAXIMUM NEGATIVE AMORTIZATION   MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------------------   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
110...........................       13   $  4,586,625.85      1.24%    352,817.37    2.109      368        675        75.00
115...........................    1,004    364,951,494.55     98.76     363,497.50    3.456      399        694        75.32
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------------------   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
1.............................      972   $354,839,827.65     96.02%    365,061.55    3.441      399        694        75.25
3.............................       45     14,698,292.75      3.98     326,628.73    3.397      377        691        76.76
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
PREPAYMENT CHARGE PERIOD        MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------------        --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
36............................    1,015   $368,907,711.08     99.83%    363,455.87    3.433      399        694        75.31
60............................        2        630,409.32      0.17     315,204.66    7.190      350        692        77.24
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                               WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
INITIAL PAYMENT RECAST PERIOD   MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING      GROUP 3       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------------------   --------  ---------------  ----------  -----------  --------  ---------  --------  -------------
60............................      417   $145,716,289.87     39.43%    349,439.54    4.131      390        698        75.29
120...........................      600    223,821,830.53     60.57     373,036.38    2.989      404        691        75.33
                                  -----   ---------------    ------
   Total......................    1,017   $369,538,120.40    100.00%
                                  =====   ===============    ======

                                  LOAN GROUP 4

                                  LOAN PROGRAMS

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
TYPE OF                         MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROGRAM                           LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------                         --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
One-Year MTA .................    3,247   $1,562,581,115.27    100.00%    481,238.41    2.935      406        705        74.65
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

                            CURRENT MORTGAGE RATES(1)

                                                                                        WEIGHTED
                                                             PERCENT OF     AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     TERM TO     FICO       ORIGINAL
CURRENT                         MORTGAGE       BALANCE          LOAN      OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 4        ($)       (MONTHS)    SCORE     RATIO (%)
-----------------               --------  -----------------  ----------  ------------  ---------  --------  -------------
1.000 ........................       88   $   53,162,942.00      3.40%     604,124.34     360        722        72.81
1.250 ........................      587      322,807,372.60     20.66      549,927.38     371        714        72.94
1.500 ........................      385      194,536,639.60     12.45      505,289.97     465        712        73.00
1.750 ........................      518      252,073,596.00     16.13      486,628.56     366        698        73.89
2.000 ........................      361      184,814,869.56     11.83      511,952.55     448        701        73.35
2.160 ........................        2          557,991.00      0.04      278,995.50     360        735        90.00
2.175 ........................        1          585,000.00      0.04      585,000.00     360        762        90.00
2.250 ........................      167       76,389,079.43      4.89      457,419.64     377        672        75.26
2.390 ........................        9        3,071,435.00      0.20      341,270.56     360        676        89.93
2.410 ........................        7        1,561,784.00      0.10      223,112.00     360        721        89.92
2.425 ........................        3          767,760.00      0.05      255,920.00     360        759        90.00
2.445 ........................        4        1,361,000.00      0.09      340,250.00     360        731        88.86
2.460 ........................        1          202,000.00      0.01      202,000.00     360        759        82.45
2.470 ........................        1          134,900.00      0.01      134,900.00     360        808        84.37
2.485 ........................        1          103,275.00      0.01      103,275.00     360        683        85.00
2.500 ........................       98       46,438,076.10      2.97      473,857.92     411        686        76.03
2.510 ........................        1           95,000.00      0.01       95,000.00     360        738        89.62
2.520 ........................        3          937,100.00      0.06      312,366.67     360        672        83.87
2.625 ........................        1          382,500.00      0.02      382,500.00     360        650        85.00
2.640 ........................        1          382,941.00      0.02      382,941.00     480        680        90.00
2.660 ........................        4        1,421,500.00      0.09      355,375.00     480        679        89.97
2.680 ........................        1          317,700.00      0.02      317,700.00     480        717        90.00
2.695 ........................        4        1,050,700.00      0.07      262,675.00     480        733        89.43
2.725 ........................        1          345,000.00      0.02      345,000.00     480        749        84.35
2.750 ........................      118       39,093,591.00      2.50      331,301.62     393        705        78.87
2.770 ........................        1          240,500.00      0.02      240,500.00     480        677        89.92
2.875 ........................        1          267,000.00      0.02      267,000.00     360        640        81.16
2.910 ........................        1          328,500.00      0.02      328,500.00     360        677        90.00
2.930 ........................        1          233,100.00      0.01      233,100.00     360        718        90.00
2.970 ........................        3          766,950.00      0.05      255,650.00     360        635        89.19
2.980 ........................        2          516,000.00      0.03      258,000.00     360        759        84.59
3.000 ........................       54       16,216,431.42      1.04      300,304.29     432        707        82.30
3.040 ........................        2          488,500.00      0.03      244,250.00     360        645        89.63
3.140 ........................        1          247,500.00      0.02      247,500.00     360        662        90.00
3.150 ........................        1          350,800.00      0.02      350,800.00     360        685        82.35
3.160 ........................        1          226,000.00      0.01      226,000.00     480        663        86.92
3.190 ........................        6        1,934,500.00      0.12      322,416.67     360        676        89.32
3.220 ........................        2          528,300.00      0.03      264,150.00     480        768        90.00
3.250 ........................       48       15,620,965.00      1.00      325,436.77     382        709        83.31
3.290 ........................        1           93,500.00      0.01       93,500.00     360        806        85.00
3.405 ........................        4        1,026,050.00      0.07      256,512.50     360        771        94.66
3.410 ........................        2          439,575.00      0.03      219,787.50     360        702        95.00
3.430 ........................        1          270,000.00      0.02      270,000.00     360        657        90.00
3.500 ........................       34       12,480,505.00      0.80      367,073.68     454        721        82.19

                                                                                        WEIGHTED
                                                             PERCENT OF     AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     TERM TO     FICO       ORIGINAL
CURRENT                         MORTGAGE       BALANCE          LOAN      OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 4        ($)       (MONTHS)    SCORE     RATIO (%)
-----------------               --------  -----------------  ----------  ------------  ---------  --------  -------------
3.595 ........................        2          588,050.00      0.04      294,025.00     360        767        95.00
3.615 ........................        1          263,625.00      0.02      263,625.00     480        730        95.00
3.620 ........................        1          283,469.54      0.02      283,469.54     479        667        87.38
3.625 ........................        1          487,500.00      0.03      487,500.00     360        661        75.00
3.645 ........................        5        1,295,305.00      0.08      259,061.00     360        691        94.47
3.675 ........................        1          149,055.00      0.01      149,055.00     480        703        95.00
3.705 ........................        1          355,775.00      0.02      355,775.00     480        702        95.00
3.750 ........................        6        1,101,342.00      0.07      183,557.00     360        685        90.82
3.790 ........................        2          412,200.00      0.03      206,100.00     360        638        90.00
3.845 ........................        1          275,500.00      0.02      275,500.00     360        695        95.00
3.895 ........................        1          374,335.00      0.02      374,335.00     480        690        95.00
3.910 ........................        1          277,305.00      0.02      277,305.00     360        650        95.00
3.935 ........................        2          141,400.00      0.01       70,700.00     360        721        88.93
4.000 ........................        3          864,770.19      0.06      288,256.73     389        686        90.14
4.005 ........................        1           77,100.00      0.00       77,100.00     360        690        87.61
4.160 ........................        1          118,750.00      0.01      118,750.00     480        642        95.00
4.180 ........................        1          288,000.00      0.02      288,000.00     360        647        90.00
4.185 ........................        1          303,000.00      0.02      303,000.00     360        688        94.69
4.720 ........................        1          328,225.00      0.02      328,225.00     360        631        95.00
5.000 ........................        3          913,909.97      0.06      304,636.66     423        653        71.21
5.250 ........................        1          571,121.59      0.04      571,121.59     479        662        80.00
5.500 ........................        1        1,500,000.00      0.10    1,500,000.00     360        676        65.22
5.625 ........................        2          587,780.04      0.04      293,890.02     399        694        80.00
5.750 ........................        2          926,618.53      0.06      463,309.27     479        645        69.60
6.000 ........................        2        1,310,000.00      0.08      655,000.00     480        730        77.27
6.125 ........................        2        1,744,000.00      0.11      872,000.00     392        759        80.00
6.250 ........................        7        4,290,792.23      0.27      612,970.32     423        750        72.54
6.375 ........................        3        2,600,828.61      0.17      866,942.87     445        754        76.57
6.500 ........................        9        4,900,551.27      0.31      544,505.70     388        682        71.40
6.520 ........................        1          201,615.14      0.01      201,615.14     359        682        95.00
6.625 ........................        8        5,618,035.59      0.36      702,254.45     479        721        68.95
6.750 ........................       19       11,635,095.51      0.74      612,373.45     420        717        72.17
6.875 ........................       27       15,282,487.35      0.98      566,018.05     437        727        73.34
6.945 ........................        1          574,068.01      0.04      574,068.01     479        744        86.12
7.000 ........................       42       20,753,241.60      1.33      494,124.80     415        721        76.82
7.125 ........................       35       18,520,610.96      1.19      529,160.31     430        703        75.71
7.175 ........................        1          331,142.88      0.02      331,142.88     359        709        90.00
7.210 ........................        1          534,955.35      0.03      534,955.35     479        664        90.00
7.250 ........................       56       27,084,775.64      1.73      483,656.71     419        710        75.37
7.285 ........................        1          231,417.23      0.01      231,417.23     358        754        89.99
7.330 ........................        1          363,425.07      0.02      363,425.07     478        693        95.00
7.375 ........................       56       26,253,346.78      1.68      468,809.76     432        709        75.60
7.410 ........................        1          247,075.28      0.02      247,075.28     359        688        89.67
7.425 ........................        1          243,826.78      0.02      243,826.78     359        703        89.96
7.455 ........................        1          165,931.18      0.01      165,931.18     359        754        95.00
7.470 ........................        1          246,530.86      0.02      246,530.86     358        674        95.00
7.500 ........................      115       47,837,181.60      3.06      415,975.49     410        714        77.37
7.535 ........................        1          342,741.28      0.02      342,741.28     478        697        90.00
7.625 ........................       37       17,522,814.18      1.12      473,589.57     455        703        74.79
7.640 ........................        1          287,259.13      0.02      287,259.13     357        662        90.00
7.705 ........................        1          176,441.04      0.01      176,441.04     359        787        94.58
7.720 ........................        2          752,337.73      0.05      376,168.87     418        702        92.04
7.750 ........................       78       36,158,506.15      2.31      463,570.59     427        705        75.37
7.805 ........................        1          226,672.94      0.01      226,672.94     359        650        85.02
7.845 ........................        1          161,834.05      0.01      161,834.05     479        776        95.00
7.875 ........................       25       10,713,655.75      0.69      428,546.23     389        701        75.88
7.970 ........................        1          299,761.64      0.02      299,761.64     479        627        88.24
8.000 ........................       29       11,010,421.70      0.70      379,669.71     448        705        75.25
8.125 ........................       94       42,298,540.38      2.71      449,984.47     452        696        75.61
8.230 ........................        1          295,730.26      0.02      295,730.26     479        731        87.06
8.250 ........................        4        2,272,500.00      0.15      568,125.00     360        706        76.69
8.380 ........................        2          509,811.99      0.03      254,906.00     478        715        92.35
8.500 ........................        1          515,235.39      0.03      515,235.39     477        774        69.39
8.625 ........................        1          231,627.23      0.01      231,627.23     479        746        80.00

                                                                                        WEIGHTED
                                                             PERCENT OF     AVERAGE     AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL   REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     TERM TO     FICO       ORIGINAL
CURRENT                         MORTGAGE       BALANCE          LOAN      OUTSTANDING   MATURITY   CREDIT   LOAN-TO-VALUE
MORTGAGE RATE (%)                 LOANS      OUTSTANDING       GROUP 4        ($)       (MONTHS)    SCORE     RATIO (%)
-----------------               --------  -----------------  ----------  ------------  ---------  --------  -------------
9.250 ........................        1          481,723.94      0.03      481,723.94     357        673        88.00
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 4 (as so adjusted) is expected to be approximately 2.917% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 4 is expected to be approximately 2.935% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                  WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
RANGE OF                           OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
CURRENT MORTGAGE LOAN           MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PRINCIPAL BALANCES ($)            LOANS      OUTSTANDING       GROUP 4        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------          --------  -----------------  ----------  ------------  --------  ---------  --------  -------------
        0.01 - 50,000.00 .....        6   $      227,879.49      0.01%      37,979.92    3.337      471        722        73.58
  50,000.01  - 100,000.00 ....       43        3,584,934.47      0.23       83,370.57    3.107      387        708        77.54
  100,000.01 - 150,000.00 ....      153       19,550,353.92      1.25      127,780.09    3.555      387        703        73.18
  150,000.01 - 200,000.00 ....      229       40,649,939.90      2.60      177,510.65    3.312      400        702        76.47
  200,000.01 - 250,000.00 ....      298       67,526,535.53      4.32      226,599.11    3.441      402        696        77.15
  250,000.01 - 300,000.00 ....      316       87,025,855.29      5.57      275,398.28    3.390      404        695        77.36
  300,000.01 - 350,000.00 ....      300       97,764,257.61      6.26      325,880.86    3.230      408        699        77.06
  350,000.01 - 400,000.00 ....      290      109,803,715.20      7.03      378,633.50    3.143      405        690        77.38
  400,000.01 - 450,000.00 ....      228       97,850,918.52      6.26      429,170.70    2.585      406        703        76.74
  450,000.01 - 500,000.00 ....      248      118,846,969.31      7.61      479,221.65    2.640      404        704        76.21
  500,000.01 - 550,000.00 ....      192      100,812,065.62      6.45      525,062.84    2.955      408        711        77.05
  550,000.01 - 600,000.00 ....      192      110,783,674.75      7.09      576,998.31    2.838      411        706        76.24
  600,000.01 - 650,000.00 ....      173      109,785,133.89      7.03      634,596.15    2.848      415        707        75.30
  650,000.01 - 700,000.00 ....       67       45,555,728.19      2.92      679,936.24    2.936      404        708        72.93
  700,000.01 - 750,000.00 ....       66       47,826,390.94      3.06      724,642.29    2.793      404        719        74.32
  750,000.01 - 1,000,000.00 ..      254      225,069,590.98     14.40      886,100.75    2.802      407        704        72.42
1,000,000.01 - 1,500,000.00 ..      145      187,690,296.36     12.01    1,294,415.84    2.942      407        719        70.26
1,500,000.01 - 2,000,000.00 ..       37       66,109,064.30      4.23    1,786,731.47    2.883      404        716        71.31
Greater than 2,000,000.00 ....       10       26,117,811.00      1.67    2,611,781.10    1.895      382        701        65.88
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 4 is approximately $481,238.

                              FICO CREDIT SCORES(1)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF                        MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FICO CREDIT SCORES                LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------              --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
601-620 ......................       15   $    5,364,153.82      0.34%    357,610.25    2.855      407        613        66.99
621-640 ......................      237       99,943,357.51      6.40     421,701.93    2.889      404        631        73.13
641-660 ......................      406      169,707,356.84     10.86     417,998.42    2.983      390        651        74.55
661-680 ......................      546      253,787,964.25     16.24     464,813.12    2.876      407        670        75.56
681-700 ......................      523      256,347,536.08     16.41     490,148.25    2.893      407        691        75.52
701-720 ......................      399      207,794,619.37     13.30     520,788.52    3.018      415        710        75.02
721-740 ......................      366      192,500,379.80     12.32     525,957.32    3.060      413        730        74.45
741-760 ......................      309      145,031,559.17      9.28     469,357.80    2.817      407        751        75.13
761-780 ......................      242      129,669,666.32      8.30     535,825.07    2.997      405        770        74.06
781-800 ......................      148       75,362,001.54      4.82     509,202.71    2.806      397        789        72.00
801-820 ......................       48       24,338,224.57      1.56     507,046.35    3.118      396        806        71.58
821-840 ......................        1          205,000.00      0.01     205,000.00    1.500      480        826        45.56
Not Available ................        7        2,529,296.00      0.16     361,328.00    1.259      369        N/A        77.70
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 4 is approximately 705.

                             DOCUMENTATION PROGRAMS

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
DOCUMENTATION                   MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROGRAM                           LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
CLUES Plus ...................        2   $      715,600.00      0.05%    357,800.00    1.536      453        686        79.87
Full/Alternative .............      312      116,252,111.24      7.44     372,602.92    3.256      398        700        75.65
No Income/No Asset ...........        1          187,500.00      0.01     187,500.00    1.750      360        706        75.00
Reduced ......................    2,576    1,310,665,575.16     83.88     508,798.75    2.892      407        705        74.68
Stated Income/Stated Asset ...      356      134,760,328.87      8.62     378,540.25    3.086      400        711        73.46
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
RANGE OF ORIGINAL               MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN-TO-VALUE RATIOS (%)          LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------------------        --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
50.00 or Less ................       77   $   40,114,988.98      2.57%    520,973.88    2.134      403        705        42.15
50.01 to 55.00 ...............       52       26,121,637.71      1.67     502,339.19    1.616      404        722        52.96
55.01 to 60.00 ...............       79       47,830,828.27      3.06     605,453.52    2.471      401        707        58.04
60.01 to 65.00 ...............      100       65,358,456.13      4.18     653,584.56    2.584      398        700        63.11
65.01 to 70.00 ...............      503      261,424,547.26     16.73     519,730.71    2.945      407        709        69.13
70.01 to 75.00 ...............      445      279,382,546.57     17.88     627,825.95    3.016      409        705        74.23
75.01 to 80.00 ...............    1,724      765,963,699.35     49.02     444,294.49    2.906      407        705        79.56
80.01 to 85.00 ...............       26        6,717,429.26      0.43     258,362.66    3.882      376        704        84.25
85.01 to 90.00 ...............      162       47,867,994.83      3.06     295,481.45    4.160      397        695        89.56
90.01 to 95.00 ...............       79       21,798,986.91      1.40     275,936.54    4.934      399        712        94.83
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 4 is approximately 74.65%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 4 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
STATE                             LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----                           --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
Alabama ......................        6   $    1,777,325.08      0.11%    296,220.85    4.297      409        709        80.16
Arizona ......................      132       39,827,343.51      2.55     301,722.30    3.168      408        701        77.10
California ...................    1,750      995,390,501.84     63.70     568,794.57    2.905      412        705        74.32
Colorado .....................       41       15,836,874.98      1.01     386,265.24    2.755      395        704        74.86
Connecticut ..................       11        9,866,905.08      0.63     896,991.37    3.246      368        740        63.45
District of Columbia .........        3        1,849,650.00      0.12     616,550.00    4.733      360        680        71.96
Florida ......................      466      167,836,996.90     10.74     360,165.23    3.144      399        708        75.93
Georgia ......................       18        7,020,744.38      0.45     390,041.35    3.402      385        684        73.95
Hawaii .......................       55       34,272,727.55      2.19     623,140.50    2.652      410        733        73.74
Idaho ........................       23        5,920,337.48      0.38     257,405.98    3.631      414        692        76.48
Illinois .....................       69       26,088,486.20      1.67     378,094.00    2.468      373        696        75.08
Indiana ......................        5        1,970,400.00      0.13     394,080.00    1.888      462        704        73.69
Kansas .......................        1           87,599.42      0.01      87,599.42    3.000      359        641        75.00
Kentucky .....................        4        1,293,068.01      0.08     323,267.00    4.209      413        742        82.34
Louisiana ....................        5          810,896.09      0.05     162,179.22    6.450      444        735        87.42
Maryland .....................       30       14,071,767.63      0.90     469,058.92    2.546      389        701        74.78
Massachusetts ................       55       20,883,622.62      1.34     379,702.23    2.836      383        692        76.59
Michigan .....................       13        3,865,247.10      0.25     297,326.70    2.109      364        718        70.17
Minnesota ....................        9        3,990,369.40      0.26     443,374.38    3.085      432        677        78.63
Mississippi ..................        1          161,500.00      0.01     161,500.00    2.000      480        643        79.56
Missouri .....................        7        1,781,850.00      0.11     254,550.00    1.915      360        699        79.19
Montana ......................        2          354,900.00      0.02     177,450.00    5.118      360        729        71.22
Nevada .......................      159       56,024,077.79      3.59     352,352.69    2.790      386        712        78.27
New Hampshire ................        1          182,400.00      0.01     182,400.00    2.500      360        714        80.00
New Jersey ...................       62       23,814,182.58      1.52     384,099.72    2.385      392        697        74.32
New Mexico ...................        4          867,617.90      0.06     216,904.48    4.653      385        691        80.00
New York .....................       42       19,580,147.50      1.25     466,193.99    3.004      371        686        70.50
North Carolina ...............       28       13,791,669.39      0.88     492,559.62    3.355      390        705        71.51
Ohio .........................        7        1,456,232.04      0.09     208,033.15    2.967      372        706        82.38
Oklahoma .....................        1          399,611.63      0.03     399,611.63    8.125      479        638        94.11
Oregon .......................       27        9,355,709.51      0.60     346,507.76    3.049      393        712        78.77
Pennsylvania .................        7        3,928,789.57      0.25     561,255.65    2.513      413        665        73.26
Rhode Island .................        2          445,500.00      0.03     222,750.00    1.562      410        741        75.51
South Carolina ...............        6        5,389,120.00      0.34     898,186.67    1.447      397        737        67.42
Tennessee ....................        6        1,222,013.00      0.08     203,668.83    2.286      360        692        78.85
Texas ........................       32        6,604,763.93      0.42     206,398.87    3.566      386        681        77.67
Utah .........................       16        6,481,516.45      0.41     405,094.78    2.888      407        727        75.65
Virginia .....................       47       20,885,643.04      1.34     444,375.38    3.621      408        701        76.52
Washington ...................       85       34,213,455.31      2.19     402,511.24    2.951      390        707        73.17
West Virginia ................        2          616,572.93      0.04     308,286.47    7.275      430        727        58.80
Wisconsin ....................        5        2,055,879.43      0.13     411,175.89    3.656      360        690        62.95
Wyoming ......................        2          307,100.00      0.02     153,550.00    3.648      438        736        38.57
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, no more than approximately 0.663% of the Mortgage Loans in Loan Group 4 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
LOAN PURPOSE                      LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
------------                    --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
Refinance (cash-out) .........    1,237   $  615,893,614.38     39.42%    497,892.98    3.010      409        701        71.53
Purchase .....................    1,426      660,767,968.92     42.29     463,371.65    2.924      402        712        77.42
Refinance (rate/term) ........      584      285,919,531.97     18.30     489,588.24    2.798      410        701        74.99
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PROPERTY TYPE                     LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------                   --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
2-4 Family Residence .........      235   $  110,980,901.92      7.10%    472,259.16    2.868      401        701        74.34
Condominium Hotel ............        2          484,000.00      0.03     242,000.00    2.128      360        747        71.89
High-rise Condominium ........       69       37,714,448.92      2.41     546,586.22    3.313      403        711        75.57
Low-rise Condominium .........      416      138,366,393.04      8.85     332,611.52    3.047      403        711        77.24
Planned Unit Development .....      773      381,368,046.36     24.41     493,360.99    2.913      406        710        75.86
Single Family Residence ......    1,752      893,667,325.03     57.19     510,084.09    2.919      407        703        73.74
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------                  --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
Investment Property ..........      563   $  190,595,275.98     12.20%    338,535.13    3.481      405        713        71.83
Primary Residence ............    2,399    1,254,142,273.68     80.26     522,777.10    2.890      407        703        74.89
Secondary Residence ..........      285      117,843,565.61      7.54     413,486.20    2.532      399        716        76.68
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                             PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT    FICO       ORIGINAL
REMAINING TERM TO               MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE   CREDIT   LOAN-TO-VALUE
MATURITY (MONTHS)                 LOANS      OUTSTANDING       GROUP 4        ($)      RATE (%)    SCORE     RATIO (%)
-----------------               --------  -----------------  ----------  ------------  --------  --------  -------------
480 ..........................      886   $  436,923,272.30     27.96%     493,141.39    2.133      705        74.52
479 ..........................      272      134,166,136.16      8.59      493,257.85    7.455      714        74.85
478 ..........................       53       28,271,616.85      1.81      533,426.73    7.419      712        76.81
477 ..........................        3        1,124,022.95      0.07      374,674.32    7.803      723        71.76
476 ..........................        1          430,966.74      0.03      430,966.74    7.125      729        80.00
475 ..........................        1          228,483.77      0.01      228,483.77    7.625      655        80.00
360 ..........................    1,812      869,460,866.68     55.64      479,834.92    2.012      704        74.32
359 ..........................      117       56,436,675.53      3.61      482,364.75    7.379      707        76.90
358 ..........................       57       18,166,908.65      1.16      318,717.70    7.468      714        80.52
357 ..........................       19        7,153,256.97      0.46      376,487.21    7.381      695        77.56
356 ..........................        9        3,381,018.83      0.22      375,668.76    7.262      706        79.82
355 ..........................        3        2,479,301.56      0.16      826,433.85    7.647      702        74.44
354 ..........................        1          234,453.99      0.02      234,453.99    7.625      682        80.00
353 ..........................        5        1,492,744.27      0.10      298,548.85    7.610      746        68.34
352 ..........................        5          844,833.60      0.05      168,966.72    7.896      726        71.18
351 ..........................        1        1,217,882.37      0.08    1,217,882.37    7.000      807        73.17
348 ..........................        2          568,674.05      0.04      284,337.03    7.309      698        77.45
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 4 is approximately 406 months.

                                GROSS MARGINS(1)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
0.900 ........................        4   $    1,793,109.97      0.11%    448,277.49    3.161      392        699        75.52
1.150 ........................        1          571,121.59      0.04     571,121.59    5.250      479        662        80.00
1.300 ........................        1          751,200.00      0.05     751,200.00    2.000      360        752        80.00
1.400 ........................        3        2,019,900.00      0.13     673,300.00    4.505      374        676        67.40
1.475 ........................        1          396,000.00      0.03     396,000.00    5.625      360        701        80.00
1.525 ........................        2          611,780.04      0.04     305,890.02    2.793      480        748        69.44
1.550 ........................        3        1,605,618.53      0.10     535,206.18    2.962      408        642        68.41
1.650 ........................        3        1,551,900.00      0.10     517,300.00    2.311      382        696        64.59
1.775 ........................        2        1,324,000.00      0.08     662,000.00    1.392      428        736        57.12
1.800 ........................        4        2,965,900.00      0.19     741,475.00    3.454      430        729        75.80
1.900 ........................        4        2,112,000.00      0.14     528,000.00    1.666      360        716        73.16
1.925 ........................        3        2,344,960.00      0.15     781,653.33    1.878      463        701        73.13
1.950 ........................        1          400,000.00      0.03     400,000.00    1.500      480        661        65.57
2.025 ........................        2        1,744,000.00      0.11     872,000.00    6.125      392        759        80.00
2.075 ........................        5        2,587,928.27      0.17     517,585.65    2.676      431        706        72.93
2.150 ........................       14        9,306,211.08      0.60     664,729.36    3.122      416        745        69.12
2.200 ........................       14        9,614,139.82      0.62     686,724.27    2.648      407        742        71.69
2.250 ........................        1          536,000.00      0.03     536,000.00    1.250      360        761        80.00
2.275 ........................       16       12,127,680.79      0.78     757,980.05    1.481      412        751        69.07
2.300 ........................        4        1,028,100.00      0.07     257,025.00    3.064      422        700        65.12
2.325 ........................       10        7,050,686.00      0.45     705,068.60    1.669      378        717        68.81
2.350 ........................        3        2,377,189.11      0.15     792,396.37    4.178      389        698        71.18
2.375 ........................        1          198,138.02      0.01     198,138.02    6.500      479        781        80.00
2.400 ........................       48       25,439,071.54      1.63     529,980.66    1.959      387        716        72.75
2.450 ........................       28       16,174,019.21      1.04     577,643.54    2.450      427        718        72.59
2.500 ........................        8        4,068,100.00      0.26     508,512.50    1.357      383        705        68.46

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
2.525 ........................       25       16,494,838.48      1.06     659,793.54    2.074      408        731        68.57
2.550 ........................        1          840,000.00      0.05     840,000.00    2.000      360        736        80.00
2.575 ........................        9        4,043,050.00      0.26     449,227.78    2.185      376        703        65.90
2.600 ........................       22       11,721,105.02      0.75     532,777.50    2.685      404        697        73.22
2.625 ........................        1          391,862.00      0.03     391,862.00    1.250      360        702        80.00
2.650 ........................       74       44,304,717.39      2.84     598,712.40    2.648      406        726        72.52
2.675 ........................        8        3,689,586.00      0.24     461,198.25    1.483      381        726        77.90
2.700 ........................        3        1,463,488.64      0.09     487,829.55    3.606      359        739        79.76
2.725 ........................       30       16,223,845.95      1.04     540,794.87    2.741      412        709        67.20
2.750 ........................        1          408,976.00      0.03     408,976.00    1.500      480        758        80.00
2.775 ........................       74       48,672,287.36      3.11     657,733.61    2.659      404        722        73.70
2.800 ........................       16        8,541,749.52      0.55     533,859.35    2.765      404        707        74.46
2.850 ........................       43       26,900,076.64      1.72     625,583.18    2.920      406        707        74.50
2.875 ........................       16        6,643,303.82      0.43     415,206.49    2.221      409        712        75.41
2.900 ........................      113       61,543,438.62      3.94     544,632.20    2.744      394        718        75.02
2.950 ........................       15        8,724,360.36      0.56     581,624.02    2.938      381        719        74.21
2.975 ........................       51       30,895,741.75      1.98     605,798.86    2.428      409        707        74.57
3.000 ........................        2        1,019,120.00      0.07     509,560.00    1.250      360        715        80.00
3.025 ........................       84       41,994,838.00      2.69     499,938.55    2.698      414        710        75.26
3.050 ........................       12        4,588,256.65      0.29     382,354.72    3.938      375        722        75.65
3.075 ........................        5        2,810,816.02      0.18     562,163.20    4.350      374        722        65.73
3.100 ........................       90       44,796,710.52      2.87     497,741.23    2.706      394        722        72.25
3.125 ........................        3          618,567.28      0.04     206,189.09    5.117      359        689        79.99
3.150 ........................      116       56,866,101.00      3.64     490,225.01    2.981      408        709        74.22
3.175 ........................       15        6,098,830.44      0.39     406,588.70    2.955      413        718        74.06
3.200 ........................       12        6,207,988.76      0.40     517,332.40    3.388      403        736        70.17
3.225 ........................       69       37,270,431.09      2.39     540,151.18    2.489      406        710        74.22
3.250 ........................       22        9,996,720.44      0.64     454,396.38    2.226      390        699        75.05
3.275 ........................      135       61,697,927.05      3.95     457,021.68    3.214      414        703        75.88
3.300 ........................       18        7,536,148.38      0.48     418,674.91    1.902      405        704        75.81
3.325 ........................        4          911,890.90      0.06     227,972.73    6.016      403        692        87.03
3.350 ........................       84       42,518,208.00      2.72     506,169.14    2.186      411        702        73.43
3.400 ........................      448      201,281,235.73     12.88     449,288.47    3.009      402        701        74.62
3.425 ........................        3        1,496,437.58      0.10     498,812.53    2.424      369        690        78.72
3.440 ........................        1          372,000.00      0.02     372,000.00    2.000      360        696        80.00
3.450 ........................        3        1,160,250.44      0.07     386,750.15    3.074      422        745        73.20
3.475 ........................        1          200,000.00      0.01     200,000.00    2.000      480        789        61.54
3.500 ........................       12        6,501,009.91      0.42     541,750.83    3.225      439        686        68.95
3.525 ........................      116       48,881,108.99      3.13     421,388.87    3.449      428        706        76.64
3.550 ........................        4        3,587,151.13      0.23     896,787.78    4.719      358        684        78.09
3.575 ........................        3          660,579.32      0.04     220,193.11    5.267      359        686        86.34
3.600 ........................      113       48,491,297.14      3.10     429,126.52    3.781      381        699        75.28
3.625 ........................        2          765,565.23      0.05     382,782.62    3.965      401        750        76.22
3.650 ........................      158       80,492,971.11      5.15     509,449.18    3.033      431        696        74.56
3.675 ........................        3        1,403,942.88      0.09     467,980.96    3.682      401        689        82.36
3.700 ........................        1          152,250.00      0.01     152,250.00    3.000      360        667        81.85
3.725 ........................      122       51,331,125.64      3.29     420,746.93    2.962      392        695        76.09
3.750 ........................        4        1,730,634.52      0.11     432,658.63    3.584      359        673        81.65
3.775 ........................        6        1,797,019.59      0.12     299,503.27    4.134      409        717        90.81
3.800 ........................      149       74,824,271.90      4.79     502,176.32    2.347      381        715        73.41
3.825 ........................        1          351,000.00      0.02     351,000.00    3.000      480        680        90.00
3.850 ........................       24        9,658,518.74      0.62     402,438.28    4.680      478        720        75.94
3.875 ........................       61       31,520,955.12      2.02     516,736.97    2.769      401        681        73.08
3.900 ........................        7        2,967,360.66      0.19     423,908.67    4.758      461        724        78.80
3.950 ........................       70       34,450,905.23      2.20     492,155.79    2.911      417        678        76.41
3.975 ........................       25        9,907,824.43      0.63     396,312.98    5.030      466        710        80.03
4.000 ........................      427      181,668,917.99     11.63     425,454.14    3.267      414        690        75.79
4.025 ........................        4          856,994.01      0.05     214,248.50    6.295      381        735        91.30
4.050 ........................       33       14,516,712.00      0.93     439,900.36    2.681      396        690        76.62
4.100 ........................        3          843,250.00      0.05     281,083.33    3.786      360        748        91.52
4.150 ........................        5        1,431,350.28      0.09     286,270.06    4.295      385        707        87.94
4.175 ........................        1          345,000.00      0.02     345,000.00    3.125      360        707        89.61
4.200 ........................        2          588,500.00      0.04     294,250.00    3.024      434        690        86.19
4.225 ........................        3        1,148,267.00      0.07     382,755.67    3.674      360        699        90.99

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------                --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
4.250 ........................        1          226,672.94      0.01     226,672.94    8.375      359        650        85.02
4.275 ........................        7        2,067,372.46      0.13     295,338.92    4.759      408        724        90.62
4.350 ........................        4        1,155,565.00      0.07     288,891.25    4.187      360        692        92.53
4.400 ........................        7        2,752,821.93      0.18     393,260.28    6.041      416        682        90.18
4.475 ........................        5        1,840,500.00      0.12     368,100.00    3.598      360        707        88.24
4.525 ........................        4          669,603.09      0.04     167,400.77    6.302      388        737        93.64
4.550 ........................        1          229,500.00      0.01     229,500.00    4.000      360        677        87.93
4.575 ........................        1          215,000.00      0.01     215,000.00    3.750      360        707        89.58
4.600 ........................        2          682,130.86      0.04     341,065.43    5.238      359        666        91.81
4.625 ........................        1          247,500.00      0.02     247,500.00    4.000      360        662        90.00
4.650 ........................       10        2,686,185.26      0.17     268,618.53    4.587      402        698        90.41
4.725 ........................        4        1,140,650.00      0.07     285,162.50    3.389      360        707        89.79
4.750 ........................        2          386,450.00      0.02     193,225.00    3.597      360        706        86.04
4.775 ........................        1          149,055.00      0.01     149,055.00    4.625      480        703        95.00
4.800 ........................        1          301,500.00      0.02     301,500.00    4.250      360        628        90.00
4.850 ........................        1           77,100.00      0.00      77,100.00    4.875      360        690        87.61
4.875 ........................        2          592,174.00      0.04     296,087.00    3.109      360        694        90.00
4.900 ........................        3          888,500.00      0.06     296,166.67    4.137      360        654        88.86
4.925 ........................        1          328,225.00      0.02     328,225.00    5.500      360        631        95.00
4.950 ........................        1          325,850.00      0.02     325,850.00    4.625      360        688        95.00
5.000 ........................        1           92,700.00      0.01      92,700.00    3.250      360        702        90.00
5.050 ........................        2          707,723.94      0.05     353,861.97    7.653      396        670        87.66
5.125 ........................        5          783,261.99      0.05     156,652.40    7.638      437        717        92.18
5.150 ........................        3          786,861.64      0.05     262,287.21    6.351      405        631        88.55
5.225 ........................        1          240,500.00      0.02     240,500.00    3.750      480        677        89.92
5.300 ........................        2          489,569.54      0.03     244,784.77    4.566      429        658        88.48
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 4 is approximately 3.336%.

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
9.500 ........................        1   $      537,860.50      0.03%    537,860.50    7.250      359        659        70.00
9.950 ........................    3,219    1,552,709,231.60     99.37     482,357.64    2.927      406        705        74.61
9.995 ........................        1          278,991.74      0.02     278,991.74    7.750      358        697        80.00
10.700 .......................        1          255,000.00      0.02     255,000.00    3.500      360        783        85.00
10.825 .......................        3        1,056,384.16      0.07     352,128.05    6.408      398        684        88.19
10.950 .......................        7        2,136,856.62      0.14     305,265.23    5.329      396        706        87.53
11.075 .......................        2          477,100.00      0.03     238,550.00    4.456      360        776        93.07
11.200 .......................        6        2,585,029.57      0.17     430,838.26    2.516      370        710        77.47
11.450 .......................        2          447,950.00      0.03     223,975.00    4.250      360        649        89.59
11.700 .......................        3        1,305,911.08      0.08     435,303.69    2.719      360        716        66.91
11.950 .......................        1          350,800.00      0.02     350,800.00    3.750      360        685        82.35
12.200 .......................        1          440,000.00      0.03     440,000.00    2.250      360        653        78.57
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 4 is approximately 9.957%.

                            MINIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
0.900 ........................        4   $    1,793,109.97      0.11%    448,277.49    3.161      392        699        75.52
1.150 ........................        1          571,121.59      0.04     571,121.59    5.250      479        662        80.00
1.300 ........................        1          751,200.00      0.05     751,200.00    2.000      360        752        80.00
1.400 ........................        3        2,019,900.00      0.13     673,300.00    4.505      374        676        67.40
1.475 ........................        1          396,000.00      0.03     396,000.00    5.625      360        701        80.00
1.525 ........................        2          611,780.04      0.04     305,890.02    2.793      480        748        69.44
1.550 ........................        3        1,605,618.53      0.10     535,206.18    2.962      408        642        68.41
1.650 ........................        3        1,551,900.00      0.10     517,300.00    2.311      382        696        64.59
1.775 ........................        2        1,324,000.00      0.08     662,000.00    1.392      428        736        57.12
1.800 ........................        4        2,965,900.00      0.19     741,475.00    3.454      430        729        75.80
1.900 ........................        4        2,112,000.00      0.14     528,000.00    1.666      360        716        73.16
1.925 ........................        3        2,344,960.00      0.15     781,653.33    1.878      463        701        73.13
1.950 ........................        1          400,000.00      0.03     400,000.00    1.500      480        661        65.57
2.025 ........................        2        1,744,000.00      0.11     872,000.00    6.125      392        759        80.00
2.075 ........................        5        2,587,928.27      0.17     517,585.65    2.676      431        706        72.93
2.150 ........................       14        9,306,211.08      0.60     664,729.36    3.122      416        745        69.12
2.200 ........................       14        9,614,139.82      0.62     686,724.27    2.648      407        742        71.69
2.250 ........................        1          536,000.00      0.03     536,000.00    1.250      360        761        80.00
2.275 ........................       16       12,127,680.79      0.78     757,980.05    1.481      412        751        69.07
2.300 ........................        4        1,028,100.00      0.07     257,025.00    3.064      422        700        65.12
2.325 ........................       10        7,050,686.00      0.45     705,068.60    1.669      378        717        68.81
2.350 ........................        3        2,377,189.11      0.15     792,396.37    4.178      389        698        71.18
2.375 ........................        1          198,138.02      0.01     198,138.02    6.500      479        781        80.00
2.400 ........................       48       25,439,071.54      1.63     529,980.66    1.959      387        716        72.75
2.450 ........................       28       16,174,019.21      1.04     577,643.54    2.450      427        718        72.59
2.500 ........................        8        4,068,100.00      0.26     508,512.50    1.357      383        705        68.46
2.525 ........................       25       16,494,838.48      1.06     659,793.54    2.074      408        731        68.57
2.550 ........................        1          840,000.00      0.05     840,000.00    2.000      360        736        80.00
2.575 ........................        9        4,043,050.00      0.26     449,227.78    2.185      376        703        65.90
2.600 ........................       22       11,721,105.02      0.75     532,777.50    2.685      404        697        73.22
2.625 ........................        1          391,862.00      0.03     391,862.00    1.250      360        702        80.00
2.650 ........................       74       44,304,717.39      2.84     598,712.40    2.648      406        726        72.52
2.675 ........................        8        3,689,586.00      0.24     461,198.25    1.483      381        726        77.90
2.700 ........................        3        1,463,488.64      0.09     487,829.55    3.606      359        739        79.76
2.725 ........................       30       16,223,845.95      1.04     540,794.87    2.741      412        709        67.20
2.750 ........................        1          408,976.00      0.03     408,976.00    1.500      480        758        80.00
2.775 ........................       74       48,672,287.36      3.11     657,733.61    2.659      404        722        73.70
2.800 ........................       16        8,541,749.52      0.55     533,859.35    2.765      404        707        74.46
2.850 ........................       43       26,900,076.64      1.72     625,583.18    2.920      406        707        74.50
2.875 ........................       16        6,643,303.82      0.43     415,206.49    2.221      409        712        75.41
2.900 ........................      113       61,543,438.62      3.94     544,632.20    2.744      394        718        75.02
2.950 ........................       15        8,724,360.36      0.56     581,624.02    2.938      381        719        74.21
2.975 ........................       51       30,895,741.75      1.98     605,798.86    2.428      409        707        74.57
3.000 ........................        2        1,019,120.00      0.07     509,560.00    1.250      360        715        80.00
3.025 ........................       84       41,994,838.00      2.69     499,938.55    2.698      414        710        75.26
3.050 ........................       12        4,588,256.65      0.29     382,354.72    3.938      375        722        75.65
3.075 ........................        5        2,810,816.02      0.18     562,163.20    4.350      374        722        65.73
3.100 ........................       90       44,796,710.52      2.87     497,741.23    2.706      394        722        72.25
3.125 ........................        3          618,567.28      0.04     206,189.09    5.117      359        689        79.99
3.150 ........................      116       56,866,101.00      3.64     490,225.01    2.981      408        709        74.22
3.175 ........................       15        6,098,830.44      0.39     406,588.70    2.955      413        718        74.06
3.200 ........................       12        6,207,988.76      0.40     517,332.40    3.388      403        736        70.17
3.225 ........................       69       37,270,431.09      2.39     540,151.18    2.489      406        710        74.22
3.250 ........................       22        9,996,720.44      0.64     454,396.38    2.226      390        699        75.05
3.275 ........................      135       61,697,927.05      3.95     457,021.68    3.214      414        703        75.88
3.300 ........................       18        7,536,148.38      0.48     418,674.91    1.902      405        704        75.81
3.325 ........................        4          911,890.90      0.06     227,972.73    6.016      403        692        87.03
3.350 ........................       84       42,518,208.00      2.72     506,169.14    2.186      411        702        73.43
3.400 ........................      448      201,281,235.73     12.88     449,288.47    3.009      402        701        74.62
3.425 ........................        3        1,496,437.58      0.10     498,812.53    2.424      369        690        78.72
3.440 ........................        1          372,000.00      0.02     372,000.00    2.000      360        696        80.00

                                                                                                 WEIGHTED
                                                             PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN     BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS      OUTSTANDING       GROUP 4       ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-------------------------       --------  -----------------  ----------  -----------  --------  ---------  --------  -------------
3.450 ........................        3        1,160,250.44      0.07     386,750.15    3.074      422        745        73.20
3.475 ........................        1          200,000.00      0.01     200,000.00    2.000      480        789        61.54
3.500 ........................       12        6,501,009.91      0.42     541,750.83    3.225      439        686        68.95
3.525 ........................      116       48,881,108.99      3.13     421,388.87    3.449      428        706        76.64
3.550 ........................        4        3,587,151.13      0.23     896,787.78    4.719      358        684        78.09
3.575 ........................        3          660,579.32      0.04     220,193.11    5.267      359        686        86.34
3.600 ........................      113       48,491,297.14      3.10     429,126.52    3.781      381        699        75.28
3.625 ........................        2          765,565.23      0.05     382,782.62    3.965      401        750        76.22
3.650 ........................      158       80,492,971.11      5.15     509,449.18    3.033      431        696        74.56
3.675 ........................        3        1,403,942.88      0.09     467,980.96    3.682      401        689        82.36
3.700 ........................        1          152,250.00      0.01     152,250.00    3.000      360        667        81.85
3.725 ........................      122       51,331,125.64      3.29     420,746.93    2.962      392        695        76.09
3.750 ........................        4        1,730,634.52      0.11     432,658.63    3.584      359        673        81.65
3.775 ........................        6        1,797,019.59      0.12     299,503.27    4.134      409        717        90.81
3.800 ........................      149       74,824,271.90      4.79     502,176.32    2.347      381        715        73.41
3.825 ........................        1          351,000.00      0.02     351,000.00    3.000      480        680        90.00
3.850 ........................       24        9,658,518.74      0.62     402,438.28    4.680      478        720        75.94
3.875 ........................       61       31,520,955.12      2.02     516,736.97    2.769      401        681        73.08
3.900 ........................        7        2,967,360.66      0.19     423,908.67    4.758      461        724        78.80
3.950 ........................       70       34,450,905.23      2.20     492,155.79    2.911      417        678        76.41
3.975 ........................       25        9,907,824.43      0.63     396,312.98    5.030      466        710        80.03
4.000 ........................      427      181,668,917.99     11.63     425,454.14    3.267      414        690        75.79
4.025 ........................        4          856,994.01      0.05     214,248.50    6.295      381        735        91.30
4.050 ........................       33       14,516,712.00      0.93     439,900.36    2.681      396        690        76.62
4.100 ........................        3          843,250.00      0.05     281,083.33    3.786      360        748        91.52
4.150 ........................        5        1,431,350.28      0.09     286,270.06    4.295      385        707        87.94
4.175 ........................        1          345,000.00      0.02     345,000.00    3.125      360        707        89.61
4.200 ........................        2          588,500.00      0.04     294,250.00    3.024      434        690        86.19
4.225 ........................        3        1,148,267.00      0.07     382,755.67    3.674      360        699        90.99
4.250 ........................        1          226,672.94      0.01     226,672.94    8.375      359        650        85.02
4.275 ........................        7        2,067,372.46      0.13     295,338.92    4.759      408        724        90.62
4.350 ........................        4        1,155,565.00      0.07     288,891.25    4.187      360        692        92.53
4.400 ........................        7        2,752,821.93      0.18     393,260.28    6.041      416        682        90.18
4.475 ........................        5        1,840,500.00      0.12     368,100.00    3.598      360        707        88.24
4.525 ........................        4          669,603.09      0.04     167,400.77    6.302      388        737        93.64
4.550 ........................        1          229,500.00      0.01     229,500.00    4.000      360        677        87.93
4.575 ........................        1          215,000.00      0.01     215,000.00    3.750      360        707        89.58
4.600 ........................        2          682,130.86      0.04     341,065.43    5.238      359        666        91.81
4.625 ........................        1          247,500.00      0.02     247,500.00    4.000      360        662        90.00
4.650 ........................       10        2,686,185.26      0.17     268,618.53    4.587      402        698        90.41
4.725 ........................        4        1,140,650.00      0.07     285,162.50    3.389      360        707        89.79
4.750 ........................        2          386,450.00      0.02     193,225.00    3.597      360        706        86.04
4.775 ........................        1          149,055.00      0.01     149,055.00    4.625      480        703        95.00
4.800 ........................        1          301,500.00      0.02     301,500.00    4.250      360        628        90.00
4.850 ........................        1           77,100.00      0.00      77,100.00    4.875      360        690        87.61
4.875 ........................        2          592,174.00      0.04     296,087.00    3.109      360        694        90.00
4.900 ........................        3          888,500.00      0.06     296,166.67    4.137      360        654        88.86
4.925 ........................        1          328,225.00      0.02     328,225.00    5.500      360        631        95.00
4.950 ........................        1          325,850.00      0.02     325,850.00    4.625      360        688        95.00
5.000 ........................        1           92,700.00      0.01      92,700.00    3.250      360        702        90.00
5.050 ........................        2          707,723.94      0.05     353,861.97    7.653      396        670        87.66
5.125 ........................        5          783,261.99      0.05     156,652.40    7.638      437        717        92.18
5.150 ........................        3          786,861.64      0.05     262,287.21    6.351      405        631        88.55
5.225 ........................        1          240,500.00      0.02     240,500.00    3.750      480        677        89.92
5.300 ........................        2          489,569.54      0.03     244,784.77    4.566      429        658        88.48
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 4 is approximately 3.336%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                  WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS      OUTSTANDING       GROUP 4        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------------    --------  -----------------  ----------  ------------  --------  ---------  --------  -------------
July 2005 ....................        2   $      568,674.05      0.04%     284,337.03    7.309      348       698         77.45
October 2005 .................        1        1,217,882.37      0.08    1,217,882.37    7.000      351       807         73.17
November 2005 ................        1          217,899.59      0.01      217,899.59    7.875      352       724         90.00
December 2005 ................        2          988,145.44      0.06      494,072.72    7.411      353       752         68.93
January 2006 .................        5          861,388.00      0.06      172,277.60    7.828      353       715         68.82
February 2006 ................        4          945,493.70      0.06      236,373.43    7.767      354       738         65.81
March 2006 ...................        9        3,462,951.05      0.22      384,772.34    7.183      371       713         78.82
April 2006 ...................       25       10,544,170.38      0.67      421,766.82    7.489      372       697         76.82
May 2006 .....................      110       46,269,775.07      2.96      420,634.32    7.502      430       712         78.33
June 2006 ....................      384      189,237,690.01     12.11      492,806.48    7.463      444       712         75.45
July 2006 ....................    1,835      884,293,045.95     56.59      481,903.57    1.854      401       704         74.71
August 2006 ..................      685      321,457,061.05     20.57      469,280.38    2.518      403       701         74.10
September 2006 ...............      130       68,667,153.61      4.39      528,208.87    2.332      384       711         73.34
October 2006 .................       54       33,849,785.00      2.17      626,847.87    2.316      379       716         70.97
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                  WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
MAXIMUM NEGATIVE                MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS      OUTSTANDING       GROUP 4        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------               --------  -----------------  ----------  ------------  --------  ---------  --------  -------------
110 ..........................       43   $   19,814,601.49      1.27%    460,804.69     3.058      371       686         70.62
115 ..........................    3,204    1,542,766,513.78     98.73     481,512.64     2.933      406       706         74.70
                                  -----   -----------------    ------
   Total                          3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                                  WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
                                MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)        LOANS      OUTSTANDING       GROUP 4        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
--------------------------      --------  -----------------  ----------  ------------  --------  ---------  --------  -------------
1 ............................    3,046   $1,454,433,812.21     93.08%    477,489.76     2.965      408       705         74.80
3 ............................      201      108,147,303.06      6.92     538,046.28     2.525      383       713         72.72
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                                                                  WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
PREPAYMENT CHARGE               MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS      OUTSTANDING       GROUP 4        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
-----------------               --------  -----------------  ----------  ------------  --------  ---------  --------  -------------
0 ............................      598   $  280,254,853.33     17.94%    468,653.60     2.754      398        710        73.28
12 ...........................    2,639    1,276,838,425.47     81.71     483,834.19     2.968      408        704        74.96
24 ...........................        2          652,036.97      0.04     326,018.49     3.772      359        690        80.00
30 ...........................        8        4,835,799.50      0.31     604,474.94     4.675      358        699        72.04
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                                  WEIGHTED
                                                             PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED     WEIGHTED
                                 NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE     AVERAGE
                                   OF         PRINCIPAL       LOANS IN      BALANCE     CURRENT   TERM TO     FICO       ORIGINAL
INITIAL PAYMENT RECAST          MORTGAGE       BALANCE          LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT   LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS      OUTSTANDING       GROUP 4        ($)      RATE (%)   (MONTHS)    SCORE     RATIO (%)
----------------------          --------  -----------------  ----------  ------------  --------  ---------  --------  -------------
60 ...........................      873   $  387,122,770.83     24.77%    443,439.60     3.512      397        712        75.88
120 ..........................    2,374    1,175,458,344.44     75.23     495,138.31     2.745      409        703        74.25
                                  -----   -----------------    ------
   Total .....................    3,247   $1,562,581,115.27    100.00%
                                  =====   =================    ======

                           SERVICING OF MORTGAGE LOANS

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The "EXPENSE FEE RATE" is the rate at which the expense fee accrues on the principal balance of each Mortgage Loan. The expense fees with respect to the mortgage pool are payable out of the interest payments on each Mortgage Loan.

     The expense fees consist of:

          - the master servicing fee payable to the master servicer in respect of its direct servicing and master servicing activities (the "MASTER SERVICING FEE") with respect to each mortgage loan, equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by the Master Servicing Fee Rate,

          - fees payable to the trustee in respect of its activity as trustee under the pooling and servicing agreement, and

          -    lender paid mortgage insurance premiums, if any.

     The "MASTER SERVICING FEE RATE" for each Mortgage Loan is 0.375% per annum.

     In cases where a Mortgage Loan is being directly serviced by a subservicer, the subservicer will be entitled to a portion of the Master Servicing Fee. The master servicer is obligated to pay some but not all ongoing expenses associated with the issuing entity and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement and those amounts will be paid by the master servicer out of the Master Servicing Fee. The amount of the Master Servicing Fee is subject to adjustment with respect to prepaid Mortgage Loans, as described under "--Adjustment to Servicing Compensation in Connection with Certain Prepaid Mortgage Loans" in this free writing prospectus. The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (other than prepayment charges) and all reinvestment income earned on amounts on deposit in the Certificate Account and Distribution Account and Excess Proceeds with respect to the Mortgage Loans as described under "Description of the Certificates --Fees and Expenses".

ADJUSTMENT TO SERVICING COMPENSATION IN CONNECTION WITH CERTAIN PREPAID MORTGAGE LOANS

     When a borrower prepays a Mortgage Loan between Due Dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Except with respect to the month of the cut-off date, principal prepayments by borrowers received by the master servicer from the first day through the fifteenth day of a calendar month will be distributed to certificateholders on the Distribution Date in the same month in which the prepayments are received and, accordingly, no shortfall in the amount of interest to be distributed to certificateholders with respect to prepaid Mortgage Loans results. Conversely, principal prepayments by borrowers received by the master servicer from the sixteenth day (or, in the case of the first Distribution Date, from June 1, 2006) through the last day of a calendar month will be distributed in the month following the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid Mortgage Loans would result. Pursuant to the pooling and servicing agreement, the Master Servicing Fee for any month will be reduced by an amount sufficient to pass through to the related certificateholders the full amount of interest to which they would be entitled for each related prepaid Mortgage Loan on the related Distribution Date. However, the Master Servicing Fee on a Distribution Date will only be reduced by not more than one-half of the Master Servicing Fee for that Distribution Date for the Mortgage Loans (the "COMPENSATING INTEREST").

     If shortfalls in interest as a result of prepayments on the Mortgage Loans in any Prepayment Period exceed the Compensating Interest for the related Distribution Date, the amount of interest distributed to certificateholders will be reduced by the amount of the excess.

CERTAIN MODIFICATIONS AND REFINANCINGS

     Countrywide Home Loans will be permitted under the pooling and servicing agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the master servicer will be permitted to agree to the rate reduction provided that Countrywide Home Loans purchases the Mortgage Loan from the issuing entity immediately following the modification. Any purchase of a mortgage loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that mortgage loan, plus accrued and unpaid interest on the mortgage loan up to the next Due Date at the applicable net mortgage rate, net of any unreimbursed advances of principal and interest on the mortgage loan made by the master servicer. Countrywide Home Loans will remit the purchase price to the master servicer for deposit into the Certificate Account within one business day of the purchase of that mortgage loan. Purchases of mortgage loans may occur when prevailing interest rates are below the interest rates on the mortgage loans and mortgagors request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the issuing entity against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

     The Mortgage Pass-Through Certificates, Series 2006-OA10 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class X-NB, Class X-BI, Class X-BJ, Class X-PP, Class X-AD, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class C, Class 1-P, Class 2-P, Class 3-P, Class 4-P and Class R-X Certificates. Only the classes of certificates identified on the cover page hereof as offered certificates are offered by this free writing prospectus (the "OFFERED CERTIFICATES").

     When describing the certificates in this free writing prospectus, we use the following terms:

        DESIGNATION                                     CLASSES OF CERTIFICATES
        -----------                                     -----------------------
Group 1 Senior Certificates              Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates

Group 2 Senior Certificates              Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

Group 3 Senior Certificates              Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates

Group 4 Senior Certificates              Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates

   Class X Certificates       Class X-NB, Class X-BI, Class X-BJ, Class X-PP and Class X-AD Certificates

 Subordinated Certificates           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                                                    M-6 and Class M-7 Certificates

        DESIGNATION                                     CLASSES OF CERTIFICATES
        -----------                                     -----------------------
    Senior Certificates        Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                  Certificates, Group 4 Senior Certificates, Class X Certificates and
                                                        Class A-R Certificates

     MTA Certificates                                 Group 1 Senior Certificates

    LIBOR Certificates         Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior
                                              Certificates and Subordinated Certificates

Floating Rate Certificates                      MTA Certificates and LIBOR Certificates

   Offered Certificates                    Senior Certificates and Subordinated Certificates

   Class P Certificates               Class 1-P, Class 2-P, Class 3-P and Class 4-P Certificates

   Private Certificates                       Class C, Class P and Class R-X Certificates

The certificates are generally referred to as the following types:

                  CLASS                                                   TYPE
                  -----                                                   ----
  Class 1-A-1, Class 2-A-1, Class 3-A-1              Senior/Floating Pass-Through Rate/Super Senior
       and Class 4-A-1 Certificates

  Class 1-A-2, Class 2-A-2, Class 3-A-2          Senior/Floating Pass-Through Rate/Super Senior/Support
       and Class 4-A-2 Certificates

  Class 1-A-3, Class 2-A-3, Class 3-A-3                Senior/Floating Pass-Through Rate/Support
       and Class 4-A-3 Certificates

Class X-NB, Class X-BI, Class X-BJ, Class   Senior/Notional Amount/Interest Only/Variable Pass-Through Rate
     X-PP and Class X-AD Certificates

          Class A-R Certificates                          Senior/REMIC Residual/Principal Only

        Subordinated Certificates                        Subordinate/Floating Pass-Through Rate

     The Class 1-P, Class 2-P, Class 3-P and Class 4-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial notional amount set forth on the cover page of this free writing prospectus. The initial Class Certificate Balances or initial notional amount may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

CALCULATION OF CLASS CERTIFICATE BALANCE

     The "CLASS CERTIFICATE BALANCE" of any class of offered certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

     - all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

     -    the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related loan group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates. See "The Pooling and Servicing Agreement - Realization Upon Defaulted Mortgage Loans - Application of Liquidation Proceeds" in the prospectus.

     Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable loan group and will be distributed in the priority set forth below under "Distributions--Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

NOTIONAL AMOUNT CERTIFICATES

     The Class X Certificates are notional amount certificates.

     The notional amount of the Class X-NB Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Group 1 Senior Certificates immediately prior to such Distribution Date.

     The notional amount of the Class X-BI Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Group 2 Senior Certificates immediately prior to such Distribution Date.

     The notional amount of the Class X-BJ Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Group 3 Senior Certificates immediately prior to such Distribution Date.

     The notional amount of the Class X-PP Certificates for any Distribution Date will equal the product of (a) the aggregate Class Certificate Balance of the Group 1 Senior Certificate, the Group 2 Senior Certificates and the Group 3 Senior Certificates immediately prior to such Distribution Date and (b) 0.20.

     The notional amount of the Class X-AD Certificates for any Distribution Date will equal the product of (a) the aggregate Class Certificate Balance of the Group 1 Senior Certificate, the Group 2 Senior Certificates and the Group 3 Senior Certificates immediately prior to such Distribution Date and (b) 0.65.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") will hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1 in excess thereof. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the Offered Certificates, see "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" in the prospectus and "Global, Clearance, Settlement And Tax Documentation Procedures -- Material U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

     Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream,

Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Offered Certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" and "Miscellaneous Tax Aspects -- Backup Withholding" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, (b) the beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) of a class at their sole option and expense, elect to remove their Book-Entry Certificates from DTC or (c) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the Offered Certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the pooling and servicing agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     For a description of the procedures generally applicable to Book-Entry Certificates, see "Description of the Securities - Book-Entry Securities" in the prospectus.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

          - all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

          - all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

          -    all payments on account of prepayment charges on the Mortgage
               Loans;

          - all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

          - any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

          - any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

          -    all Substitution Adjustment Amounts; and

          -    all Advances made by the master servicer.

     Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Securities" in the prospectus.

     The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes with respect to the Mortgage
Loans:

          - to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer) described above under "Servicing of the Mortgage Loans--Servicing Compensation and Payment of Expenses";

          - to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          - to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

          - to reimburse the master servicer for insured expenses from the related insurance proceeds;

          - to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

          - to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

          - to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

          - to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

          - to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any Prepayment Charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

          - to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

     Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any Prepayment Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

          - the aggregate amount remitted by the master servicer to the trustee; and

          - any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

     The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

          -    to pay the Trustee Fee to the trustee;

          - to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

          - to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

          - to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

     The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

     The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

     Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve Fund may be invested in permitted investments at the direction of UBS Securities LLC. If the trustee, on behalf of the Supplemental Interest Trust, does not receive written directions regarding investment, it will invest all funds in the Corridor Contract Reserve Fund in respect of amounts received under each Corridor Contract in The Bank of New York cash reserves. Any net investment earnings will be retained in the Corridor Contract Reserve Fund until withdrawn upon the earlier of the reduction of the aggregate Class Certificate Balance of the Offered Certificates to zero and the termination of the pooling and servicing agreement. Any losses incurred in the Corridor Contract Reserve Fund in respect of the investment will be charged against amounts on deposit in the Corridor Contract Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Corridor Contract Reserve Fund and made in accordance with the pooling and servicing agreement.

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

TYPE /
RECIPIENT (1)                    AMOUNT                 GENERAL PURPOSE                  SOURCE (2)                   FREQUENCY
---------------  -------------------------------------  ---------------  -----------------------------------------  ------------
FEES
Master           One-twelfth of the Stated Principal    Compensation     Amounts on deposit in the Certificate           Monthly
Servicing Fee /  Balance of each Mortgage Loan                           Account representing payments of interest
Master Servicer  multiplied by the Master Servicing                      and application of liquidation proceeds
                 Fee Rate (3)                                            with respect to that mortgage loan.

                 -   All late payment fees, assumption  Compensation     Payments made by obligors with respect to  Time to time
                     fees and other similar charges                      the Mortgage Loans
                     (excluding prepayment charges)

                 -   All investment income earned on    Compensation     Investment income related to the                Monthly
                     amounts on deposit in the                           Certificate Account and the Distribution
                     Certificate Account and                             Account
                     Distribution Account

                 -   Excess Proceeds (4)                Compensation     Liquidation proceeds and Subsequent        Time to time
                                                                         Recoveries

Trustee Fee      One-twelfth of the Trustee Fee Rate    Compensation     Amounts on deposit in the Certificate           Monthly
(the "TRUSTEE    multiplied by the aggregate Stated                      Account or the Distribution Account
FEE") / Trustee  Principal Balance of the outstanding
                 Mortgage Loans (5)

Expenses
Insured          Expenses incurred by the master        Reimbursement    To the extent the expenses are covered by  Time to time
expenses /       servicer                               of Expenses      an insurance policy with respect to the
Master Servicer                                                          Mortgage Loan

Servicing        To the extent of funds available, the  Reimbursement    With respect to each Mortgage Loan, late   Time to time
Advances /       amount of any Servicing Advances       of Expenses      recoveries of the payments of the costs
Master Servicer                                                          and expenses, liquidation proceeds,
                                                                         Subsequent Recoveries, purchase proceeds
                                                                         or repurchase proceeds for that Mortgage
                                                                         Loan (6)

Indemnification  Amounts for which the sellers, the     Indemnification  Amounts on deposit on the Certificate           Monthly
expenses / the   master servicer and depositor are                       Account
sellers, the     entitled to indemnification (7)
master servicer
and the
depositor

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of the Mortgage Loans -- Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans."

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)  The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

DISTRIBUTIONS

     Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in July 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For the MTA Certificates, the Class A-R and Class X Certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

     Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds a notional amount certificate or 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

     On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

     The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) all scheduled interest on the Mortgage Loans in that Loan Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

               (2) all interest on prepayments on the Mortgage Loans in that Loan Group, other than Prepayment Interest Excess,

               (3) all Advances relating to interest in respect of the Mortgage Loans in that Loan Group,

               (4) amounts paid by the master servicer in respect of Compensating Interest for that Loan Group, and

               (5) liquidation proceeds on the Mortgage Loans in that Loan Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

          minus

          (b) all non-recoverable Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

     The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) the principal portion of the regular monthly payment collected or advanced on the Mortgage Loans in that Loan Group with respect to the related Due Date,

               (2) prepayments on the Mortgage Loans in that Loan Group collected in the related Prepayment Period,

               (3) the Stated Principal Balance of each Mortgage Loan in that Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

               (4) any Substitution Adjustment Amounts in respect of Mortgage Loans in that Loan Group, and

               (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period, minus

          (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

     "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor and retained by the master servicer in respect of interest on such principal prepayment.

INTEREST

     For any Distribution Date, the "ACCRUAL PERIOD" for (x) the Group 1 Senior Certificates and the Class X Certificates will be the calendar month preceding the month of that Distribution Date and (y) the Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior Certificates and the Subordinated Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date.

     Interest Entitlement. Interest on the Group 1 Senior Certificates and the Class X Certificates will be calculated on the basis of a 360 day year divided into twelve 30 day months. Interest on the Group 2 Senior Certificates, Group 3 Senior Certificates, Group 4 Senior Certificates and the Subordinated Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period.

     The "INTEREST FUNDS" for any Distribution Date and Loan Group are equal to the Interest Remittance Amount for that Loan Group minus the related portion of the Trustee Fee for such Distribution Date.

     "CURRENT INTEREST," with respect to each class of Offered Certificates (other than the Class A-R Certificates) and each Distribution Date, is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or notional amount, as applicable, of such class immediately prior to such Distribution Date.

     "INTEREST CARRY FORWARD AMOUNT," with respect to each class of Offered Certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

               (a) Current Interest for such class with respect to prior Distribution Dates, over

               (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

     PASS-THROUGH RATES. The classes of certificates will have the respective pass through rates described below (each, a "PASS-THROUGH RATE").

     The Pass-Through Rate for each class of the MTA Certificates for the Accrual Period related to the first Distribution Date will be a per annum rate equal to the lesser of

               (1) the Weighted Average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans and

               (2) the applicable Net Rate Cap for such certificates for such Distribution Date, and with respect to the Accrual Period related to any Distribution Date thereafter will be a per annum rate equal to the lesser of:

               (1) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") plus the Pass-Through Margin for such class and Accrual Period, and

               (2) the applicable Net Rate Cap for such certificates for such Distribution Date.

     The Pass-Through Rate for the Class X-NB Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the excess, if any, of:

               (1) the Group Net Rate Cap for the Group 1 Senior Certificates, over

               (2) the sum of One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") and the Pass-Through Margin for such class and Accrual Period.

     The Pass-Through Rate for the Class X-PP Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the lesser of

               (1) excess, if any, of:

                    (A) the weighted average of the Group Net Rate Caps for the
               Group 1, Group 2 and Group 3 Senior Certificates, weighted on the basis of the Stated Principal Balance of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), over

                    (B) the sum of One-Year MTA for such Accrual Period
               (calculated as described below under "-- Calculation of One-Year MTA") and the Pass-Through Margin for such class and Accrual Period; and

               (2) the applicable Net Rate Cap for such certificates for such Distribution Date.

     The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates will be a per annum rate equal to the lesser of:

               (1) One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period, and

               (2) the applicable Net Rate Cap for such class for such Distribution Date.

     The Pass-Through Rate for the Class X-BI and Class X-BJ Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the excess, if any, of:

               (1) the Group Net Rate Caps for the Group 2 Senior Certificates and Group 3 Senior Certificates, respectively, for such Distribution Date, over

               (2) the product of (A) the sum of One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") and the Pass-Through Margin for such class and Accrual Period and (B) a fraction, the numerator of which is 30 for the first period and thereafter is the actual number of days in the Accrual Period, and the denominator of which is 30.

     The Pass-Through Rate for the Class X-AD Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the lesser of:

               (1) the excess, if any, of:

                    (A) the weighted average of the Group Net Rate Caps for the
               Group 1, Group 2 and Group 3 Senior Certificates, weighted on the basis of the Stated Principal Balance of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3 as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), over

                    (B) the product of (A) the sum of One-Month LIBOR for such
               Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") and the Pass-Through Margin for such class and Accrual Period and (B) a fraction, the numerator of which is 30 for the first period and thereafter is the actual number of days in the Accrual Period, and the denominator of which is 30.

               (2) the applicable Net Rate Cap for such certificates for such Distribution Date.

     The "PASS-THROUGH MARGIN" for each class of Floating Rate Certificates is as follows:

                                        PASS-THROUGH MARGIN
                                        -------------------
CLASS OF CERTIFICATES                       (1)     (2)
---------------------                      -----   -----
Class 1-A-1..........................      0.960%  0.960%
Class 1-A-2..........................      1.000%  1.000%
Class 1-A-3..........................      1.040%  1.040%
Class 2-A-1..........................      0.190%  0.380%
Class 2-A-2..........................      0.230%  0.460%
Class 2-A-3..........................      0.270%  0.540%
Class 3-A-1..........................      0.190%  0.380%
Class 3-A-2..........................      0.230%  0.460%
Class 3-A-3..........................      0.270%  0.540%
Class 4-A-1..........................      0.190%  0.380%
Class 4-A-2..........................      0.230%  0.460%
Class 4-A-3..........................      0.270%  0.540%
Class X-NB...........................      1.000%  1.000%
Class X-BI...........................      0.300%  0.600%
Class X-BJ...........................      0.300%  0.600%
Class X-PP...........................      1.000%  1.000%
Class X-AD...........................      0.250%  0.500%
Class M-1............................      0.350%  0.525%
Class M-2............................      0.380%  0.570%
Class M-3............................      0.420%  0.630%
Class M-4............................      0.490%  0.735%
Class M-5............................      0.600%  0.900%
Class M-6............................      1.500%  2.250%
Class M-7............................      2.000%  3.000%

----------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the related Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the related Optional Termination Date.

     Class A-R, Class P and Class C Certificates.

     The Class A-R, Class P and Class C Certificates do not have a Pass-Through Rate.

     "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

     "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date and Loan Group or Loan Groups is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group or Loan Groups, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     "AVAILABLE FUNDS" for any Distribution Date and Loan Group is equal to the sum of (a) Interest Funds for that Loan Group and Distribution Date and (b) the Principal Remittance Amount for such Loan Group and Distribution Date.

     "AVAILABLE FUNDS RATE CAP" for any Distribution Date and all classes of certificates (other than the Class A-R Certificates), is the product of:

     -    the Available Funds for all Loan Groups, and

     - a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in all Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

     The "GROUP AVAILABLE FUNDS RATE CAP" for each Distribution Date and a class of Senior Certificates in a Senior Certificate Group is the product of:

     -    the Available Funds for the related Loan Group, and

     - a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     The "GROUP NET RATE CAP" for each Distribution Date and a class of Senior Certificates in a Senior Certificate Group (other than the Class A-R Certificates) is the lesser of (x) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in the related Loan Group and (y) the Group Available Funds Rate Cap for the related Loan Group.

     The "NET RATE CAP" for each Distribution Date and the following classes of certificates is:

     -    with respect to the MTA Certificates, the excess, if any, of:

          (a)  the lesser of:

               (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in all Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

               (ii) the Available Funds Rate Cap, over

          (b)  an amount equal to the product of:

               (i) interest accrued on the Class X Certificates during the related Accrual Period and

               (ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in all of the Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

     -    with respect to the LIBOR Certificates, the product of:

          (a)  the excess, if any, of:

               (i)  the lesser of

                    (A) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in all the Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

                    (B)  the Available Funds Rate Cap, over

               (ii) an amount equal to the product of:

                    (A) interest accrued on the Class X Certificates during the related Accrual Period and

                    (B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in all of the Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

          (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

     -    with respect to the Class X-PP Certificates, is the lesser of:

          (a)  the excess, if any, of:

               (i) the weighted average of the Group Net Rate Caps for Loan Group 1, Loan Group 2 and Loan Group 3, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3, over

               (ii) the sum of One-Year MTA and the related pass-through margin;
                    and

          (b)  the excess, if any, of:

               (i)  the lesser of

                    (A) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in all Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

                    (B)  the Available Funds Rate Cap, over

               (ii) an amount equal to the product of:

                    (A) interest accrued on the Class X-NB, Class X-BI and Class X-BJ Certificates during the related Accrual Period and

                    (B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in all of the Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

     -    with respect to the Class X-AD Certificates, is the lesser of:

          (a)  the excess, if any, of:

               (i) the weighted average of the Group Net Rate Caps for Loan Group 1, Loan Group 2 and Loan Group 3, weighted on the basis of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3, over

               (ii) the product of (A) the sum of One-Month LIBOR and the related pass-through margin and (B) a fraction, the numerator of which is 30 for the first period, and the actual number of days in the Accrue Period for the second period and thereafter, and the denominator of which is 30; and

          (b)  the excess, if any of:

               (i)  the lesser of

                    (A) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in all Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

                    (B)  the Available Funds Rate Cap, over

               (ii) an amount equal to the product of:

                    (A) interest accrued on the Class X-NB, Class X-BI and Class X-BJ Certificates during the related Accrual Period and

                    (B) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in all of the Loan Groups as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date).

     The "NET RATE CARRYOVER" for each class of Floating Rate Certificates on any Distribution Date is equal to the sum of:

          (a)  the excess of:

               (i) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable Net Rate Cap, over

               (ii) the amount of interest such class accrued on such
                    Distribution Date based on the applicable Net Rate Cap, and

          (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap).

     The NET RATE CARRYOVER for the Class X-NB, Class X-BI and Class X-BJ Certificates on any Distribution Date is equal to the sum of:

          (a)  the excess of:

               (i) the amount of interest that such class would have accrued for such Distribution Date if the related Group Net Rate Cap had been equal to the Weighted Average Adjusted Net Mortgage Rate for the related Loan Group, over

               (ii) the amount of interest such class accrued on such
                    Distribution Date based on the related Group Net Rate Cap, and

          (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the Weighted Average Adjusted Net Mortgage Rate for the related Loan Group).

     The NET RATE CARRYOVER for the Class X-PP Certificates on any Distribution Date is equal to the sum of:

          (a)  the excess of:

               (i) the amount of interest that such class would have accrued for such Distribution Date if the applicable Net Rate Cap had been equal to the excess of (A) the Weighted Average Adjusted Net Mortgage Rate for the Group 1, Group 2 and Group 3 Mortgage Loans, over (B) the sum of One-Year MTA and the related pass-through margin, over

               (ii) the amount of interest such class accrued on such
                    Distribution Date based on the applicable Net Rate Cap, and

          (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the Weighted Average Adjusted Net Mortgage Rate for the Group 1, Group 2 and Group 3 Mortgage Loans).

     The NET RATE CARRYOVER for the Class X-AD Certificates on any Distribution Date is equal to the sum of:

          (a)  the excess of:

               (i) the amount of interest that such class would have accrued for such Distribution Date if the applicable Net Rate Cap had been equal to the excess of (A) the Weighted Average Adjusted Net Mortgage Rate for the Group 1, Group 2 and Group 3 Mortgage Loans, over (B) the product of (a) the sum of One-Month LIBOR and the related pass-through margin, and
                    (b) a fraction, the numerator of which is 30 for the first period, and the actual number of days in the Accrue Period for the second period and thereafter and the denominator of which is 30, over

               (ii) the amount of interest such class accrued on such
                    Distribution Date based on the applicable Net Rate Cap, and

          (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the Weighted Average Adjusted Net Mortgage Rate for the Group 1, Group 2 and Group 3 Mortgage Loans).

     Distributions of Funds from the Corridor Contract and Corridor Floor Contract. Beginning in July 2006, on each Distribution Date on or prior to the Corridor Contract Termination Date or the Corridor Floor Contract Termination Date, as applicable, amounts paid to the Supplemental Interest Trust will be deposited in the Corridor Contract Reserve Fund. The supplemental interest trustee will hold any amounts received with respect to the Corridor Floor Contract until the Distribution Date in December 2010. In December 2010, amounts held in the Corridor Contract Reserve Fund with respect to the Corridor Floor Contract will be distributed to pay, first, any Unpaid Realized Loss Amounts and, second, any unpaid Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates). Any amounts remaining after such distribution with respect to the Corridor Floor

Contract will be assigned as directed by UBS Securities LLC and will not be available to cover Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates on future Distribution Dates as provided in "Corridor Contract Reserve Fund" in this free writing prospectus.

     Any amounts received by the supplemental interest trustee prior to the Distribution Date in February 2009 with respect to the Corridor Contract will be held in the Corridor Contract Reserve Fund and will be distributed to pay, first, any Unpaid Realized Loss Amounts and, second, any unpaid Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates) on the Distribution Date in December 2010. In addition, any amounts received by the supplemental interest trustee with respect to the Corridor Contract on any Distribution Date prior to the Distribution Date in December 2010 in excess of the amount necessary to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) will be held in the Corridor Contract Reserve Fund and will also be available to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) on the Distribution Date in December 2010. Any amounts remaining after such distribution with respect to the Corridor Contract will be assigned as directed by UBS Securities LLC and will not be available to cover Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates on future Distribution Dates as provided in "Corridor Contract Reserve Fund" in this free writing prospectus.

     Beginning in February 2009, the supplemental interest trustee will distribute current amounts received with respect to the Corridor Contract to pay, first, any Unpaid Realized Loss Amounts and, second, any unpaid Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates). Beginning in December 2010, any amounts received by the supplemental interest trustee in excess of the amount necessary to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) will be held in the Corridor Contract Reserve Fund and will be available to cover Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) on future Distribution Dates.

     On the Distribution Date immediately following the Corridor Contract Termination Date any amounts remaining in the Corridor Contract Reserve Fund will be assigned as directed by UBS Securities LLC and will not be available for the payment of any Unpaid Realized Loss Amounts or any Net Rate Carryover on any class of certificates on future Distribution Dates. However, if either the Corridor Contract or the Corridor Floor Contract is subject to an early termination, any early termination payment received by the Supplemental Interest Trust in respect of the related contract will be deposited by the supplemental interest trustee in the Corridor Contract Reserve Fund to cover any Unpaid Realized Loss Amounts and any Net Rate Carryover until the Corridor Contract Termination Date or the Corridor Floor Contract Termination Date, as applicable. See "Description of the Certificates --The Corridor Contract and the Corridor Floor Contract" and "--Corridor Contract Reserve Fund" below.

DEFERRED INTEREST

     With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE CORRIDOR CONTRACT AND THE CORRIDOR FLOOR CONTRACT

     The Offered Certificates (other than the Class A-R Certificates) will have the benefit of both an interest rate corridor contract (the "CORRIDOR CONTRACT") and an interest rate corridor floor contract (the "CORRIDOR FLOOR CONTRACT"). Both the Corridor Contract and the Corridor Floor Contract will be evidenced by a confirmation between UBS AG (the "COUNTERPARTY") and UBS Real Estate Securities, Inc., an affiliate of the underwriter.

     Pursuant to the terms of both the Corridor Contract and the Corridor Floor Contract, the terms of an ISDA Master Agreement were incorporated into each confirmation, as if such an ISDA Master Agreement had been executed by UBS Real Estate Securities, Inc. and the Counterparty on the date that each was executed. Both the Corridor Contract and the Corridor Floor Contract are subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc.

     On the closing date, UBS Real Estate Securities, Inc. will assign its rights under both the Corridor Contract and the Corridor Floor Contract to The Bank of New York, as supplemental interest trustee (in such capacity, the "SUPPLEMENTAL INTEREST TRUSTEE." Both the Corridor Contract and the Corridor Floor Contract will be assets of a separate trust (the "SUPPLEMENTAL INTEREST TRUST") created under the pooling and servicing agreement for the benefit of the Offered Certificates (other than the Class A-R Certificates).

     Beginning with the Distribution Date in February 2009 and up to and including the Distribution Date in September 2015 (the "CORRIDOR CONTRACT TERMINATION DATE"), the Offered Certificates (other than the Class A-R Certificates) will have the benefit of the Corridor Contract. On or prior to the Corridor Contract Termination Date, the amount payable by the Counterparty under the Corridor Contract will equal the product of:

     (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Contract Ceiling Rate for such Distribution Date over (y) the related Corridor Contract Strike Rate for such Distribution Date,

     (ii) the product of (a) the applicable Corridor Contract Notional Balance for such Distribution Date and (b) 250, and

     (iii) (x) one-twelfth.

     Beginning with the Distribution Date in July 2006 and up to and including the Distribution Date in January 2009, any amounts received with respect to the Corridor Contract by the supplemental interest trustee will held in the Corridor Contract Reserve Fund and will be used to pay any Net Rate Carryover and any Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) on the Distribution Date in December 2010. In addition, any amounts received by the supplemental interest trustee with respect to the Corridor Contract on any Distribution Date prior to or on the Distribution Date in December 2010 in excess of the amount necessary to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) will be held in the Corridor Contract Reserve Fund and will also be available to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) on the Distribution Date in December 2010. Any amounts then remaining in the Corridor Contract Reserve Fund with respect to the Corridor Contract after this distribution will be assigned as directed by UBS Securities LLC.

     Beginning with the Distribution Date in February 2009 and up to and including the Corridor Contract Termination Date, any current amounts received under the Corridor Contract by the supplemental interest trustee, will be used to pay, first, any Net Rate Carryover and, second, any Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates). Any amounts received by the supplemental interest trustee with respect to the Corridor Contract on any Distribution Date after the Distribution Date in December 2010 in excess of the amount necessary to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) will be held in the Corridor Contract Reserve Fund and will be available to cover the Net Rate Carryover and Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates) on future Distribution Dates. After the Corridor Contract Termination Date, amounts held by the supplemental interest trustee will be distributed as assigned by UBS Securities LLC.

     The "CORRIDOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR CONTRACT STRIKE RATE" and the "CORRIDOR CONTRACT CEILING RATE" are as described in the following table:

                                              CORRIDOR CONTRACT    CORRIDOR CONTRACT   CORRIDOR CONTRACT
        MONTH OF DISTRIBUTION DATE           NOTIONAL BALANCE($)     STRIKE RATE(%)     CEILING RATE(%)
        --------------------------           -------------------   -----------------   -----------------
July 25, 2006.............................     11,130,050.6880            6.99                6.99
August 25, 2006...........................     11,075,552.2480            7.09                7.09
September 25, 2006........................     11,033,840.1720            7.20                7.20
October 25, 2006..........................      10,983,261.380            7.28                7.28
November 25, 2006.........................     10,916,303.4040            7.30                7.30
December 25, 2006.........................     10,831,865.7200            7.31                7.31
January 25, 2007..........................     10,729,104.3200            7.28                7.28
February 25, 2007.........................     10,608,911.2440            7.31                7.31
March 25, 2007............................     10,470,758.4640            7.32                7.32
April 25, 2007............................     10,314,927.2080            7.27                7.27
May 25, 2007..............................     10,141,474.9360            7.27                7.27
June 25, 2007.............................      9,951,116.8440            7.27                7.27
July 25, 2007.............................      9,705,606.1400            7.23                7.23
August 25, 2007...........................      9,483,282.4080            7.23                7.23
September 25, 2007........................      9,245,800.6160            7.22                7.22
October 25, 2007..........................      8,994,515.5680            7.20                7.20
November 25, 2007.........................      8,732,201.3200            7.20                7.20
December 25, 2007.........................      8,460,311.1280            7.19                7.22
January 25, 2008..........................      8,125,147.2520            7.18                7.31
February 25, 2008.........................      7,860,932.5800            7.18                7.40
March 25, 2008............................      7,606,417.5600            7.16                7.49
April 25, 2008............................      7,361,081.0720            7.13                7.58
May 25, 2008..............................      7,124,340.1960            7.13                7.64
June 25, 2008.............................      6,895,603.7560            7.12                7.71
July 25, 2008.............................      6,612,771.5640            7.20                7.76
August 25, 2008...........................      6,401,481.9160            7.21                7.81
September 25, 2008........................      6,197,010.4680            7.21                7.85
October 25, 2008..........................      5,999,479.5600            7.21                7.90
November 25, 2008.........................      5,808,652.6960            7.21                7.93
December 25, 2008.........................      5,623,784.1600            7.21                7.95
January 25, 2009..........................      5,315,682.1040            7.21                7.96
February 25, 2009.........................      5,130,973.2640            6.84                8.29
March 25, 2009............................      4,952,462.0640            6.84                8.29
April 25, 2009............................      4,778,757.1960            6.84                8.29
May 25, 2009..............................      4,611,165.0120            6.84                8.29
June 25, 2009.............................      4,445,160.3240            6.84                8.29
July 25, 2009.............................      4,214,853.0840            6.88                8.33
August 25, 2009...........................      4,057,135.8960            6.89                8.34
September 25, 2009........................      3,905,146.4880            6.89                8.34
October 25, 2009..........................      3,758,436.7320            6.89                8.34
November 25, 2009.........................      3,615,512.2400            6.89                8.34
December 25, 2009.........................      3,478,246.4840            6.90                8.35
January 25, 2010..........................      3,284,321.7440            6.90                8.35
February 25, 2010.........................      3,160,513.8800            6.90                8.35
March 25, 2010............................      3,041,206.1480            6.90                8.35
April 25, 2010............................      2,925,427.4360            6.90                8.35
May 25, 2010..............................      2,815,031.6840            6.90                8.35
June 25, 2010.............................      2,708,525.4880            6.71                7.96
July 25, 2010.............................      2,549,607.7280            6.74                7.99
August 25, 2010...........................      2,454,111.8320            6.74                7.99
September 25, 2010........................      2,362,550.5000            6.75                8.00
October 25, 2010..........................      2,274,515.4160            6.75                8.00
November 25, 2010.........................      2,189,563.3480            6.75                7.24
December 25, 2010.........................      2,108,125.9680            6.76                7.15
January 25, 2011..........................      1,939,600.6120            6.76                7.06
February 25, 2011.........................      1,866,939.4960            6.76                6.95
March 25, 2011............................      1,797,039.2800            6.76                6.83
April 25, 2011............................      1,729,032.5600            6.77                6.77
May 25, 2011..............................      1,664,262.3280            6.77                6.77
June 25, 2011.............................      1,601,534.9200            6.77                6.77
July 25, 2011.............................      1,488,434.1200            6.66                6.66
August 25, 2011...........................      1,435,578.9720            6.66                6.66
September 25, 2011........................      1,384,886.4800            6.66                6.68
October 25, 2011..........................      1,336,129.2480            6.66                6.82
November 25, 2011.........................      1,288,958.2880            6.67                6.97
December 25, 2011.........................      1,242,983.5240            6.67                7.11
January 25, 2012..........................      1,146,398.7760            6.67                7.24
February 25, 2012.........................      1,105,789.0160            6.67                7.40
March 25, 2012............................      1,066,644.3360            6.67                8.90
April 25, 2012............................      1,028,914.0800            6.68                8.90
May 25, 2012..............................        992,604.7320            6.68                8.90
June 25, 2012.............................        957,626.2320            6.68                8.90
July 25, 2012.............................        871,114.7720            6.70                8.90
August 25, 2012...........................        840,600.9840            6.70                8.90
September 25, 2012........................        811,299.9480            6.71                8.90
October 25, 2012..........................        783,062.0200            6.71                8.90
November 25, 2012.........................        755,849.8160            6.71                8.90
December 25, 2012.........................        729,627.3680            6.71                8.90
January 25, 2013..........................        653,995.5760            6.72                8.90
February 25, 2013.........................        629,738.0240            6.72                8.90
March 25, 2013............................        606,383.7920            6.72                8.90
April 25, 2013............................        583,895.5600            6.72                8.97
May 25, 2013..............................        562,276.4560            6.73                9.03
June 25, 2013.............................        541,478.0960            6.73                9.09
July 25, 2013.............................        482,694.4440            6.70                9.16
August 25, 2013...........................        463,712.3000            6.70                9.21
September 25, 2013........................        445,506.5120            6.70                9.26
October 25, 2013..........................        427,988.9600            6.70                9.31
November 25, 2013.........................        411,137.8600            6.70                9.32
December 25, 2013.........................        394,931.8840            6.70                9.35
January 25, 2014..........................        379,346.9520            6.71                9.37
February 25, 2014.........................        364,359.8240            6.71                9.36
March 25, 2014............................        349,951.0520            6.71                9.38
April 25, 2014............................        336,101.5600            6.71                9.37
May 25, 2014..............................        322,808.2880            6.71                9.35
June 25, 2014.............................        310,038.2400            6.72                9.33
July 25, 2014.............................        297,784.4840            6.72                9.31
August 25, 2014...........................        286,112.9520            6.72                9.28
September 25, 2014........................        274,931.9680            6.73                9.24
October 25, 2014..........................        264,187.5120            6.73                9.19
November 25, 2014.........................        253,866.7480            6.73                9.15
December 25, 2014.........................        243,952.8440            6.73                9.10
January 25, 2015..........................        234,431.6080            6.73                9.03
February 25, 2015.........................        225,287.3040            6.74                8.94
March 25, 2015............................        216,506.6480            6.74                8.85
April 25, 2015............................        208,076.7960            6.74                8.77
May 25, 2015..............................        199,981.0840            6.74                8.67
June 25, 2015.............................        192,207.4200            6.74                8.58
July 25, 2015.............................        184,747.4360            6.76                8.48
August 25, 2015...........................        177,563.8560            6.77                8.37
September 25, 2015........................     11,130,050.6880            4.75                5.35
October 25, 2015 and thereafter...........                   0            N/A                 N/A

     Beginning in July 2006 and up to and including the Distribution Date in January 2009 (the "CORRIDOR FLOOR CONTRACT TERMINATION DATE"), the Offered Certificates (other than the Class A-R Certificates) will have the benefit of the Corridor Floor Contract. On or prior to the Corridor Floor Contract Termination Date, the amount payable by the Counterparty under the Corridor Floor Contract will equal the product of:

     (i) the excess (if any) of (x) the related Corridor Floor Contract Strike Rate for such Distribution Date over (y) the greater of (A) One-Month LIBOR (as determined by the Counterparty) and (B) the related Corridor Floor Contract Floor Rate for such Distribution Date,

     (ii) the product of (a) the applicable Corridor Floor Contract Notional Balance for such Distribution Date and (b) 250, and

     (iii) (x) one-twelfth.

     On or prior to the Corridor Floor Contract Termination Date, any amounts received with respect to the Corridor Floor Contract by the supplemental interest trustee will be held in the Corridor Contract Reserve Fund until the Distribution Date in December 2010, at which time they will be used to cover any Net Rate Carryover and any Unpaid Realized Loss Amounts on the Offered Certificates (other than the Class A-R Certificates). Any amounts then remaining in the Corridor Contract Reserve Fund after this distribution will be assigned as directed by UBS Securities LLC.

     The "CORRIDOR FLOOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR FLOOR CONTRACT STRIKE RATE" and the "CORRIDOR FLOOR CONTRACT FLOOR RATE" are as described in the following table:

                                                                    CORRIDOR FLOOR   CORRIDOR FLOOR
                                         CORRIDOR FLOOR CONTRACT   CONTRACT STRIKE   CONTRACT FLOOR
      MONTH OF DISTRIBUTION DATE           NOTIONAL BALANCE ($)        RATE (%)         RATE (%)
      --------------------------         -----------------------   ---------------   --------------
July 25, 2006.........................       11,130,050.6880             4.55             4.55
August 25, 2006.......................       11,075,552.2480             4.55             4.55
September 25, 2006....................       11,033,412.3960             4.55             4.55
October 25, 2006......................       10,981,783.1200             4.55             4.53
November 25, 2006.....................       10,913,035.4560             4.55             4.43
December 25, 2006.....................       10,825,990.7560             4.55             4.35
January 25, 2007......................       10,719,687.9440             4.55             4.27
February 25, 2007.....................       10,594,949.0000             4.55             4.20
March 25, 2007........................       10,451,152.6520             4.55             4.14
April 25, 2007........................       10,288,399.5640             4.55             4.08
May 25, 2007..........................       10,106,932.0280             4.55             4.04
June 25, 2007.........................        9,907,328.4240             4.55             4.01
July 25, 2007.........................        9,652,853.0680             4.55             3.97
August 25, 2007.......................        9,419,172.4760             4.55             3.95
September 25, 2007....................        9,169,558.9200             4.55             3.93
October 25, 2007......................        8,905,688.1320             4.55             3.91
November 25, 2007.....................        8,630,480.4120             4.55             3.89
December 25, 2007.....................        8,345,543.9600             4.55             3.90
January 25, 2008......................        8,000,093.0920             4.55             3.92
February 25, 2008.....................        7,722,890.1480             4.55             3.93
March 25, 2008........................        7,455,413.9640             4.55             3.95
April 25, 2008........................        7,197,387.2120             4.55             3.96
May 25, 2008..........................        6,948,324.6280             4.55             3.99
June 25, 2008.........................        6,708,082.1840             4.55             4.00
July 25, 2008.........................        6,418,083.0880             4.55             4.02
August 25, 2008.......................        6,196,990.9840             4.55             4.04
September 25, 2008....................        5,983,510.5800             4.55             4.07
October 25, 2008......................        5,777,722.6920             4.55             4.08
November 25, 2008.....................        5,579,396.3800             4.55             4.11
December 25, 2008.....................        5,388,259.2040             4.55             4.14
January 25, 2009......................        5,083,398.3560             4.55             4.16
February 25, 2009 and thereafter......                     0              N/A              N/A

     Both the Corridor Contract and Corridor Floor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Counterparty or the issuing entity, the failure by the Counterparty (within one business day after notice of the failure is received by the Counterparty) to make a payment due under the related contract and the related contract becoming illegal or subject to certain kinds of taxation.

     In addition to the termination events specified above, it will be a termination event under both the Corridor Contract and the Corridor Floor Contract if the rating, by any Rating Agency, of the Counterparty's unsecured, long-term senior debt obligations or its unsecured, short-term debt obligations falls below a certain level or levels established by such Rating Agency (a "COUNTERPARTY RATING DOWNGRADE ") as specified in the Corridor Contract and Corridor Floor Contract and the Counterparty does not take certain action as specified in each contract, at its own expense, which may include (a) causing another entity to replace the Counterparty that meets or exceeds the ratings requirements of the Rating Agencies, and that is approved by the supplemental interest trustee, on terms substantially similar to the related contract; (b) obtaining a guaranty of, or a contingent agreement of another person to honor the Counterparty's obligations under the related contract that satisfies the ratings requirements of the Rating Agencies, provided that such other person is approved by the supplemental interest trustee; (c) posting collateral satisfactory to the applicable Rating Agencies; and (d) establishing any other arrangement satisfactory to the applicable Rating Agency.

     Finally, an additional termination event under the Corridor Contract or the Corridor Floor Contract will exist if the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and
Item 1115(b)(1) or (b)(2) of Regulation AB with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the related contract, and the Counterparty fails to transfer the related contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity and (ii) satisfies any rating requirement set forth in the related contract.

     If the Corridor Contract or the Corridor Floor Contract is terminated early, the Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Counterparty will be paid to the supplemental interest trustee, and will be deposited by the supplemental interest trustee in the Corridor Contract Reserve Fund and applied on future Distribution Dates to pay any Net Rate Carryover and Unpaid Realized Loss Amount on the related classes of certificates, until the Corridor Contract Termination Date. However, if a termination occurs under either contract, there can be no assurance that a termination payment will be paid to the supplemental interest trustee.

     The pooling and servicing agreement does not provide for the substitution or a replacement of either the Corridor Contract or the Corridor Floor Contract in the event of a termination of either contract or in any other circumstance.

     The significance percentage for each of the Corridor Contract and Corridor Floor Contract, and for both contracts taken in the aggregate, is less than 10%. The "significance percentage" is the percentage that the significance estimate of each contract represents of the aggregate Class Certificate Balance of the Floating Rate Certificates. The "significance estimate" of each contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of each contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

     UBS AG and subsidiaries, with headquarters in Zurich, Switzerland and Basel, Switzerland, provide wealth management, global investment banking and securities services on a global basis. UBS AG is incorporated and domiciled in Switzerland and operates under Swiss Company Law and Swiss Federal Banking Law as an Aktiengesellschaft, a corporation that has issued shares of common stock to investors. UBS AG has a long-term rating of "AA+" from S&P and a long-term rating of "Aa2" from Moody's.

     The Offered Certificates do not represent an obligation of the Counterparty. The holders of the Offered Certificates are not parties to or beneficiaries under the Corridor Contract or the Corridor Floor Contract and will not have any right to proceed directly against the Counterparty in respect of its obligations under the contracts.

     The Corridor Contract and Corridor Floor Contract will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

PRINCIPAL

     The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date, is the excess, if any, of:

          (i) the aggregate Class Certificate Balance of the certificates (other than the notional amount certificates) immediately prior to such Distribution Date, over

          (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to


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

               principal prepayments received in the related Prepayment Period), over (b) the Overcollateralization Target Amount for such Distribution Date.

     The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 3 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 3 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 4 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 4 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period and (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

     "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from June 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

     "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

     (1) the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) immediately prior to such Distribution Date, over

     (2) the lesser of (A) the product of (i) (x) 75.1732879660% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in July 2012 or (y) 80.1386303728% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in July 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.

     The "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 3 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 3 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 4 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 4 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     "SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Subordinated Certificates and Distribution Date will equal the excess of:

     (1) the sum of:

          (a) the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) (after taking into account the distribution of the Senior Principal Distribution Amount for such Distribution Date),

          (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

          (c) the Class Certificate Balance of such class of Subordinated Certificates immediately prior to such Distribution Date, over

     (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor;

provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

     The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET SUBORDINATION PERCENTAGE" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

                      Initial Target               Stepdown Target               Stepdown Target
                 Subordination Percentage   Subordination Percentage (1)   Subordination Percentage (2)
                 ------------------------   ----------------------------   ----------------------------
Class M-1.....         6.8404203608%               17.1010509019%                 13.6808407215%
Class M-2.....         5.0076883660%               12.5192209149%                 10.0153767319%
Class M-3.....         4.2569999609%               10.6424999021%                  8.5139999217%
Class M-4.....         3.1606886913%                7.9017217283%                  6.3213773826%
Class M-5.....         1.8604250712%                4.6510626780%                  3.7208501424%
Class M-6.....         1.0722884988%                2.6807212470%                  2.1445769976%
Class M-7.....         0.5000000000%                1.2500000000%                  1.0000000000%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in July 2009 and prior to the Distribution Date occurring in July 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in July 2012.

     The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the cut-off date.

     "OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

     "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date and (b) on or after the Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in July 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in July 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the OC Floor;

provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

     "STEPDOWN DATE" is the earlier to occur of:

          (1) the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) is reduced to zero, and

          (2) the later to occur of (x) the Distribution Date in July 2009 and
     (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 24.82671203% on any Distribution Date prior to the Distribution Date in July 2012 and (b) 19.86136963% on any Distribution Date on or after the Distribution Date in July 2012.

     A "TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

     A "DELINQUENCY TRIGGER EVENT" is in effect with respect to a Distribution Date on or after the Stepdown Date if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (i) 28.20% and the Senior Enhancement Percentage for any Distribution Date prior to the Distribution Date in July 2011 and (ii) 35.25% and the Senior Enhancement Percentage for any Distribution Date on or after the Distribution Date in July 2011.

     The "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over

               (b) (i) before the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) has been reduced to zero, the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates), or
          (ii) after such time, the Class Certificate Balance of the most senior class of Subordinated Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

          (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

     A "CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans, as set forth below:

DISTRIBUTION DATE                PERCENTAGE
-----------------                ----------
July 2008 - June 2009.........   0.20% with respect to July 2008, plus an additional 1/12th of 0.25% for each month thereafter through June 2009
July 2009 - June 2010.........   0.45% with respect to July 2009, plus an additional 1/12th of 0.40% for each month thereafter through June 2010
July 2010 - June 2011.........   0.85% with respect to July 2010, plus an additional 1/12th of 0.35% for each month thereafter through June 2011
July 2011 - June 2012.........   1.20% with respect to July 2011, plus an additional 1/12th of 0.45% for each month thereafter through June 2012
July 2012 - June 2013.........   1.65% with respect to July 2012, plus an additional 1/12th of 0.15% for each month thereafter through June 2013

July 2013 and thereafter......   1.80%

     "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

     The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date is the average of the Sixty-Day Delinquency Rates and Distribution Date and the two immediately preceding Distribution Dates.

     The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

     "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

     The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

     The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the classes of certificates. As a result, interest collections on the Mortgage Loans net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the issuing entity. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS

     On each Distribution Date, the aggregate Available Funds for all of the Loan Groups will be distributed in the following amounts and order of priority:

          1. sequentially,

               a. concurrently, to the Class X-NB, Class X-BI and Class X-BJ Certificates, pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date; and

               b. concurrently, to the Class X-PP and Class X-AD Certificates, pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

          2. concurrently, to the classes of Senior Certificates (other than the notional amount certificates and the Class A-R Certificates), pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

          3. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Current Interest for each such class and such Distribution Date;

          4. a. for each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect in the following order of priority:

                    (1) in an amount up to the Principal Distribution Amount for that Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Principal Distribution Amounts:

                         (a) in an amount up to the Group 1 Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) to the Class A-R Certificates, until its Class
                    Certificate Balance is reduced to zero;

                              (ii) concurrently, to the Class 1-A-1, Class 1-A-2
                    and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (iii) to the Group 2 Senior Certificates (after
                    any distributions made to such classes of certificates from the Group 2 Principal Distribution Amount), the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Principal Distribution Amount) and the Group 4 Senior Certificates (after any distributions made to such classes of certificates from the Group 4 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:

                                   (x) concurrently, to the Class 2-A-1, Class
                         2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 3-A-1, Class
                         3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 4-A-1, Class
                         4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                         (b) in an amount up to the Group 2 Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                    and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) to the Group 1 Senior Certificates (after any
                    distributions made to such classes of certificates from the Group 1 Principal Distribution Amount), the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Principal Distribution Amount) and the Group 4 Senior Certificates (after any distributions made to such classes of certificates from the Group 4 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:

                                   (x) concurrently, to the Class 1-A-1, Class
                         1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 3-A-1, Class
                         3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 4-A-1, Class
                         4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                         (c) in an amount up to the Group 3 Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) concurrently, to the Class 3-A-1, Class 3-A-2
                    and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) to the Group 1 Senior Certificates (after any
                    distributions made to such classes of certificates from the Group 1 Principal Distribution Amount), the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Principal Distribution Amount) and the Group 4 Senior Certificates (after any distributions made to such classes of certificates from the Group 4 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:

                                   (x) concurrently, to the Class 1-A-1, Class
                         1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 2-A-1, Class
                         2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 4-A-1, Class
                         4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (d) in an amount up to the Group 4 Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) concurrently, to the Class 4-A-1, Class 4-A-2
                    and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) to the Group 1 Senior Certificates (after any
                    distributions made to such classes of certificates from the Group 1 Principal Distribution Amount), the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:

                                   (x) concurrently, to the Class 1-A-1, Class
                         1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 2-A-1, Class
                         2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 3-A-1, Class
                         3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                    (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

               b. on each Distribution Date on or after the stepdown date so long as a trigger event is not in effect, in the following order of priority:

                    (1) in an amount up to the Senior Principal Distribution Amount for such Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Senior Principal Distribution Amounts:

                         (a) in an amount up to the Group 1 Principal Senior
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) concurrently, to the Class 1-A-1, Class 1-A-2
                    and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) to the Group 2 Senior Certificates (after any
                    distributions made to such classes of certificates from the Group 2 Senior Principal Distribution Amount), the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Senior Principal Distribution Amount) and the Group 4 Senior Certificates (after any distributions made to such classes of certificates from the Group 4 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:

                                   (x) concurrently, to the Class 2-A-1, Class
                         2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 3-A-1, Class
                         3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 4-A-1, Class
                         4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                         (b) in an amount up to the Group 2 Senior Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                    and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) to the Group 1 Senior Certificates (after any
                    distributions made to such classes of certificates from the Group 1 Senior Principal Distribution Amount), the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Senior Principal Distribution Amount) and the Group 4 Senior Certificates (after any distributions made to such classes of certificates from the Group 4 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:

                                   (x) concurrently, to the Class 1-A-1, Class
                         1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 3-A-1, Class
                         3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 4-A-1, Class
                         4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                         (c) in an amount up to the Group 3 Senior Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) concurrently, to the Class 3-A-1, Class 3-A-2
                    and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) to the Group 1 Senior Certificates (after any
                    distributions made to such classes of certificates from the Group 1 Senior Principal Distribution Amount), the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Senior Principal Distribution Amount) and the Group 4 Senior Certificates (after any distributions made to such classes of certificates from the Group 4 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:


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

                                   (x) concurrently, to the Class 1-A-1, Class
                         1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 2-A-1, Class
                         2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 4-A-1, Class
                         4-A-2 and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (d) in an amount up to the Group 4 Senior Principal
               Distribution Amount for such Distribution Date, in the following order of priority:

                              (i) concurrently, to the Class 4-A-1, Class 4-A-2
                    and Class 4-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) to the Group 1 Senior Certificates (after any
                    distributions made to such classes of certificates from the Group 1 Senior Principal Distribution Amount), the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Principal Senior Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, concurrently as follows:

                                   (x) concurrently, to the Class 1-A-1, Class
                         1-A-2 and Class 1-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                                   (y) concurrently, to the Class 2-A-1, Class
                         2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                                   (z) concurrently, to the Class 3-A-1, Class
                         3-A-2 and Class 3-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the subordinated class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

          5. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

          6. concurrently, to the classes of Senior Certificates related to Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, pro rata based on the aggregate Unpaid Realized Loss Amount for the Senior Certificates (other than the Class X Certificates) related to Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4;


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

               a. in an amount up to the aggregate Unpaid Realized Loss Amount for the for the Group 1 Senior Certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

               b. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 2 Senior Certificates, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

               c. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 3 Senior Certificates, sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class; and

               d. in an amount up to the aggregate Unpaid Realized Loss Amount for the Group 4 Senior Certificates, sequentially, to the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class; and

          7. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

          8. sequentially,

               a. concurrently, to the Class X-NB, Class X-BI and Class X-BJ Certificates, pro rata, based on entitlements, in an amount up to the amount of Net Rate Carryover for each such class; and

               b. concurrently, to the Class X-PP and Class X-AD Certificates, pro rata, based on entitlements, in an amount up to the amount of Net Rate Carryover for each such class;

          9. concurrently, to the classes of Senior Certificates (other than the Class X and Class A-R Certificates), pro rata, based on entitlements, in an amount up to the amount of Net Rate Carryover for each such class;

          10. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of Net Rate Carryover for each such class; and

          11. to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

     Any Interest Carry Forward Amounts, Unpaid Realized Loss Amounts or Net Rate Carryover that remains after the Class Certificate Balance of the related class of certificates is reduced to zero will be extinguished.

CALCULATION OF ONE-YEAR MTA

     The MTA Certificates will bear interest during each interest accrual period at the applicable rate determined as described under "--Interest" below.

     "ONE-YEAR MTA" is a per annum rate equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)". The One-Year MTA used for each interest accrual period will be the most recent One-Year MTA figure available as of fifteen days prior to the commencement of that interest accrual period (a "ONE-YEAR MTA DETERMINATION DATE").

     If One-Year MTA is no longer available, the calculation agent will choose a new index for the MTA Certificates that is based on comparable information. When the calculation agent chooses a new index for the MTA Certificates, it will increase or decrease the related Pass-Through Margins by the difference between the average One-Year MTA for the final three years it was in effect and the average of the most recent three years for the replacement index. The Pass-Through Margins will be increased by that difference if the average One-Year MTA is greater than the average replacement index, and the Pass-Through Margins will be decreased by that difference if the replacement index is greater than the average One-Year MTA.

CALCULATION OF ONE-MONTH LIBOR

     On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, an "INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period on the basis of such rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If such rate is not quoted on the Bloomberg terminal (or such other service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

          (1)  with an established place of business in London,

          (2)  which have been designated as such by the Trustee and

          (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any successor Master Servicer.

     The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

     The pooling and servicing agreement requires the Trustee to establish an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the Offered Certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

     In addition to the $1,000 deposit described in the second preceding paragraph, on the closing date the depositor shall cause to be deposited in the Carryover Reserve Fund an amount that is expected to be sufficient to


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

cover any Net Rate Carryover on the LIBOR Certificates with respect to the first Distribution Date. On the first Distribution Date, such amount will be distributed, sequentially, as follows:

     - first, concurrently, to the senior LIBOR Certificates, pro rata, based upon the amount of any Net Rate Carryover with respect to each such class of certificates, and

     - second, sequentially, to all of the classes of subordinated certificates, beginning with the class of subordinated certificates with the highest distribution priority based upon the amount of any Net Rate Carryover with respect to each such class of certificates.

Any such amount deposited by the depositor as described in the first sentence of this paragraph that remains after payment of any Net Rate Carryover to the certificates on the first Distribution Date will be distributed to UBS Securities LLC and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates.

CORRIDOR CONTRACT RESERVE FUND

     The pooling and servicing agreement will require the trustee to establish one account for amounts received with respect to the Corridor Contract and the Corridor Floor Contract (the "CORRIDOR CONTRACT RESERVE FUND"). The Corridor Contract Reserve Fund will be held in trust in the Supplemental Interest Trust by the supplemental interest trustee, on behalf of the holders of the Offered Certificates (other than the Class A-R Certificates). On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of the issuing entity or of any REMIC.

     On each Distribution Date, the trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of the Corridor Contract or the Corridor Floor Contract for the related Accrual Period. On each Distribution Date, such amounts received in respect of the Corridor Contract or the Corridor Floor Contract will be distributed to the Offered Certificates (other than the Class A-R Certificates) in accordance with the sections entitled "Interest -- Distributions of Funds from the Corridor Contract and Corridor Floor Contract" and "The Corridor Contract and Corridor Floor Contract" above, to the extent necessary and to the extent not previously distributed in the following order of priority:

                    (1) to the classes of Senior Certificates related to Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, pro rata based on the aggregate remaining Unpaid Realized Loss Amount for the Senior Certificates related to Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, concurrently as follows:

                         (a) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 1 Senior Certificates, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

                         (b) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 2 Senior Certificates,, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

                         (c) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 3 Senior Certificates, sequentially, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

                         (d) in an amount up to the aggregate remaining Unpaid
               Realized Loss Amount for the Group 4 Senior Certificates, sequentially, to the Class 4-A-1, Class 4-A-2 and Class 4-A-3

               Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class;

                    (2) sequentially,

                         (a) concurrently, to the Class X-NB, Class X-BI and
               Class X-BJ Certificates, pro rata, in an amount up to the amount of any remaining Net Rate Carryover for each such class; and

                         (b) concurrently, to the Class X-PP and Class X-AD
               Certificates, pro rata, in an amount up to the amount of any remaining Net Rate Carryover for each such class;

                    (3) concurrently, to the classes of Senior Certificates (other than the Class X and Class A-R Certificates), pro rata, in an amount up to the amount of any remaining Net Rate Carryover for each such class;

                    (4) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Net Rate Carryover for each such class; and

                    (5) on the Distribution Date in February 2010 and after the Corridor Contract Termination Date, as assigned by UBS Securities LLC.

     Unless either the Corridor Contract and Corridor Floor Contract is subject to an early termination, on or before the Corridor Contract Termination Date any remaining amounts with respect to the Corridor Contract and Corridor Floor Contract will be held in the Corridor Contract Reserve Fund and distributed in accordance with the sections entitled "Interest -- Distributions of Funds from the Corridor Contract and Corridor Floor Contract" and "The Corridor Contract and Corridor Floor Contract" above.

APPLIED REALIZED LOSS AMOUNTS

     After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related senior certificates.

     If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates (other than the Class X Certificates) exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, to the senior certificates related to Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 (other than the related Class X Certificates) pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates, as follows: (a) with respect to the Group 1 Senior Certificates, sequentially, to the Class 1-A-3, Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero (b) with respect to the Group 2 Senior Certificates, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (c) with respect to the Group 3 Senior Certificates, sequentially, to the Class 3-A-3, Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero and (d) with respect to the Group 4 Senior Certificates, sequentially, to the Class 4-A-3, Class 4-A-2 and Class 4-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Any such reduction described in this paragraph is an "APPLIED REALIZED LOSS AMOUNT."

     Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the


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

allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.

                                                                         ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the Offered Certificates will be offered globally (the "GLOBAL SECURITIES") and will be available only in book-entry form. Investors in the Global Securities may hold Such Global Securities through any of The Depository Trust Company ("DTC"), Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be Subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global Security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset-backed certificates issues in same-day funds.

     Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC Seller and Clearstream or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or

Euroclear Participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of a 360-day year and either twelve 30-day months or the actual number of days in the related accrual period, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant's or Euroclear Participant's account. The Securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New
York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended at line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last Coupon payment to and excluding the settlement date on the basis of a 360-day year and either twelve 30-day months or the actual number of days in the related accrual period, as applicable. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          1. borrowing through Clearstream or Euroclear accounts) for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing System's Customary procedures;

          2. borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

          3. staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of Global Securities holding Securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between Such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemptions for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date such form is signed.

     The term "U.S. PERSON" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise) or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a Court within the United States is able to exercise primary Supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person. This Summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.


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